UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Soliciting Material under §240.14a-12

Kyndryl Holdings, Inc.

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kyndryl

2022 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Introducing
•
Launched in 2021 as a new, independent company following the separation of IBM’s Managed Infrastructure Services business

•
Trusted by a global base of more than 4,000 customers to manage the “hearts and lungs” of their most complex technology-intensive and highly-regulated operations

•
Largest scale in our industry and 30+ years experience operating heterogenous IT environments

•
Industry analysts estimate Kyndryl’s market share is 2x the nearest competitor

•
Through expanded partnerships that include Microsoft, Google Cloud, Amazon Web Services, VMware, Nokia, Dell, Cloudera, and others, Kyndryl increased its total addressable market from $240 billion to $510 billion

Market & Industry Leadership
Kyndryl Security & Resiliency named
a Market Leader in Cybersecurity
Services 2022 RadarView report
Leader: 2021 Aware (Intelligent)
IT Infrastructure Services
Automation PEAK Matrix
Assessment
Leader in the global managed cloud
services market, 2021
Best Partnership (Kyndryl and Microsoft), 2021

Kyndryl (NYSE: KD) is the world’s largest IT infrastructure services provider. The Company designs, builds, manages and modernizes the complex, mission-critical information systems that the world depends on every day.
For more information, visit
www.kyndryl.com.

~$19B	75	~3,200	~88,683	63
2021 Revenue	Fortune 100 companies served	Patents in IP Portfolio	Employees globally as of December 31, 2021	Countries where we have operations

A Message from Our Chairman and Chief Executive Officer

MARTIN SCHROETER
Dear Fellow Stockholders,
On behalf of the entire Kyndryl Board of Directors, I am excited to invite you to Kyndryl’s first ever Annual Meeting of Stockholders on July 28, 2022 at 1:00 p.m. Eastern Daylight Time. In order to enable all of our stockholders to fully and equally participate in the Annual Meeting from any place in the world at little to no cost, we are delighted to be holding the Annual Meeting virtually by live audio webcast at http://www.virtualshareholdermeeting.com/KD2022.
You will be able to attend the virtual Annual Meeting, vote your shares electronically, and submit questions both during and prior to the Annual Meeting by visiting that Internet address.
We are also pleased to be furnishing our proxy materials to stockholders primarily over the Internet. We believe this process expedites your receipt of the proxy materials, reduces the cost of the Annual Meeting and conserves natural resources. Stockholders of record as of the close of business on May 31, 2022 will either receive a Proxy Card or a Notice of Internet Availability of Proxy Materials for the Annual Meeting. The notice contains instructions on how to access our Proxy Statement and 2021 Annual Report and submit your proxy online.
Your vote is important to us. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy with your voting instructions promptly. You may do this over the Internet, as well as by telephone or mail. Please review the instructions regarding each of these options on your Proxy Card or Notice of Internet Availability of Proxy Materials.
We hope that you can join us at this first Annual Meeting and that you continue to accompany us on our journey as the world’s largest IT infrastructure services provider. We believe that the pursuit of our three key priorities—expanding our alliances with key partners, leaning into Kyndryl’s advanced delivery advantage when working with customers across their most complex business operations and growing our accounts—will create a bright future for Kyndryl.
Thank you for your continued belief in Kyndryl.
Sincerely,
MARTIN SCHROETER
Chairman of the Board and Chief Executive Officer
Kyndryl
June 14, 2022

Notice of Annual Meeting of Stockholders
Date and Time	Record Date	Access
July 28, 2022 1:00 p.m. Eastern Daylight Time	Close of business on May 31, 2022
You can attend the Annual Meeting, vote your shares and submit your questions by visiting www.virtualshareholdermeeting.com/KD2022.
To participate in the virtual-only Annual Meeting, you will need your individual 16-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card.

Items of Business	How to Vote	Your Vote Is Important

1
Election of the three Class I directors named herein for a three-year term

2
Approval, in a non-binding vote, of the compensation of our named executive officers

3
Approval, in a non-binding vote, of the frequency of future advisory votes on executive compensation

4
Approval of the amendment and restatement of the Kyndryl 2021 Long-Term Performance Plan

5
Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023

•
Transaction of any other business properly
presented at the meeting

INTERNET	Go to www.proxyvote.com, 24/7
PHONE	Call toll-free, 24/7 1-800-690-6903
MAIL	Complete, date and sign your proxy card or voting instruction form and mail in the postage-paid envelope
MOBILE DEVICE	Scan the QR code
IN PERSON	Attend the Annual Meeting and cast your ballot
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 28, 2022
The Kyndryl Proxy Statement and 2021 Annual Report to stockholders are available at www.proxyvote.com. In addition, a list of the stockholders entitled to vote at the Annual Meeting will be open for examination electronically by any stockholder for any purpose germane to the Annual Meeting electronically during the 2022 Annual Meeting at www.virtualshareholdermeeting.com/KD2022 when you enter your 16-digit Control Number.
By Order of the Board of Directors, EDWARD SEBOLD General Counsel and Secretary New York, NY June 14, 2022
Websites throughout this Proxy Statement are provided for reference only. Websites referred to herein are not incorporated by reference into this Proxy Statement.

1	PROXY SUMMARY
1	Voting Matters
1	Our Business
2	Our Commitment to ESG
3	Governance Highlights
3	Board of Directors
5	Executive Compensation Highlights
6	CORPORATE GOVERNANCE AND BOARD MATTERS
6	Proposal 1—Election of Directors
7	Class I Director Nominees for Election to a 3-Year Term Expiring in 2025
9	Directors Continuing in Office
14	Kyndryl Board of Directors—Experience and Skills
15	Director Nomination Process
16	Director Independence
17	Director Attendance
17	Board Leadership Structure
19	Committees of the Board
22	Compensation Committee Oversight of Kyndryl Compensation
22	Board and Committee Oversight of Strategy and Risk Management
23	Business Conduct Guidelines
24	Board Corporate Governance Guidelines
24	Communications with the Board
25	Our ESG Strategy
27	Certain Relationships and Related Person Transactions
30	Director Compensation
32	Executive Officers of the Company
34	2021 EXECUTIVE COMPENSATION
35	Proposal 2—Advisory Vote to Approve Executive Compensation
35	Proposal 3—Advisory Vote regarding Frequency of Future Advisory Votes on Executive Compensation
36	A Message from the Compensation Committee Chair
38	Compensation Discussion and Analysis
58	Compensation Committee Report
59	Compensation Tables
77	Proposal 4—Approval of Amendment and Restatement of the Kyndryl 2021 Long-Term Performance Plan
89	Equity Compensation Plan Information
90	AUDIT MATTERS
90	Proposal 5—Ratification of the Appointment of the Independent Registered Public Accounting Firm
91	Audit and Non-Audit Fees
91	Pre-Approval of Services Provided by the Independent Registered Public Accounting Firm
92	Audit Committee Report
93	STOCK OWNERSHIP INFORMATION
93	Security Ownership of Certain Beneficial Owners and Management
95	FREQUENTLY ASKED QUESTIONS
A-1	ANNEX A—AMENDED AND RESTATED KYNDRYL 2021 LONG-TERM PERFORMANCE PLAN

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting. The proxy materials, including this Proxy Statement, the 2021 Annual Report and the proxy card, or the Notice of Internet Availability of proxy materials, as applicable, are being distributed beginning on or about June 14, 2022 to all stockholders entitled to vote.
Voting Matters
Stockholders will be asked to vote on the following matters at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we encourage you to promptly submit your proxy with your voting instructions. You may do this over the Internet, as well as by telephone or mail. See “Frequently Asked Questions—8. Can I vote my shares without attending the Annual Meeting?”
Items of Business	Board Recommendations	For More Information, See Page
1 Election of the three Class I director nominees named herein for a three-year term	FOR each nominee	6
2 Approval, in a non-binding vote, of the compensation of our named executive officers (Say-on-Pay Proposal)	FOR	35
3 Approval, in a non-binding vote, of the frequency of future advisory votes on executive compensation (Say-on-Frequency Proposal)	FOR every one year	35
4 Approval of the amendment and restatement of the Kyndryl 2021 Long-Term Performance Plan (Plan Proposal)	FOR	77
5 Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023 (fiscal 2023) (Ratification Proposal)	FOR	90
• Transaction of any other business properly presented at the meeting
Our Business
About Us
Kyndryl is the world’s largest IT infrastructure services provider. The Company designs, builds, manages and modernizes the complex, mission-critical information systems that the world depends on every day. Kyndryl’s approximately 90,000 employees serve over 4,000 customers in more than 60 countries around the world, including 75 percent of the Fortune 100 companies. On November 3, 2021, International Business Machines Corporation (IBM) completed the spin-off  (Separation or Spin-off) of the infrastructure services unit of its Global Technology Services segment through the distribution of shares of Kyndryl’s common stock to IBM stockholders. Kyndryl’s common stock began regular-way trading on the New York Stock Exchange (NYSE) on November 4, 2021. For more information, visit www.kyndryl.com.
KYNDRYL 2022 PROXY STATEMENT | 1

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
OUR GLOBAL BUSINESS PRACTICE AREAS
Cloud	Core Enterprise & zCloud	Digital Workplace
Deliver seamless, integrated, multicloud management	Provide secure, unified and fault-tolerant mainframe services for our customers’ core infrastructure	Enhance user experience and work location flexibility by providing a consumer experience to employees
Applications, Data & AI	Network & Edge	Security and Resiliency
Provide full application platform hosting and expert assistance for application modernization	Provide unified network services for cloud and data center connectivity	Deliver full line of cybersecurity, business continuity and disaster recovery services to help customers continuously adapt to new threats and regulatory standards
Our Commitment to ESG
Our environmental, social and governance (ESG) strategy is at the heart of our mission to become a purpose-driven company and employer of choice. Our business is centered around our people, our customers and our communities, and our strategy reflects our mission to emerge as an ESG leader to drive positive impact and business growth.
In less than a year as an independent company, Kyndryl has developed an ESG strategy that focuses on driving positive impacts in the communities where we live and work now and it lays a foundation for an ambitious impact in the future.
ESG Domain	Highlight
Environment
Established the list of Kyndryl locations to be included as part of Kyndryl’s emission reporting baseline for Scope 1, 2 and 3 in line with the Greenhouse Gas Protocol

Launched “Sustainability @ Kyndryl,” an employee engagement network focused on driving educational training and knowledge

Increased Kyndryl’s EU Code of Conduct Data Center Energy Efficiency participation to 46 locations to become one of the industry market leaders

Social
Launched Kyndryl Inclusion Networks (KINs) to support racially, ethnically and gender diverse groups at Kyndryl to build an inclusive employee culture

Tied a portion of fiscal 2023 executive cash incentive bonus opportunity to achievement of ESG goals to align executive focus with ESG priorities

Launched our global employee volunteering and giving platform

Launched Carbon Literacy Training for employees to support their ESG skill development

Governance
Established Board and independent Board committee oversight of ESG strategy

50% of Board members are gender, racially and/or ethnically diverse

100% business ethics training completion by eligible employees

ESG Program Development	Completed third-party materiality assessment to identify and prioritize important ESG issues
2 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Governance Highlights
Effective Board Leadership, Independent Oversight and Strong Corporate Governance	Stockholder Rights and Accountability

50% of directors are racially, ethnically and/or gender diverse

100% of Committee members are independent

Lead Independent Director tasked with robust and well-defined responsibilities

Executive sessions led by Lead Independent Director scheduled at each Board meeting

Annual review of board leadership structure

Annual director self-evaluation and committee assessment to ensure board effectiveness

No “overboarded” directors

Business Conduct Guidelines

Commitment to and oversight of Corporate Social Responsibility and ESG principles

Majority voting for directors in uncontested elections with director resignation policy

Single voting class

Proxy access

No stockholder rights plan

No supermajority voting provisions

Phase-out for staggered board with all directors to be elected annually beginning in 2027

Board of Directors
BOARD ATTRIBUTES

KYNDRYL 2022 PROXY STATEMENT | 3

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
KYNDRYL BOARD
Director	Age	Director Since	Independent	COMMITTEE MEMBERSHIP			Audit Committee Financial Expert
				Audit	Compensation	Nominating and Governance
Dominic J. Caruso Retired Executive Vice President and Chief Financial Officer, Johnson & Johnson	64	2021
John D. Harris II Former Vice President of Business Development, Raytheon Company and Chief Executive Officer, Raytheon International Inc.	61	2021
Stephen A. M. Hester Chairman, easyJet plc	61	2021
Shirley Ann Jackson President, Rensselaer Polytechnic Institute	75	2021
Janina Kugel Former Chief Human Resources Officer and member of the Managing Board, Siemens AG	52	2021
Denis Machuel Chief Executive Officer, The Adecco Group (Effective July 1, 2022)	58	2021
Rahul N. Merchant Former Senior Executive Vice President and Head of Client Services and Technology, TIAA-CREF	65	2021
Jana Schreuder Former Executive Vice President and Chief Operating Officer, Northern Trust Corporation	63	2021
Martin Schroeter Chairman and Chief Executive Officer, Kyndryl Holdings, Inc.	57	2021
Howard I. Ungerleider President and Chief Financial Officer, Dow Inc.	53	2021
Chairman of the Board	Lead Independent Director	Committee Chair	Committee Member	Audit Committee Financial Expert
4 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Executive Compensation Highlights
COMPENSATION PHILOSOPHY AND OBJECTIVES
Our executive compensation philosophy is governed by three key principles:

PAY FOR PERFORMANCE	ALIGN WITH STOCKHOLDERS	PAY COMPETITIVELY
The majority of executive compensation opportunity is performance-based and tied to our business results and individual performance
Incentives are tied to both short-term and long-term performance goals to balance risk while rewarding for delivering financial, operating and strategic performance aligned with our business strategy and stockholder interests. Furthermore, select executives will be required to retain shares earned until minimum share ownership levels are achieved per our stock ownership guidelines
Total target compensation levels are competitive to attract and retain the best, diverse talent; actual pay levels will vary based on performance results
COMPENSATION BEST PRACTICES
What We Do	What We Don’t Do

Tie a significant portion of pay to Company performance

Align long-term objectives with the creation of stockholder value

Perform a market comparison of executive compensation against a relevant peer group

Use an independent compensation consultant reporting directly to the Compensation Committee and providing no other services to the Company

Maintain robust stock ownership guidelines

Maintain a robust clawback policy

Require senior executives to enter into non-competition and non-solicitation agreements

Offer limited perquisites

Include a one-year minimum vesting condition under our long-term incentive plan

Perform an annual compensation risk review and assessment

No tax gross-ups

No “single-trigger” change in control severance benefits

No excessive severance benefits

No “single-trigger” change in control equity vesting

No hedging or pledging of Kyndryl stock by our executive officers

No evergreen provision in our long-term incentive plan

No repricing of underwater stock options without stockholder approval

No multi-year employment agreements

No guaranteed annual bonus or equity payments

KYNDRYL 2022 PROXY STATEMENT | 5

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Corporate Governance and Board Matters
Proposal 1—Election of Directors
Our Board currently consists of 10 members and, until the conclusion of our 2027 Annual Meeting of stockholders, will be divided into three classes, with each class consisting, as nearly as possible, of one-third of the total number of directors. The directors designated as Class I directors have terms expiring at the 2022 Annual Meeting, the directors designated as Class II directors have terms expiring at 2023 Annual Meeting and the directors designated as Class III directors have terms expiring at 2024 Annual Meeting. Any director elected at the 2022, 2023 or 2024 Annual Meeting will belong to the class whose term expires at such Annual Meeting and will hold office for a three-year term or until his or her successor has been duly elected and qualified.
CLASS I	CLASS II	CLASS III
NOMINEES FOR ELECTION AT THE 2022 ANNUAL MEETING	TERMS EXPIRING AT THE 2023 ANNUAL MEETING	TERMS EXPIRING AT THE 2024 ANNUAL MEETING
• Janina Kugel • Denis Machuel • Rahul N. Merchant	• John D. Harris II • Jana Schreuder • Howard I. Ungerleider	• Dominic J. Caruso • Stephen A. M. Hester • Shirley Ann Jackson • Martin Schroeter
Beginning at the 2025 Annual Meeting, and at each annual meeting thereafter, all of our directors up for election at such meeting will be elected annually and will hold office until the following Annual Meeting and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. Effective as of the conclusion of the 2027 Annual Meeting, our Board will therefore no longer be divided into three classes. This temporary classified Board structure is intended to provide continuity of leadership during Kyndryl’s first years of operation as an independent, public company.
Upon the recommendation of the Nominating and Governance Committee, the Board has considered and nominated the following slate of Class I nominees for a three-year term expiring at our 2025 Annual Meeting and until their successors are duly elected and qualified: Janina Kugel, Denis Machuel and Rahul N. Merchant.
Unless otherwise instructed, the persons named in the form of proxy card (proxyholders) attached to this Proxy Statement intend to vote the proxies held by them for the election of Janina Kugel, Denis Machuel and Rahul N. Merchant. If any of these nominees ceases to be a candidate for election by the time of the 2022 Annual Meeting (a contingency which the Board does not expect to occur), such proxies may be voted by the proxyholders in accordance with the recommendation of the Board.
The Board recommends that you vote FOR the election of each of the Class I nominees set forth above.
6 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Class I Director Nominees for Election to a 3-Year Term
Expiring in 2025
JANINA KUGEL	COMMITTEE: Compensation	AGE 52	INDEPENDENT DIRECTOR since 2021
Former Chief Human Resources Officer, Siemens AG, a diversified manufacturing and technology company
Qualifications, Attributes and Skills
•
Global business experience as former chief human resources officer of Siemens AG

•
Government service as a former member of the Innovation Council for the Federal Ministry of Digitization and the Council of Future of Work for the Federal Ministry of Labor and Social Affairs of Germany

•
Affiliation with a leading business and public policy association as a member of the Supervisory Board of the German Pension Benefit Guaranty Association and co-chair of the Digital Council of the Confederation of German Employers’ Associations

•
Academic experience as a member of the International Advisory Board of the IESE Business School in Spain and the University Council of the Technical University of Munich

•
Outside board experience as a director of Konecranes plc, TUI AG and Thinkproject GmbH

Relevant Experience
Ms. Kugel served as the chief human resources officer and member of the managing board of Siemens AG from 2015 until 2020. Ms. Kugel joined Siemens AG in 2001 as vice president of group strategy in the communications sector and in 2005, was appointed director of global commercial excellence before becoming director of human resources in 2009. Ms. Kugel joined Osram in 2012, where she served as the chief human resources officer until 2013, when she was appointed corporate vice president of human resources and chief diversity officer at Siemens AG.
Ms. Kugel serves on the Board of Konecranes plc, TUI AG and Thinkproject GmbH, and is a member of the Supervisory Board of the German Pension Benefit Guaranty Association (Pensions-Sicherungs-Verein) and the co-chair of the Digital Council of the Confederation of German Employers’ Associations (Bundesvereinigung der Deutschen Arbeitgeberverbände). Ms. Kugel is also a member of the International Advisory Board of the IESE Business School in Spain and the University Council of the Technical University of Munich. Since 2020, Ms. Kugel has served as senior advisor to EQT, AB Group and Boston Consulting Group, Inc. Ms. Kugel is also a member of the Board of Trustees of Deutsche AIDS Stiftung (German AIDS Foundation).

KYNDRYL 2022 PROXY STATEMENT | 7

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
DENIS MACHUEL	COMMITTEE: Audit	AGE 58	INDEPENDENT DIRECTOR since 2021
Chief Executive Officer of The Adecco Group, a leading human resources and temporary staffing firm (Effective July 1, 2022)
Qualifications, Attributes and Skills
•
Global business experience as former chief executive officer of Sodexo S.A.

•
Technology and digital experience as the former chief digital officer of Sodexo S.A.

•
Affiliation with leading business and public policy associations as a member of the G7 Business for Inclusive Growth coalition and the Consumer Goods Forum

Relevant Experience
Mr. Machuel joined The Adecco Group in June 2022 and, effective July 1, 2022, will lead the company as its chief executive officer. Prior to this, Mr. Machuel served as the chief executive officer of Sodexo S.A. from 2018 until 2021. Mr. Machuel joined Sodexo in 2007 as the managing director of benefits and rewards services for central and eastern Europe. In 2012, he became chief executive officer of Sodexo benefits and rewards worldwide. Mr. Machuel joined the Sodexo Group Executive Committee in 2014, and from 2015 until 2018, served as group chief digital officer and from 2017 until 2018, served as deputy chief executive officer of Sodexo. Additionally, between 2016 and 2017, Mr. Machuel served as chief executive officer of personal and home services at Sodexo.
Mr. Machuel has also been a member of the G7 Business for Inclusive Growth coalition and the Consumer Goods Forum.

RAHUL N. MERCHANT	COMMITTEE: Audit	AGE 65	INDEPENDENT DIRECTOR since 2021
Former Senior Executive Vice President and Head of Client Services & Technology at TIAA-CREF, a financial services company
Qualifications, Attributes and Skills
•
Global business experience as former senior executive vice president and head of client services and technology at TIAA

•
Technology, digital and/or cybersecurity experience as former executive vice president and chief information and operations officer at Fannie Mae and former senior vice president, chief information officer and chief technology officer at Merrill Lynch, Pierce, Fenner & Smith Incorporated

•
Government service as former citywide chief information and innovation officer of New York City

•
Outside board experience as a director of Juniper Networks, Inc.

Relevant Experience
Mr. Merchant served as a senior executive vice president at TIAA from 2015 until his retirement in April 2022. While at TIAA, Mr. Merchant led a variety of organizations including chief information officer, client services, and digital transformation. Prior to serving in this role, Mr. Merchant served as citywide chief information and innovation officer for the City of New York from 2012 until 2014. From 2006 until 2009, Mr. Merchant served as executive vice president, chief information and operations officer and member of the executive committee at the Federal National Mortgage Association (Fannie Mae), and senior vice president, chief information officer and chief technology officer at Merrill Lynch, Pierce, Fenner & Smith Incorporated from 2000 until 2006. Mr. Merchant also serves as a director for Juniper Networks, Inc.

8 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Directors Continuing in Office
CLASS II DIRECTORS, WITH TERMS EXPIRING AT THE 2023 ANNUAL MEETING
JOHN D. HARRIS II	COMMITTEE: Nominating and Governance	AGE 61	INDEPENDENT DIRECTOR since 2021
Former Vice President of Business Development of Raytheon Company and Chief Executive Officer of Raytheon International Inc., a multinational aerospace and defense company
Qualifications, Attributes and Skills
•
Global business experience as former chief executive officer of Raytheon International Inc. and vice president of business development of Raytheon Company

•
Technology, digital and/or cybersecurity experience as former president of the Raytheon Technical Services Company and as former general manager of Raytheon’s Intelligence, Information and Services business

•
Government service as former member of the National Advisory Council on Minority Business Enterprise with the U.S. Department of Commerce and RTCA NexGen Advisory Committee of the U.S. Department of Transportation

•
Outside board experience as a director of Cisco Systems Inc. and Flex Ltd.

Relevant Experience
Mr. Harris served as chief executive officer of Raytheon International Inc. from 2013 until 2020. Mr. Harris also served as vice president of business development for Raytheon Company during his tenure. Mr. Harris joined Raytheon in 1983 and held positions of increasing responsibility, including vice president of operations and contracts for Raytheon’s former electronic systems business, vice president of contracts for the company’s government and defense businesses until 2003, and vice president of contracts and supply chain for Raytheon Company until 2010, when he was named president of the Raytheon Technical Services Company, a role he served in until 2013.
Mr. Harris served on the Radio Technical Commission for Aeronautics (RTCA) NextGen Advisory Committee, the National Advisory Council on Minority Business Enterprise with the U.S. Department of Commerce and the Association of the United States Army’s Council of Trustees. Mr. Harris serves as a board member for Cisco Systems Inc. and Flex Ltd.

JANA SCHREUDER	COMMITTEE: Compensation (Chair)	AGE 63	INDEPENDENT DIRECTOR since 2021
Retired Executive Vice President, Chief Operating Officer at Northern Trust Corporation, a financial services company
Qualifications, Attributes and Skills
•
Global business experience as former chief operating officer of Northern Trust Corporation

•
Technology, digital and/or cybersecurity experience as former president of operations and technology at Northern Trust Corporation

•
Financial experience as former chief risk officer and head of corporate risk management and president of wealth management at Northern Trust Corporation

•
Affiliation with leading business association as a member of the Global Governance and Membership Committee of Women Corporate Directors

•
Outside board experience as a director of Blucora, Inc. and The Bank of N.T. Butterfield & Son Limited

Relevant Experience
Ms. Schreuder served as executive vice president and chief operating officer of Northern Trust Corporation from 2014 until she retired from that role in 2018. Ms. Schreuder joined Northern Trust in 1980 and during her tenure held multiple roles as a member of the management team, including service as chief risk officer from 2005 to 2006, president of operations and technology from 2006 to 2011 and president of wealth management from 2011 to 2014.
Ms. Schreuder is a member of the Global Governance and Membership Committee of Women Corporate Directors. Ms. Schreuder currently sits on the boards of Blucora, Inc. and The Bank of N.T. Butterfield & Son Limited. Additionally, during the past five years, she served as a director of LifePoint Health Inc.

KYNDRYL 2022 PROXY STATEMENT | 9

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
HOWARD I. UNGERLEIDER	COMMITTEE: Compensation	AGE 53	INDEPENDENT DIRECTOR since 2021
President and Chief Financial Officer, Dow Inc., a materials, polymer, chemicals and biological sciences enterprise
Qualifications, Attributes and Skills
•
Global business experience as president and chief financial officer of Dow Inc.

•
Financial expertise as chief financial officer of Dow Inc., DowDuPont and The Dow Chemical Company

•
Managed the financial complexities of the historic merge-and-spin of DowDuPont, an $86 billion holding company comprised of The Dow Chemical Company and DuPont from September 2017 to April 2019

•
Financial leadership for The Dow Chemical Company’s strategic ownership restructuring of its Dow Corning Corporation silicones business joint venture completed in 2016

•
Affiliation with leading business and public policy associations as Chair of the Business Leaders for Michigan business roundtable and the Michigan Climate Executive Advisory Group

•
Outside board experience as a former director of Wolverine Bancorp, Inc.

Relevant Experience
Mr. Ungerleider has served as president and chief financial officer of Dow Inc. since April 2019. In 1990, he joined The Dow Chemical Company and subsequently held various positions, including chief financial officer from 2014 to 2015. In 2016, he was appointed chief financial officer of DowDuPont effective upon the merger of The Dow Chemical Company and E.I. du Pont de Nemours and Company (DuPont).
Mr. Ungerleider served in this role from 2017 until April of 2019, when Dow Inc. separated from DowDuPont.
Mr. Ungerleider is chairman of the Dow Company Foundation and serves on the Board of Directors of FCLTGlobal, the Michigan Israel Business Bridge and the Rollin M. Gerstacker Foundation.
Mr. Ungerleider is also Chair of the Business Leaders for Michigan business roundtable and the Michigan Climate Executive Advisory Group. Additionally, during the past five years, he served as a director of Wolverine Bancorp, Inc.

CLASS III DIRECTORS, WITH TERMS EXPIRING AT THE 2024 ANNUAL MEETING
DOMINIC J. CARUSO	COMMITTEE: Audit (Chair)	AGE 64	INDEPENDENT DIRECTOR since 2021
Retired Executive Vice President and Chief Financial Officer, Johnson & Johnson, a global healthcare products company
Qualifications, Attributes and Skills
•
Global business experience as former chief financial officer of Johnson & Johnson

•
Financial expertise as former chief financial officer of Johnson & Johnson

•
Affiliation with leading business and public policy association as former co-chair of the U.S. Chamber of Commerce Global Initiative on Health and the Economy

•
Outside board experience as a director of McKesson Corporation

Relevant Experience
Mr. Caruso served as the executive vice president and chief financial officer of Johnson & Johnson from 2007 until his retirement in 2018. Earlier in his career, Mr. Caruso served Centocor, Inc. as vice president, finance and chief financial officer from 1994 to 1998, and as senior vice president and chief financial officer from 1998 until the acquisition of Centocor by Johnson & Johnson in 1999. Mr. Caruso then joined Johnson & Johnson and served in various executive positions until his appointment as the executive vice president and chief financial officer in 2007. Mr. Caruso is a director of McKesson Corporation. Mr. Caruso previously served as the co-chair of the U.S. Chamber of Commerce Global Initiative on Health and the Economy and currently serves on the Board of Trustees of The Children’s Hospital of Philadelphia and the Cystic Fibrosis Foundation.

10 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
STEPHEN A. M. HESTER	COMMITTEE: Nominating and Governance (Chair)	AGE 61	LEAD INDEPENDENT DIRECTOR since 2021
Chairman, easyJet plc, a leading international airline
Qualifications, Attributes and Skills
•
Global business experience as former group chief executive of RSA Insurance Group, of Royal Bank of Scotland Group and of British Land plc

•
Financial expertise as former chief financial officer of Abbey National plc and Credit Suisse First Boston

•
Outside board experience as chairman of easyJet plc, vice chairman and chair designate of Nordea Bank Abp, former senior independent director of Centrica plc, and former deputy chairman of Northern Rock

Relevant Experience
Mr. Hester currently serves as chairman of easyJet plc and vice chairman and chair designate of Nordea Bank Abp. Additionally, during the past five years, he served as senior independent director of Centrica plc.
Mr. Hester served as chief executive officer of RSA Insurance Group from 2014 until his retirement in June 2021. Prior to joining RSA, he was group chief executive of Royal Bank of Scotland from 2008 to 2013, chief executive of British Land plc from 2004 to 2008, and chief operating officer and chief financial officer of Abbey National plc from 2002 to 2004. Mr. Hester began his career at Credit Suisse First Boston in 1982 and held positions of increasing responsibility, including chief financial officer and global head of the fixed income division.

KYNDRYL 2022 PROXY STATEMENT | 11

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
SHIRLEY ANN JACKSON	COMMITTEE: Nominating and Governance	AGE 75	INDEPENDENT DIRECTOR since 2021
President, Rensselaer Polytechnic Institute, a leading science and technology university that brings technical innovation to the marketplace
Qualifications, Attributes and Skills
•
Leadership and technology experience as president of Rensselaer Polytechnic Institute

•
Industry and research experience as a theoretical physicist at the former AT&T Bell Laboratories

•
Government service as a former chairman of the U.S. Nuclear Regulatory Commission and co-chair of the President’s Intelligence Advisory Board, former member of the International Security Advisory Board to the United States Secretary of State and the President’s Council of Advisors on Science and Technology

•
Regulatory experience as a former member of the board of governors of the Financial Industry Regulatory Authority (FINRA) and as former chairman of the U.S. Nuclear Regulatory Commission

•
Affiliation with leading business and public policy associations as a member of the Council on Foreign Relations, former university vice chair of the Council on Competitiveness and former member of the board of the World Economic Forum USA

•
Tenured professor at Rensselaer Polytechnic Institute and formerly at Rutgers University

•
Outside board experience as a director of FedEx Corporation, and former director of a number of other corporations

Relevant Experience
Dr. Jackson was a theoretical physicist at the former AT&T Bell Laboratories from 1976 to 1991, consultant to the former AT&T Bell Laboratories from 1991 to 1995, professor of theoretical physics at Rutgers University from 1991 to 1995 and chairwoman of the U.S. Nuclear Regulatory Commission from 1995 until she assumed her current position of president of Rensselaer Polytechnic Institute in 1999.
She is a member of the United States Secretary of Energy Advisory Board, the Defense Science Board and the International Security Advisory Board to the United States Secretary of State. She has been co-chair of the President’s Intelligence Advisory Board and had previous service as a member of the International Security Advisory Board to the United States Secretary of State and the Secretary of Energy Advisory Board. Dr. Jackson is a fellow of the Royal Academy of Engineering (U.K.), the American Academy of Arts and Sciences, the American Association for the Advancement of Science and the American Physical Society. She is a member of the U.S. National Academy of Engineering and the American Philosophical Society. Dr. Jackson is a recipient of the National Medal of Science, the highest award in science and engineering awarded by the U.S. Government. Dr. Jackson is a member of the Council on Foreign Relations. She is a Regent Emerita and former Vice-Chair of the Board of Regents of the Smithsonian Institution, a past president of the American Association for the Advancement of Sciences and an honorary trustee of the Brookings Institution. Dr. Jackson is a director of FedEx Corporation. Additionally, during the past five years, she served as a director of Public Service Enterprise Group Incorporated and IBM.

12 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
MARTIN SCHROETER	AGE 57	DIRECTOR since 2021
Chairman and Chief Executive Officer, Kyndryl
Qualifications, Attributes and Skills
•
Global business and leadership experience as chief executive officer of Kyndryl and senior vice president of global markets of IBM

•
Technology, digital and/or cybersecurity experience as chief executive officer of Kyndryl and service in various roles at IBM

•
Financial expertise as senior vice president and chief financial officer of IBM

•
Affiliation with leading business and public policy association as a former director of the American Australian Association

Relevant Experience
Mr. Schroeter was named the first chief executive officer of Kyndryl in January 2021. Previously, Mr. Schroeter served in a variety of business line and finance executive positions at IBM including senior vice president of global markets from 2018 until 2020, responsible for IBM’s global sales, customer relationships and satisfaction and worldwide geographic operations and overseeing IBM’s marketing and communication functions and building IBM’s brand and reputation globally, and senior vice president and chief financial officer from 2014 until 2017, leading IBM’s finance function.
Earlier in his career, Mr. Schroeter served as general manager of IBM global financing, managing a total asset base in excess of $37 billion, and had served numerous roles in Japan, the United States and Australia.
Previously, Mr. Schroeter served as a director of the American Australian Association.

KYNDRYL 2022 PROXY STATEMENT | 13

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
KYNDRYL BOARD OF DIRECTORS—EXPERIENCE AND SKILLS
Our first Board of Directors has extensive leadership experience to help drive us toward growth and overall transformation as an independent company
Kyndryl’s first Board of Directors brings together ten leaders with a variety of backgrounds in key industries and professions from a wide array of senior executive and leadership roles. Our directors empower our Board with operational experience, financial expertise and academic leadership, as well as extensive research and innovation experience. In addition, many of our directors have a background in facilitating technological change in their organizations and possess digital and cybersecurity experience. Together, they bring a well-rounded perspective and offer a wealth of knowledge for understanding and navigating contemporary business issues so that we can continue to focus on our growth as an independent company.
Director	Client Industry Expertise	Technology, Digital and/or Cybersecurity	Organizational Leadership and Management	Global Business Operations	Financial Expertise	Risk Management	Academia	Government/ Regulatory, Business Associations or Public Policy	Public Board	Gender/ Racial/ Ethnic Diversity
Dominic J. Caruso
John D. Harris II
Stephen A. M. Hester
Shirley Ann Jackson
Janina Kugel
Denis Machuel
Rahul N. Merchant
Jana Schreuder
Martin Schroeter
Howard I. Ungerleider

Healthcare	Manufacturing	Research & Development
Services and Facilities Management	Information Technology	Chemicals
Financial Services & Insurance	Aerospace & Defense

Our first board brings great leadership skills, an international perspective and extensive transformation experience; they will be a great asset to our leaders and our customers as we begin our journey as an independent company.”

—MARTIN SCHROETER, CHAIRMAN & CEO

14 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Director Nomination Process
OVERVIEW
Our Nominating and Governance Committee is responsible for recommending qualified candidates for election to the Board, consistent with the criteria approved by the Board and set forth in our Board Corporate Governance Guidelines and Nominating and Governance Committee Charter. The Board is responsible for selecting nominees for election.
Our Nominating and Governance Committee and Board seek to ensure that the Board, as a whole, possesses the expertise, qualifications, attributes and skills to carry out its oversight responsibilities effectively and to align with our long-term strategies. Accordingly, our Board Corporate Governance Guidelines provide that individuals are selected to join the Board based on their business or professional experience, the diversity of their background, including gender and ethnicity, and their array of talents and perspectives.
Business or Professional Experience	Diversity	Array of Talents and Perspectives
Industry and/or other relevant business or professional experience, including leadership experience	Diversity of background, including gender and ethnicity	The particular talents, areas of expertise and diverse perspectives, including international perspectives, they bring to the Board
Because the evaluation of these criteria involves the exercise of careful business judgment, the Nominating and Governance Committee and the Board do not have specific minimum qualifications that are applicable to all director candidates.
DIVERSITY
While neither the Board nor the Nominating and Governance Committee has a formal diversity policy, the charter of the Nominating and Governance Committee provides that, as part of its ongoing responsibility to search for qualified individuals for election as directors, the Committee actively identifies and recruits diverse candidates, including women and minority candidates. The Board and Nominating and Governance Committee carefully consider the importance of ethnic and gender diversity along with diversity of backgrounds and perspectives when evaluating whether the Board has the right mix of skills, experience and expertise to effectively oversee the management and governance of the Company.
DIRECTOR CANDIDATE SEARCH
The Nominating and Governance Committee and the Board identify candidates through a variety of means, including:

Recommendations from members of the Committee and the full Board	Recommendations from stockholders	Suggestions from management	A third-party search firm, periodically
KYNDRYL 2022 PROXY STATEMENT | 15

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
In identifying prospective director candidates, the Nominating and Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources. The Nominating and Governance Committee also may, but is not required to, retain a third-party search firm in order to assist it in identifying qualified candidates. The Nominating and Governance Committee and the Board use the same criteria for evaluating director candidates regardless of the source of the referral.
STOCKHOLDER RECOMMENDATIONS AND NOMINATIONS
Stockholders wishing to propose a candidate for consideration may do so by submitting the information described in this section to the attention of:
Kyndryl Holdings, Inc. Attention: Corporate Secretary One Vanderbilt Avenue 15th Floor New York, New York 10017
The Nominating and Governance Committee will consider director candidates recommended by stockholders. Any recommendation submitted to the Secretary of the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the Securities and Exchange Commission (SEC) to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected.
All recommendations for nomination received by the Secretary that satisfy our bylaw requirements relating to director nominations will be presented to the Nominating and Governance Committee for its consideration. Stockholders must also satisfy the notification, timeliness and information requirements set forth in our bylaws. See “Frequently Asked Questions—18. How do I submit an item of business for the 2023 Annual Meeting?”
In addition, our bylaws permit a stockholder, or a group of up to 20 stockholders, that has continuously owned for three years at least 3% of the Company’s outstanding common stock, to nominate and include in the Company’s annual meeting proxy materials up to the greater of two directors or 20% of the number of directors to be elected at the annual meeting, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in our bylaws, which are posted on our website at www.kyndryl.com. Stockholder requests to include stockholder-nominated directors in the Company’s proxy materials for our 2023 Annual Meeting of stockholders must be received by the Company no earlier than January 15, 2023 and no later than February 14, 2023.
Director Independence
Under our Board Corporate Governance Guidelines and NYSE rules, a director is not independent unless our Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries.
Our Board Corporate Governance Guidelines define independence in accordance with current NYSE standards for listed companies and require our Nominating and Governance Committee and our Board to review the independence of all directors at least annually.

16 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
After review of all relevant facts and circumstances, our Board has affirmatively determined that each of Dominic J. Caruso, John D. Harris II, Stephen A.M. Hester, Shirley Ann Jackson, Janina Kugel, Denis Machuel, Rahul N. Merchant, Jana Schreuder and Howard I. Ungerleider is independent under the guidelines for director independence set forth in the Board Corporate Governance Guidelines and under all applicable NYSE rules, including with respect to committee membership.
In making its independence determinations, our Board considered and reviewed all information known to it (including information identified through annual directors’ questionnaires), including the various commercial transactions and relationships between IBM and/or us and our subsidiaries and the entities with which certain of our directors are or have been affiliated. The Board determined that the transactions identified were not material and did not affect the independence of any of our non-employee directors under either our Board Corporate Governance Guidelines or the applicable NYSE rules.
Director Attendance
All directors are expected to make every effort to attend all meetings of the Board, meetings of the committees of which they are members and the Annual Meeting of stockholders. Even though we only became an independent public company in November, the Board still held two meetings in 2021, while the Compensation Committee held two meetings and each of the Audit Committee and the Nominating and Governance Committee held one meeting. In 2021:
•
Each director attended 75% or more of the total number of meetings of the Board and of the Committees on which each such director served; and

•
Overall, our directors attended over 95% of the total number of meetings of the Board and of the Committees on which they served.

Board Leadership Structure

MARTIN SCHROETER	STEPHEN A. M. HESTER
Chairman of the Board and Chief Executive Officer	Lead Independent Director
Selecting a company’s leadership structure is one of the most important tasks of any Board. There is not a one-size-fits-all model for board leadership, which is why our bylaws provide that the Board has the duty to elect a Chairman of the Board from among its members annually. The Board believes that Kyndryl and its stockholders are best served by maintaining this flexibility and that a permanent leadership policy is not appropriate. Therefore, our governing documents enable the Board to determine the appropriate Board leadership structure for the Company and allow the roles of Chairman of the Board and Chief Executive Officer to be filled by the same or different individuals. Additionally, our Board Corporate Governance Guidelines provide for a Lead Independent Director whenever the Chairman of the Board is a non-independent director.

KYNDRYL 2022 PROXY STATEMENT | 17

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Currently, Mr. Schroeter serves as Chairman of the Board and Chief Executive Officer. Combining the role of Chairman and Chief Executive Officer at this time ensures that the Chairman has significant experience in the technology services business and ongoing executive responsibility for the Company. In the Board’s view, this approach enables the Board to better understand the Company and work with management to enhance stockholder value. In addition, the Board believes that this structure enables it to better fulfill its risk oversight responsibilities and allows the Chief Executive Officer to more effectively communicate the Board’s view to management.
The Lead Independent Director position is intended to provide strong, independent leadership for the Board. It is the opinion of the Board that Mr. Hester’s diverse, international executive leadership and public company board experience make him exceptionally qualified to lead the independent members of the Board in their oversight of management as Kyndryl establishes itself as an independent public company. Under our Board Corporate Governance Guidelines, Mr. Hester as the Lead Independent Director has significant and robust duties and responsibilities, including:
•
presiding at all meetings of the Board at which the Chair is not present, including executive sessions of the independent directors;

•
serving as liaison between the Chair and the independent directors;

•
approving information sent to the Board;

•
approving meeting agendas for the Board;

•
approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•
authority to call meetings of the independent directors; and

•
if requested by major stockholders, ensuring that he is available, as necessary after discussions with the Chairman and Chief Executive Officer, for consultation and direct communication.

The Board considers its current leadership structure to be appropriate for the Company at this time. The Board believes that the responsibilities of the Lead Independent Director and the highly independent composition of the Board help to ensure appropriate oversight of the Company’s management by the Board and optimal functioning of the Board.
18 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Committees of the Board
Our Board has three standing committees—Audit Committee, Compensation Committee and Nominating and Governance Committee. Each Committee is comprised solely of directors who satisfy the independence criteria established by the Board, which reflect the standards of the NYSE and the rules of the SEC, including the heightened independence requirements that apply to Audit Committee and Compensation Committee members. Each Committee has a written charter that sets forth the Committee’s duties and responsibilities.
Kyndryl Committees

Director	Independent	Audit	Compensation	Nominating and Governance
Dominic J. Caruso
John D. Harris II
Stephen A. M. Hester
Shirley Ann Jackson
Janina Kugel
Denis Machuel
Rahul N. Merchant
Jana Schreuder
Howard I. Ungerleider
Lead Independent Director	Committee Chair	Committee Member	Audit Committee Financial Expert
KYNDRYL 2022 PROXY STATEMENT | 19

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
The Compensation Committee and Nominating and Governance Committee review their charters periodically and the Audit Committee reviews its charter annually to ensure such charters reflect evolving trends and best practices. The Charter of each committee can be found on our website, www.kyndryl.com under Investors: Governance: Governance Documents: Committee Charters.
AUDIT COMMITTEE
Members and Qualifications
Key Responsibilities
The Committee is responsible for overseeing reports of our financial results, audit reporting, internal controls, adherence to our code of ethics and compliance with applicable laws and regulations. Concurrent with that responsibility, as set out more fully in the Committee’s Charter, the Committee has other key responsibilities, including:
•
selecting the independent registered public accounting firm, approving all related fees and compensation, overseeing such firm’s work and reviewing its selection with the Board;

•
preapproving the proposed services to be provided by the independent registered public accounting firm annually;

•
reviewing the procedures of the independent registered public accounting firm to ensure its independence and other qualifications for services performed for us;

•
reviewing any significant changes in accounting principles or developments in accounting practices and the effects of those changes on our financial reporting;

•
assessing the effectiveness of our internal audit function and overseeing the adequacy of internal controls, key controls and processes in specific areas, including cybersecurity, and enterprise risk management processes; and

•
meeting with management prior to each quarterly earnings release and periodically to discuss the appropriate approach to earnings press releases and the type of financial information and earnings guidance to be provided to analysts and rating agencies.

DOMINIC J. CARUSO—CHAIR
Mr. Caruso has many years of experience as a public company chief financial officer, including direct involvement in the preparation of financial statements and setting financial disclosure policy.
DENIS MACHUEL
Mr. Machuel has valuable experience overseeing a public company chief financial officer and financial reporting as the chief executive officer of a public company.
RAHUL N. MERCHANT
Mr. Merchant has many years of experience in the financial services industry, as well as prior service as the chair of the audit committee of another public company board.
20 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
NOMINATING AND GOVERNANCE COMMITTEE
Members and Qualifications
Key Responsibilities
The Committee is devoted to the continuing review, definition and articulation of our governance structure and practices. Concurrent with that responsibility, as set out more fully in the Committee’s Charter, the Committee has other key responsibilities, including:
•
leading the search for qualified individuals for election as our directors based on candidates’ business or professional experience, the diversity of their background, including gender and ethnic diversity and their talents and perspectives, reviewing and assessing the independence of each director nominee and planning for future Board and Committee refreshment actions;

•
advising on all matters concerning directorship practices, and on the function, composition and duties of the committees of the Board;

•
reviewing and assessing the independence of all of our non-management directors annually and assessing transactions with related persons;

•
developing and making recommendations to the Board regarding a set of corporate governance guidelines;

•
reviewing our non-management director compensation practices;

•
reviewing our position and practices on significant corporate public responsibility and ESG issues;

•
recommending to the Board a process for the Board’s and each Committee’s annual self-evaluation; and

•
reviewing and considering stockholder proposals.

STEPHEN A. M. HESTER—CHAIR

Mr. Hester has valuable international governance experience gained through serving as the chief executive officer of public companies in Europe and serving as a member of multiple public company boards worldwide.

JOHN D. HARRIS II

Mr. Harris has governance experience gained through serving a wide range of roles, including as the head of business development and the CEO of a subsidiary at a public company, as well as serving as a member of two other public company boards.

SHIRLEY ANN JACKSON

Dr. Jackson has a broad governance perspective gained through serving as the president at a major research university and in senior leadership positions in government, industry and research. She also served on several public company boards, including in leadership positions as the chair of a governance committee and the Lead Director of another public company.

COMPENSATION COMMITTEE
Members and Qualifications
Key Responsibilities
The Compensation Committee has responsibility for defining and articulating our overall executive compensation philosophy and key compensation policies as well as administering and approving all elements of compensation for corporate officers. Concurrent with that responsibility, as set out more fully in the Compensation Committee Charter, the Compensation Committee has other key responsibilities, including:
•
reviewing and approving the corporate goals and objectives relevant to the CEO’s compensation, evaluating performance in light of those goals and objectives and, together with the other independent directors, determining and approving the CEO’s compensation based on this evaluation;

•
administering and approving all elements of compensation for corporate officers designated from time to time by the Committee;

•
reviewing our management resources programs, including our human capital management and diversity and inclusion practices, and recommending qualified candidates for election as officers;

•
approving, by direct action or through delegation, participation in and all awards, grants and related actions under our equity plans; and

•
monitoring compliance with stock ownership and clawback guidelines.

JANA SCHREUDER—CHAIR

Ms. Schreuder brings to our Committee her perspective as a former public company chief operating officer and chair of another public company compensation committee, as well as valuable risk management experience.

JANINA KUGEL

Ms. Kugel brings to our Committee over a decade of experience as a human resources executive, including as a chief human resources officer responsible for executive recruitment and compensation as well as diversity, equity and inclusion.

HOWARD I. UNGERLEIDER

As president and chief financial officer of Dow Inc., Mr. Ungerleider brings to our Committee public company financial planning experience and an understanding of the link between such financial planning and incentive compensation.

KYNDRYL 2022 PROXY STATEMENT | 21

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Compensation Committee Oversight of Kyndryl Compensation
•
The Committee approves the individual salary, annual bonus and equity awards for our CEO and executive officers and approves the aggregate annual bonus and annual long-term equity award pools for employees who are not executive officers.

•
The Committee considers the CEO’s review of each executive officer’s performance and recommendations with respect to his or her compensation.

•
The Committee has authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the Committee has engaged the services of Frederic W. Cook & Co. (“FW Cook”) as its independent compensation consultant. For a detailed discussion regarding the role of compensation consultants with respect to executive and director compensation, see “2021 Executive Compensation—Compensation Discussion and Analysis—Executive Compensation Decision-Making and Oversight.”

•
Pursuant to its charter and the Kyndryl Holdings, Inc. 2021 Long-Term Performance Plan, the Committee has delegated limited authority to each of the CEO and the Chief Human Resources Officer to make equity grants outside the annual equity grant process, or “off-cycle grants,” to employees and new hires who are not officers subject to Section 16 of the Exchange Act (Section 16 officers). The delegation is subject to a cap on the aggregate grant date values of equity that may be awarded to any individual and a cap on the aggregate grant date value of all awards pursuant to the delegation. Any “off-cycle grants” are reported to the Committee at the next regularly scheduled meeting following such awards.

•
Pursuant to its charter, the Committee has delegated authority to a sub-committee comprised of the Chair of the Committee to make “off-cycle” grants in excess of the limits in the delegation to the CEO and Chief Human Resources Officer to employees and new hires who are not Section 16 officers. Any “off-cycle grants” are reported to the Committee at the next regularly scheduled meeting following such awards.

Board and Committee Oversight of Strategy and Risk Management
The Board is responsible for the overall oversight of management in the execution of its responsibilities. In this oversight role, the Board regularly reviews the Company’s long-term business strategy and works with management to set the short-term and long-term strategic objectives of the Company and to monitor progress on those objectives.
One of the most important oversight responsibilities for our Board is with respect to risk management related to us and our business. The Board executes this oversight with a multi-tiered approach through oversight by the entire Board, as well as through its Audit Committee, Compensation Committee and Nominating and Governance Committee, each of which assists the Board in overseeing a part of our overall risk management and regularly reports to the Board, as discussed below. In that way, risk oversight responsibilities are shared by all committees of the Board, with each committee responsible for oversight of matters most aligned with the responsibilities set forth in its charter. We believe that allocating responsibility to a committee with relevant knowledge and experience provides a more focused and deeper oversight of risk.
Our senior leadership team is responsible for managing our enterprise risk management program. Responsibility for managing each of our highest priority risks is assigned to one or more members of our senior leadership team. Our enterprise risk management program is designed to identify, assess and manage our risk exposures and management regularly reports to the Board and its committees on our material operational, strategic and financial risks and plans to monitor, manage and mitigate these risks.
22 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
The Audit Committee represents the Board by periodically reviewing our accounting, reporting and financial practices and risk exposures, including with respect to the integrity of our financial statements, our administrative and financial controls, our compliance with legal and regulatory requirements, our cybersecurity and data privacy controls and our enterprise risk management program. Through its regular meetings with management, including the finance, legal, internal audit and information security functions, the Audit Committee reviews and discusses all significant areas of our business and related risks and summarizes for the Board areas of risk, including cyber risk, and any mitigating factors. With respect to cyber matters, the Audit Committee receives regular updates from our Chief Information Officer and our full Board receives periodic updates from our Chief Information Security Officer, Chief Information Officer, Global Practice Leader, Security & Resiliency and Chief Privacy and Regulatory Officer.
The Compensation Committee considers, and discusses with management, management’s assessment of certain risks, including whether any risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us. The Compensation Committee also reviews and assesses risks relating to our human capital practices. In this capacity, the Compensation Committee oversees executive succession planning, reviews the results of employee engagement surveys, oversees our ongoing diversity and inclusion initiatives and assesses the ability of our compensation programs to attract and retain the best, diverse talent.
The Nominating and Governance Committee oversees and evaluates programs and risks associated with Board organization, membership and structure and corporate governance, including director independence and related person transactions. The Nominating and Governance Committee also oversees and assesses risks associated with our corporate public responsibility initiatives, including our environmental and sustainability goals and initiatives.
Business Conduct Guidelines
Our code of ethics is our Business Conduct Guidelines. Our Business Conduct Guidelines are applicable to all of our directors, officers and employees, including our Chairman and Chief Executive Officer, Chief Financial Officer, Controller and other senior financial officers. Our Business Conduct Guidelines set forth our policies and expectations on a number of topics, including conflicts of interest, compliance with laws (including insider trading laws), use of our assets and business conduct and fair dealing. The Business Conduct Guidelines can be found on our website at www.kyndryl.com under Investors: Governance: Governance Documents: Corporate Governance: Business Conduct Guidelines.
KYNDRYL 2022 PROXY STATEMENT | 23

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Board Corporate Governance Guidelines
Our Board Corporate Governance Guidelines assist the Board in guiding our governance practices. Our Board Corporate Governance Guidelines are periodically reviewed by the Nominating and Governance Committee, and any changes determined by the Nominating and Governance Committee to be appropriate in light of emerging governance practices or otherwise are submitted to the full Board for consideration. These guidelines describe the Board’s views in a number of areas, including:
•
Board independence;

•
leadership;

•
composition (including director qualifications and diversity);

•
responsibilities and operations;

•
director compensation and stock ownership;

•
Chief Executive Officer evaluation and succession planning;

•
Board committees;

•
director orientation and continuing education;

•
director access to management and independent advisers; and

•
annual Board and committee evaluations.

Our Board Corporate Governance Guidelines can be found on our website at www.kyndryl.com under Investors: Governance: Governance Documents: Corporate Governance: Corporate Governance Guidelines.
Communications with the Board
The method by which stockholders and other interested parties may communicate with the Board, individual directors, the non-management directors as a group, or with the Chair, can be found on our website at www.kyndryl.com, under Investors: Governance: Governance Documents: Contact the Board of Directors.
24 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Our ESG Strategy
We believe that operating responsibly provides opportunities to grow our business, attract and retain top talent, deepen partnerships and customer collaborations and create a more sustainable and inclusive future for the people in the communities where we operate. The table below highlights our 2022 priority objectives across our ESG domains.
ESG Domain	Priority Accomplishments & Objectives
Environment
•
Established the list of Kyndryl locations needed to be included as part of its emission reporting baseline for Scope 1, 2 and 3 in line with the Greenhouse Gas Protocol

•
Build and establish our Scope 1, 2 and 3 emissions baseline and targets

•
Continue to build a Net Zero target aligned with the Science Based Targets initiative (SBTi)

•
Continue to build our Renewable Energy Strategy

•
Develop water and waste targets and biodiversity goals aligned with SASB and GRI frameworks

•
Develop and manage climate risk using the Task Force on Climate-Related Financial Disclosure (TCFD) recommendations and CDP questionnaire to meet regulatory requirements

•
Manage compliance and remediation process

•
Launch a fund to meet environmental goals

•
Develop Responsible Supply Chain baseline, strategies and targets

•
Launch sustainability education and training for employees, customers and suppliers

Social
•
Create a purpose driven culture with outstanding employee engagement

•
Established Kyndryl Inclusion Networks to drive an inclusive culture

•
Launch a human capital strategy that ensures we attract, retain and motivate our workforce, ensuring critical skills to enable growth and a thriving culture

•
Establish and set goals for increasing diverse representation across our business

•
Launched Carbon Literacy training in partnership with environmental non-profits to support employee ESG skill development

•
Launched global volunteering & giving platform to support employee engagement

Governance
•
Agreed to Responsible Business Alliance

•
Established ESG Executive Committee and working groups

•
Established Kyndryl corporate instructions and corporate policies

•
Established Board and Board committee oversight of ESG strategy

•
Reached 100% business ethics employee training completion*

•
Launched cybersecurity training for employees, with >85% completion rate

•
Established regular cybersecurity and data privacy reporting into the Board and Audit Committee as well as ongoing independent assurance of environmental data

•
Establish Kyndryl Trust center to feature relevant policy positions on Privacy, Cybersecurity and Kyndryl’s own AI Ethics

•
50% of Board members are gender, racially and/or ethnically diverse

ESG Program Development
•
Conducted materiality assessment to determine priorities and key aspects of our ESG strategy

•
Ensure regulatory compliance and risk management process across Environmental, Social and Governance domains

*
100% of the non-exempted* active full-time employees as of January 14, 2022 completed the BCG Program. Employees on leave of absence, extended sickness or accident leave, pending termination of employment or similar circumstances may be exempted.

KYNDRYL 2022 PROXY STATEMENT | 25

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
BOARD OVERSIGHT OF ESG STRATEGY
As part of becoming an independent, public company, Kyndryl quickly established Board and Board committee oversight over ESG matters to ensure continued cross-functional alignment and accountability in reaching our ESG goals. The Board has established the oversight structure below to support management’s development and execution of our ESG strategy, which has the full support of our CEO and senior management.
26 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Certain Relationships and Related Party Transactions
POLICY ON RELATED PERSON TRANSACTIONS
The Board has adopted a written Policy on Related Person Transactions to assist it in reviewing, approving and ratifying related person transactions and to assist us in the preparation of related disclosures required by the SEC.
The Policy on Related Person Transactions does not prohibit related person transactions covered by the policy, but provides that such transactions must be reviewed, approved or ratified and disclosed in accordance with the SEC’s rules regarding related person transactions.
Under our Policy on Related Person Transactions, information about transactions involving related persons is assessed by the independent directors on our Board. Related persons include our directors and executive officers, as well as immediate family members of directors and officers, and beneficial owners of more than five percent of our common stock. If the determination is made that a related person has a material interest in any transaction with the Company, then our independent directors will review, approve or ratify it, and the transaction is required to be disclosed in accordance with the SEC rules. If the related person at issue is a director, or a family member of a director, then that director may not participate in those discussions. In general, we are of the view that the following transactions with related persons are not significant to investors because they take place under our standard policies and procedures: the sale or purchase of products or services in the ordinary course of business and on an arm’s-length basis; the employment by us where the compensation and other terms of employment are determined on a basis consistent with our human resources policies; and any grants or contributions made by us under one of our grant programs and in accordance with our corporate contributions guidelines.
In addition to our Policy on Related Person Transactions, our Business Conduct Guidelines require that all employees, officers and directors avoid any situation that involves or appears to involve a conflict of interest between their personal and professional relationships. Our Audit Committee provides oversight regarding compliance with our Business Conduct Guidelines. Our Business Conduct Guidelines also require that all employees seek approval from senior management and Kyndryl counsel prior to accepting membership on the board of directors, advisory board, advisory council or similar position at another company.
AGREEMENTS WITH IBM
In order to govern the ongoing relationships between us and IBM after the Spin-off and to facilitate an orderly transition, we and IBM entered into agreements providing for various services and rights following the Spin-off, and under which we and IBM agreed to indemnify each other against certain liabilities arising from our respective businesses. The following summarizes the terms of the material agreements we entered into with IBM.

Separation and Distribution Agreement
We entered into a Separation and Distribution Agreement with IBM in advance of the distribution in the amount of one share of our common stock for every five shares of IBM common stock (Distribution). The Separation and Distribution Agreement sets forth our agreements with IBM regarding the principal actions to be taken in connection with the Spin-off. It also sets forth other agreements that govern certain aspects of our ongoing relationship with IBM following the Spin-off and contains terms governing the allocation of legal claims and liabilities, the release of claims between us and IBM and the indemnification obligations following the Distribution.

Transition Services Agreement
We entered into a Transition Services Agreement pursuant to which IBM will provide us with certain specified services for a limited time to ensure an orderly transition following the Distribution. The services IBM will
KYNDRYL 2022 PROXY STATEMENT | 27

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
provide predominantly consist of information technology services, among others. The services are generally intended to be provided for a period no longer than two years following the Distribution. Each party may terminate the agreement in its entirety in the event of a material breach of the agreement by the other party that is not cured within a specified time period. We may also terminate the services on an individual basis upon prior written notice to IBM, provided that a partial termination of a service will require mutual agreement between us and IBM. The Transition Services Agreement provides for customary indemnification and limits on liability. Given the short-term nature of the Transition Services Agreement, we are in the process of increasing our internal capabilities to eliminate reliance on IBM for the transition services. During the year ended December 31, 2021, we paid IBM $60 million in fees pursuant to the Transition Services Agreement. During the three months ended March 31, 2022, we paid IBM $113 million in fees pursuant to the Transition Services Agreement.

Tax Matters Agreement
We entered into a Tax Matters Agreement with IBM that governs the respective rights, responsibilities and obligations of IBM and us after the Distribution with respect to all tax matters (including tax liabilities, tax attributes, tax returns and tax contests). The Tax Matters Agreement imposes certain indemnification obligations to IBM on us and certain restrictions on us and our subsidiaries that are designed to preserve the tax-free status of the Spin-off and related transactions. These restrictions may limit our ability to pursue strategic transactions or engage in new businesses or other transactions that may maximize the value of our business, and might discourage or delay a strategic transaction that our stockholders may consider favorable.

Employee Matters Agreement
We entered into an Employee Matters Agreement with IBM that addresses employment and employee compensation and benefits matters. The Employee Matters Agreement addresses the allocation and treatment of assets and liabilities relating to employees and compensation and benefit plans and programs in which our employees participated prior to the Spin-off, including the treatment of outstanding incentive awards and certain retirement and welfare obligations, both inside and outside of the United States. The Employee Matters Agreement also imposes obligations on us to establish certain compensation and benefit plans for the benefit of our employees following the Spin-off.
In addition, the Employee Matters Agreement provides that we indemnify IBM for certain employee-related liabilities associated with the failure to establish benefit plans or in connection with joint-employer liability claims by our employees.

Agreements Governing Intellectual Property
Allocation of Intellectual Property
The agreements we entered into with IBM governing intellectual property provide for (i) us to own certain specified patents and patent applications, trademarks, domain names, copyrights in proprietary software and documentation, database rights and certain other intellectual property rights solely developed by or exclusively related to our business and (ii) IBM to retain any of its other intellectual property rights related to our business. Intellectual property rights were generally allocated to us if those rights were solely developed by our business (including with respect to software, database rights and certain other technologies) or are exclusively related to our business. Any intellectual property and technologies that are not allocated to us will be retained by IBM.
Intellectual Property Agreement
We entered into an Intellectual Property Agreement with IBM, pursuant to which IBM granted us perpetual and irrevocable, non-exclusive, royalty-free licenses to certain proprietary software and documentation,
28 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
databases, trade secrets and certain other intellectual property rights (excluding patents and trademarks) that are used in our business but are being retained by IBM. The foregoing licenses exclude IBM’s commercial software, which is subject to IBM’s standard commercial terms if we choose to use it in our business. Additionally, we granted to IBM perpetual and irrevocable, non-exclusive, royalty-free licenses to certain proprietary software and documentation, databases, trade secrets and certain other intellectual property rights (excluding patents and trademarks) that were allocated to us (other than certain restricted software and research assets, to which IBM was granted limited or no rights). In addition, pursuant to the Intellectual Property Agreement, we are permitted to continue using certain of IBM’s trademarks, trade names and service marks with respect to the “IBM” brands in connection with certain limited transitional uses. The permitted transitional uses generally do not exceed one to two years. The Intellectual Property Agreement also provides that we will use commercially reasonable efforts to cease using such IBM trademarks as soon as reasonably practicable.
Other Intellectual Property Arrangements
We entered into a patent cross-license agreement with IBM, pursuant to which we granted to IBM, and IBM granted to us, a non-exclusive, worldwide, fully paid-up license to our respective patent portfolios as of the Spin-off. The license will continue until the expiration of the last to expire of the licensed patents, unless earlier terminated. IBM will also separately be licensed under any patents issuing from applications we file based on invention disclosures assigned to us in the Spin-off.
In addition, we were granted licenses under certain of IBM’s patent cross-license agreements with third parties that have been identified as being relevant to our business, and IBM will work together with us to extend us rights under these agreements to the extent permitted thereunder.
We also entered into a research master collaboration agreement with IBM, setting forth the general terms and conditions applicable to certain, to be determined, joint research projects between us and IBM’s Research Division.

Real Estate Matters Agreement
We entered into a Real Estate Matters Agreement with IBM that governs the allocation and transfer of real estate between IBM and Kyndryl and the colocation of IBM and Kyndryl following the Spin-off. Real estate assets were predominantly allocated such that properties with greater than 50% occupancy by one company are allocated in full to such company and the non-majority company moves to another location, except that the non-majority company is not required to vacate earlier than the expiration date of any applicable lease or sublease entered into pursuant to the Real Estate Matters Agreement.

Commercial Arrangements
We also entered into commercial arrangements with IBM. We entered into an IBM International Client Relationship Agreement with IBM that governs transactions by which we may order from IBM its branded programs, services and products and third-party products and services for use in our internal business and to service our customers.
We also entered into a Master Subcontracting Framework Agreement with IBM that governs relationships where either we or IBM can serve as the prime contractor or subcontractor with respect to a particular customer. The Master Subcontracting Framework Agreement (i) sets forth the general principles by which we and IBM may establish subcontracting relationships, (ii) provides a template for developing the subcontract for each particular engagement and (iii) establishes standard terms and approaches to be applied in the ordinary course of subcontracting between us and IBM.
During the year ended December 31, 2021, we incurred costs of  $3.9 billion pursuant to these commercial arrangements. During the three months ended March 31, 2022, we incurred costs of  $874 million pursuant to these commercial arrangements.
KYNDRYL 2022 PROXY STATEMENT | 29

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A

Stockholder Registration Rights Agreement
We entered into a Stockholder and Registration Rights Agreement with IBM pursuant to which we agreed that, upon the request of IBM, subject to certain limitations, we will use our reasonable best efforts to effect the registration under applicable federal or state securities laws of any shares of our common stock retained by IBM; the agreement also contains customary “piggyback” registration rights. We are generally responsible for all registration expenses in connection with the performance of our obligations under the registration rights provisions in the agreement, and IBM will be responsible for its own internal fees and expenses, any applicable underwriting discounts or commissions and any stock transfer taxes. The agreement also contains customary indemnification and contribution provisions by us for the benefit of IBM and, in limited situations, by IBM for the benefit of us with respect to the information provided by IBM included in any registration statement, prospectus or related document. In addition, IBM agreed to vote the shares of our common stock that it retained immediately after the Distribution in proportion to the votes cast by our other stockholders. In connection with such agreement, IBM granted us a proxy to vote its shares of our retained common stock in such proportion. As a result, IBM will not be able to exert any control over us through the shares of our common stock it retains. Such proxy, however, will be automatically revoked as to a particular share upon any sale or transfer of such share from IBM to a person other than IBM, and neither the Stockholder and Registration Rights Agreement nor proxy limits or prohibits any such sale or transfer.

Guarantee Agreements
In October 2021, IBM entered into guarantee agreements pursuant to which IBM initially guaranteed on a senior unsecured basis
(i)
$700 million aggregate principal amount of our 2.050% Senior Notes due 2026,

(ii)
$500 million aggregate principal amount of our 2.700% Senior Notes due 2028,

(iii)
$650 million aggregate principal amount of our 3.150% Senior Notes due 2031,

(iv)
$550 million aggregate principal amount of our 4.100% Senior Notes due 2041 and

(v)
$500 million in borrowings under our term loan credit agreement.

IBM was automatically and unconditionally released and discharged from all obligations under these guarantee agreements at the time the Spin-off was completed.
OTHER RELATED PERSON TRANSACTIONS
From time to time, we may have employees who are related to our executive officers or directors. The daughter of Elly Keinan (our Group President), was an IBM employee for a portion of 2021 and transferred to Kyndryl to hold a non-executive position until December 31, 2021, when she left Kyndryl. She received compensation of  $128,900 in 2021. Her compensation and other terms of employment were determined on a basis consistent with our human resources policies and industry practices.
Director Compensation
Our Board has adopted a director compensation program, as described below, pursuant to which each of our non-employee directors will receive a cash retainer and an annual equity award in the form of restricted stock units (RSUs) for their services to the Board and its committees. Mr. Schroeter, who served as Chairman and CEO during 2021, did not receive separate compensation for his service on the Board.
The Board believes that annual compensation for non-employee directors should consist of both a cash component, designed to compensate members for their service on the Board and its committees, and an
30 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
equity component, designed to align the interests of directors and stockholders. In addition, each director will be reimbursed for out-of-pocket expenses in connection with his or her services.
The program is designed to enable continued attraction and retention of highly qualified directors and to address the time, effort and accountability required by active board membership. Director compensation will be periodically reviewed by the Nominating and Governance Committee and the Board, usually on an annual basis.

Annual Compensation	Additional Annual Cash Retainers
	Lead Independent Director	$45,000
	Board Committee Chairmanship
	Audit	$30,000
	Compensation	$22,500
	Nominating and Governance	$22,500

The cash retainer is paid in installments and prorated for partial years of service. The RSU grant has an annual target value of  $200,000 and fully vests on the first anniversary of the date of grant. Accordingly, in December 2021, we granted each of our non-employee directors 10,990 RSUs that vest in full on the first anniversary of the grant date, subject to the director’s continued service through such date.
Our directors are subject to the Stock Ownership Guidelines described under “2021 Executive Compensation—Compensation Discussion and Analysis—Additional Compensation Information—Stock Ownership Guidelines.” Pursuant to such guidelines, our non-employee directors are required to retain 100% of the shares of our common stock underlying the RSUs, net of any amounts required to pay taxes, until they achieve the ownership required by the guidelines.
The table below sets forth information regarding the compensation of each of our non-employee directors for the fiscal year ended December 31, 2021.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Total ($)
Dominic J. Caruso	25,288	195,402	220,690
John D. Harris II	15,890	195,402	211,292
Stephen A. M. Hester	26,616	195,402	222,018
Shirley Ann Jackson	15,890	195,402	211,292
Janina Kugel	15,890	195,402	211,292
Denis Machuel	15,890	195,402	211,292
Rahul N. Merchant	15,890	195,402	211,292
Jana Schreuder	19,466	195,402	214,868
Howard I. Ungerleider	15,890	195,402	211,292

(1)
Prior to the completion of the Spin-off, IBM employees Simon J. Beaumont, Nicholas Fehring and Frank Sedlarcik served as interim directors of Kyndryl. Messrs. Beaumont, Fehring and Sedlarcik resigned prior to the Spin-off and did not receive any incremental compensation for their service as interim directors.

(2)
Represents the aggregate grant date fair value of RSUs granted during 2021 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (Topic 718). The assumptions used in the valuation are discussed under the heading “Stock-Based Compensation” in Note 1 to the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (2021 10-K). As of December 31, 2021, each of our non-employee directors had 10,990 RSUs outstanding, which will vest on December 16, 2022, subject to continued service through such date.

KYNDRYL 2022 PROXY STATEMENT | 31

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Executive Officers of the Company
The following are brief biographies describing the backgrounds of our executive officers. For Mr. Schroeter, please see “Corporate Governance and Board Matters—Directors Continuing in Office.”
MARYJO CHARBONNIER	AGE 52	CHIEF HUMAN RESOURCES OFFICER

CAREER HIGHLIGHTS
•
Kyndryl Holdings, Inc.

◦
Chief Human Resources Officer (July 2021 to present)

•
Wolters Kluwer

◦
Chief Human Resources Officer, where she was responsible for the design and implementation of all human resources strategies, policies and processes (January 2015 to July 2021)

•
Broadridge Financial Solutions

◦
Chief Human Resources Officer (August 2008 to December 2014)

•
PepsiCo

◦
HR executive in a variety of leadership roles, including Vice President for Talent Sustainability, PepsiCo Foods Americas (August 1995 to August 2008)

EDUCATION
•
MBA, Southern Methodist University

•
Undergraduate degree, Catholic University

ELLY KEINAN	AGE 57	GROUP PRESIDENT

CAREER HIGHLIGHTS
•
Kyndryl Holdings, Inc.

◦
Group President (March 2021 to present)

•
Pitango Venture Capital

◦
Venture Partner (September 2020 to present), focusing on scaling the success of growth stage technology companies

•
Sumitomo Corporation

◦
Advisor (September 2020 to present)

•
IBM

◦
served in a variety of executive roles, including General Manager of IBM North America and Chairman of IBM Japan, and held top leadership roles in Latin America and Europe (July 1987 to June 2020)

OTHER CURRENT DIRECTORSHIPS
•
Member of the Board, Cellebrite

•
Member of the Board, Ottopia

•
Member of the Board, United Way of New York City

EDUCATION
•
MBA, University of Miami Herbert Business School

•
BS in Computer Science and Electrical Engineering, Rensselaer Polytechnic Institute

32 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
VINEET KHURANA	AGE 49	CONTROLLER

CAREER HIGHLIGHTS
•
Kyndryl Holdings, Inc.

◦
Controller (May 2021 to present)

•
IBM

◦
Vice President of Finance, IBM’s Global Business Services (July 2020 to May 2021)

◦
Vice President of Finance, IBM Europe, Middle East and Africa (March 2018 to July 2020)

◦
Vice President of Finance, IBM United Kingdom and Ireland (July 2016 to March 2018)

◦
served in a variety of roles of increasing responsibility spanning financial strategy and IBM’s Global Financing division

OTHER CURRENT DIRECTORSHIPS
•
External Governor and Member of the Infrastructure and Finance committee, University of Portsmouth, United Kingdom

EDUCATION
•
MBA, University of Warwick

•
Undergraduate degree, Manipal Institute of Technology

EDWARD SEBOLD	AGE 57	GENERAL COUNSEL AND SECRETARY

CAREER HIGHLIGHTS
•
Kyndryl Holdings, Inc.

◦
General Counsel and Secretary (October 2021 to present)

•
IBM

◦
Assistant General Counsel, leading several global legal functions, including teams that worked with services, IBM’s Watson Health, litigation and mergers and acquisitions (March 2012 to October 2021)

•
Jones Day

◦
Partner in the law firm’s Cleveland and Houston offices (2000-2012)

OTHER CURRENT DIRECTORSHIPS
•
Member of the Board, Pro Bono Partnership

EDUCATION
•
JD, University of Michigan

•
BA in Economics, John Carroll University

DAVID WYSHNER	AGE 55	CHIEF FINANCIAL OFFICER

CAREER HIGHLIGHTS
•
Kyndryl Holdings, Inc.

◦
Chief Financial Officer (September 2021 to present)

•
XPO Logistics, a global transportation and contract logistics company that manages supply chains for customers worldwide

◦
Chief Financial Officer (March 2020 to September 2021)

•
Wyndham Hotels & Resorts, a global hotel company

◦
Senior Advisor (December 2019 to March 2020)

◦
Chief Financial Officer (May 2018 to December 2019)

•
Wyndham Worldwide, from which Wyndham Hotels was spun-off

◦
Executive Vice President and Chief Financial Officer (August 2017 to May 2018)

•
Avis Budget Group

◦
President (January 2016 to June 2017)

◦
Chief Financial Officer (August 2006 to June 2017)

EDUCATION
•
MBA, Wharton School of the University of Pennsylvania

•
BA in Applied Mathematics, Yale University

KYNDRYL 2022 PROXY STATEMENT | 33

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
2021 Executive Compensation
EXECUTIVE COMPENSATION CONTENTS
35	PROPOSAL 2—ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
35	PROPOSAL 3—ADVISORY VOTE REGARDING FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
36	A MESSAGE FROM THE COMPENSATION COMMITTEE CHAIR
38	COMPENSATION DISCUSSION AND ANALYSIS
38	I. Executive Summary
38	Introduction
39	NEOs
39	Our Compensation Philosophy
40	How Our NEOs Are Paid
42	Target Compensation Mix
42	Our Executive Compensation Practices
43	II. Executive Compensation Decision-Making and Oversight
43	Prior to the Spin-off
43	After the Spin-off
45	III. Elements of Compensation and Compensation Decisions
45	Base Salaries
46	Annual Cash Bonus
48	Long-Term Equity Incentives
52	Other Compensation
54	IV. Additional Compensation Information
54	Employment Agreements
54	Non-competition and Non-Solicitation
55	Stock Ownership Guidelines
55	Clawback Policy
56	Hedging and Pledging of Company Stock
56	Risk Management and Mitigation of Compensation Policies and Practices
58	COMPENSATION COMMITTEE REPORT
59	COMPENSATION TABLES
59	Summary Compensation Table
61	Grants of Plan-Based Awards in 2021
63	Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in 2021 Table
67	Outstanding Equity Awards at December 31, 2021
68	Option Exercises and Stock Vested in 2021
68	Pension Benefits in 2021
69	Non-Qualified Deferred Compensation for 2021
71	Potential Payments Upon Termination or Change in Control
77	PROPOSAL 4—APPROVAL OF AMENDMENT AND RESTATEMENT OF THE KYNDRYL 2021 LONG-TERM PEFORMANCE PLAN
89	EQUITY COMPENSATION PLAN INFORMATION

34 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Proposal 2—Advisory Vote to Approve Executive Compensation
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, Kyndryl is asking that stockholders vote, on a non-binding basis, to approve the compensation of the named executive officers as discussed in the Compensation Discussion and Analysis on pages 38 to 57 and the compensation tables on pages 59 to 76, including accompanying narrative disclosure. The Company currently intends to hold such votes annually. Accordingly, the next such vote is expected to be held at the Company’s 2023 Annual Meeting. While the Board intends to consider carefully the results of this vote, the vote is advisory in nature and is not binding on the Company or the Board.
As described in the Compensation Discussion and Analysis, our executive compensation programs are designed to be consistent with our compensation philosophy to pay for performance, align with stockholders and pay competitively.
In deciding how to vote on this proposal, the Board encourages you to read the Compensation Discussion and Analysis, particularly the Executive Summary. In making executive compensation decisions in 2021 following the Spin-off, our Compensation Committee performed a market check against a compensation peer group and a Spin-off peer group. In addition, our Compensation Committee considered the significant efforts required to complete the Spin-off and establish standalone policies, processes, strategies and operating practices.
For the reasons expressed above and discussed in the Compensation Discussion and Analysis, the Compensation Committee and the Board believe that our compensation policies and programs are aligned with the interests of our stockholders and designed to reward performance and pay competitively.
The Board recommends that stockholders vote FOR the following resolution:
“RESOLVED, that the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the narrative discussion, is approved.”
The Board recommends that you vote FOR the approval of the compensation of the named executive officers.
Proposal 3—Advisory Vote regarding Frequency of Future Advisory Votes on Executive Compensation
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, stockholders are entitled to indicate, on a non-binding basis, their preference as to how frequently they would like to cast a non-binding vote on the compensation of our named executive officers. Stockholders may indicate whether they would prefer such vote to occur EVERY ONE YEAR, EVERY TWO YEARS or EVERY THREE YEARS or may ABSTAIN from voting. While the Board intends to carefully consider the results of this vote, the vote is advisory in nature and is not binding on the Company or the Board.
The Board believes that holding a non-binding vote on executive compensation EVERY ONE YEAR is appropriate for the Company and its stockholders.
The Board recommends that you vote FOR EVERY ONE YEAR with respect to the frequency of future non-binding stockholder votes to approve executive compensation.
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A Message from the Compensation Committee Chair
Dear Stockholders,
2021 was a historic year for Kyndryl, as IBM completed the distribution of Kyndryl shares to its stockholders and Kyndryl became an independent company, celebrating the beginning of a new era. Today, Kyndryl is the world’s largest IT infrastructure services provider. We design, build, manage and modernize the complex, mission-critical information systems that the world depends on every day. Kyndryl’s approximately 90,000 employees serve over 4,000 customers in more than 60 countries around the world, including 75 percent of the Fortune 100.
A YEAR OF TRANSITION
In terms of executive compensation, 2021 was a year of transition. As part of IBM, Kyndryl’s executive compensation was initially determined by the Executive Compensation and Management Resources Committee of IBM’s Board of Directors (IBM Compensation Committee) and IBM management and was designed to meet IBM’s global business objectives while enabling two market-leading technology companies to develop strong foundations and leadership teams as separate companies.
Following the separation, as the Compensation Committee of our Board of Directors (Committee), we undertook a thorough review of the executive compensation programs we inherited from IBM while designing a forward-looking strategy to better fit our business as a standalone company rather than a business unit of IBM. The Compensation Discussion and Analysis (CD&A) that follows will give you an overview of our Named Executive Officers’ (NEOs) compensation for fiscal year 2021 based on the decisions that were made by the IBM Compensation Committee and IBM management prior to the Spin-off. Just as importantly, the CD&A covers the compensation decisions that we, as the Committee, made following the Spin-off for the business going forward.
DEFINING AND REALIZING OUR COMPENSATION PHILOSOPHY
One of our goals was to create transparent and simple programs that are motivational to our employees and align with stockholder interests and external expectations while enabling us to effectively compete for and win top talent.
With this goal in mind, in just a few short months we:
•
Made long-term equity incentive awards to certain key individuals shortly after the Spin-off to retain our best, diverse talent, tie their compensation to our business performance and stock price and align their interests with those of our stockholders;

•
Developed our fiscal year 2023 long-term equity incentive program which, for our NEOs, is weighted more heavily toward performance-vesting performance share units (65% of the total target award opportunity) tied to our current business strategy and relative total shareholder return objectives;

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•
Adopted a cash-based annual incentive plan pursuant to which we plan to award annual cash bonus opportunities that will be earned based on Kyndryl’s achievement of financial and non-financial goals linked to Kyndryl’s business strategies, including goals relating to Kyndryl’s environmental, social and governance strategies, that we set each fiscal year; and

•
Developed an executive compensation clawback policy, adopted by Kyndryl’s Board of Directors, to protect the Company and stockholder interests in the case of an event that causes significant damage to the Company and deter inappropriate actions or decisions by our executives.

We encourage you to carefully review our CD&A and the executive compensation information that follows. The Committee is confident that our executive compensation programs support Kyndryl’s growth strategy and are well aligned with creating long-term stockholder value. Moreover, the Committee welcomes and is committed to responding to stockholder feedback.
As a flat, fast and focused company, we each play a role in our growth story and commitment to being restless, empathetic and devoted to our stakeholders as we bring to life The Kyndryl Way.
Sincerely,
JANA SCHREUDER
Chair of the Compensation Committee
of the Board
Kyndryl
June 14, 2022
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Compensation Discussion and Analysis
I. EXECUTIVE SUMMARY

Introduction
On November 3, 2021, Kyndryl was spun off from IBM, with Kyndryl shares distributed to IBM stockholders through a dividend. On November 4, 2021, Kyndryl shares were listed on the New York Stock Exchange and began regular public trading.
During 2021, IBM hired each of our named executive officers (our NEOs, as set forth under “—NEOs” below), other than Mr. Sebold, for their roles with Kyndryl and agreed with Mr. Sebold, who was an employee of IBM, that he would serve as our General Counsel and Secretary following the Spin-off. In doing so, IBM and the Executive Compensation and Management Resources Committee of the IBM Board of Directors (IBM Compensation Committee), with a view toward ensuring we would have a first-class executive team in place at the time of the Spin-off, reviewed peer group and other market data with its compensation consultant to determine the initial compensation arrangements of each of the NEOs. See “—Executive Compensation Decision-Making and Oversight—Prior to the Spin-off” below. For each NEO other than Mr. Sebold, initial compensation arrangements were set forth in an offer letter which was assumed by Kyndryl following the Spin-off.
This Compensation Discussion and Analysis and the corresponding compensation tables include information regarding compensation decisions made by IBM and the IBM Compensation Committee with respect to the compensation of Kyndryl’s NEOs prior to the Spin-off and by Kyndryl’s Compensation Committee after the Spin-off.
Since the Spin-off, Kyndryl’s Compensation Committee has been responsible for determining Kyndryl’s compensation programs and policies for our executive officers and approving the compensation levels applicable to them. In such capacity, following the Spin-off Kyndryl’s Compensation Committee:
•
Approved Kyndryl’s compensation philosophy, which is described under “—Our Compensation Philosophy” below;

•
Engaged its independent compensation consultant, as described under “—Executive Compensation Decision-Making and Oversight—After the Spin-off—Role of Compensation Consultants” below, and, with the input of such compensation consultant and management’s compensation consultant, developed groups of peer companies to provide comparative executive compensation data as described under “—Executive Compensation Decision-Making and Oversight—After the Spin-off—Use of Competitive Data” below;

•
Developed and recommended an Executive Compensation Clawback Policy that was adopted by Kyndryl’s Board and is described under “—Additional Compensation Information—Clawback Policy” below;

•
Conducted a review and market check of each element of the initial total compensation arrangements of Kyndryl’s NEOs determined by IBM as described above, and based on that review:

◦
Adopted the target total direct compensation and each component thereof as determined by IBM except for adjustments to the annual long-term incentives of Mr. Keinan and Mr. Sebold as described under “—Elements of Compensation and Compensation Decisions—Long-Term Equity Incentives—After the Spin-off”;

◦
Determined to award a cash bonus for the partial year following the Spin-off as described under “—Elements of Compensation and Compensation Decisions—Annual Cash Bonus—After the Spin-off”; and

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◦
Determined to make one-time long-term, predominantly performance-based equity awards (Launch Awards) to certain executives, including our NEOs, expected to have the biggest impact on Kyndryl’s future success as described under “—Elements of Compensation and Compensation Decisions—Long-Term Equity Incentives—After the Spin-off—Launch Awards”; and

•
Determined the structure of future long-term equity incentive awards, as described under “—Elements of Compensation and Compensation Decisions—Long-Term Equity Incentives—Going Forward.”

NEOs
Kyndryl’s NEOs for fiscal year 2021 were the following five executive officers:

MARTIN SCHROETER	DAVID WYSHNER	ELLY KEINAN	EDWARD SEBOLD	MARYJO CHARBONNIER
Chairman and Chief Executive Officer	Chief Financial Officer	Group President	General Counsel and Secretary	Chief Human Resources Officer

Our Compensation Philosophy
Our Compensation Committee bases its compensation decisions with respect to the compensation of our executive officers on the following principles:

PAY FOR PERFORMANCE	ALIGN WITH STOCKHOLDERS	PAY COMPETITIVELY
Pay for performance—the majority of executive compensation opportunity is performance-based and tied to the Company’s business results and individual performance;
Align with stockholders—incentives are tied to both short-term and long-term performance goals to balance risk while rewarding for delivering financial, operating and strategic performance aligned with the Company’s business strategy and stockholder interests. Furthermore, select executives are required to retain shares earned until minimum share ownership levels are achieved per our stock ownership guidelines (see “—Additional Compensation Information—Stock Ownership Guidelines” below); and
Pay competitively—total target compensation levels are competitive to attract and retain the best, diverse talent; actual pay levels will vary based on performance results.
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How Our NEOs Are Paid
PRIOR TO THE SPIN-OFF
Prior to the Spin-off, to attract top talent to serve in our key executive roles, IBM provided the following primary elements of compensation to our NEOs in 2021:
	NEOs	Payment Form	Performance and/or Service Condition
Base Salary	• All	• Cash	• NA
Transaction Bonus	• All	• Cash	• Completion of Spin-off by December 31, 2021 • Active employment through completion of Spin-off
Long-Term Equity Incentive	• All	• Equity—Performance Share Units
•
Completion of Spin-off by January 1, 2023

•
Acceptance of employment by us in current role following the Spin-off

•
Vesting in increments of 33% on the six-month, 33% on the one-year and 34% on the two-year anniversary of the Spin-off, subject to the NEO’s active employment on each applicable vesting date

	• CFO • CHRO	• Equity—Retention Restricted Stock Units (make-whole award)
•
Three years for CFO (vesting in three tranches on the first three anniversaries of the grant date, subject to active employment on each applicable vesting date, with the majority eligible to vest on the third anniversary)

•
Two years for CHRO (vesting on the second anniversary of the grant date, subject to active employment on such vesting date)

Other Compensation—Sign-On Bonus	• Group President • CHRO	• Cash	Subject to repayment if employment ends within: • two years of hire date for Group President; or • one year of hire date for CHRO
In addition, to provide competitive compensation at an actual cost to the Company lower than the perceived value to the executives, IBM also provided the NEOs with benefits generally available to all employees and certain limited perquisites. See “—Other Compensation” below.
AFTER THE SPIN-OFF
After the Spin-off, consistent with our compensation philosophy, our Compensation Committee adopted a compensation program that combines annual and long-term components, cash and equity, and fixed and variable payments, with a majority of executive compensation performance-based and tied to the Company’s business results and individual performance.
—2021
The table below presents the primary compensation elements our Compensation Committee determined to provide to our NEOs in 2021 following the Spin-off, including a partial-year cash bonus (see “—Elements of Compensation and Compensation Decisions—Annual Cash Bonus—After the Spin-off”) and the Launch Awards, which were special, one-time long-term equity incentive awards (see “—Elements of Compensation and Compensation Decisions—Long-Term Equity Incentives—After the Spin-off—Launch Awards”). While these elements were consistent with our Compensation Committee’s compensation philosophy, they are specific to the unique launch period and not representative of our executive compensation program going forward.
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	NEOs	Payment Form	Performance and/or Service Condition	Compensation Objective
Base Salary	• All	• Cash	• NA	• Provide market-competitive, fixed level of compensation • Attract and retain the best, diverse talent
Partial-year 2021 Bonus	• All	• Cash	• NA	• Reward and retain key talent
Launch Awards (special, one-time awards)	• All	• Equity—Launch Performance Share Units (Launch PSUs)	• Increase in share price over three-year performance period • Active employment through December 31, 2024	• Tie compensation to business performance and stock price • Attract and retain the best, diverse talent • Align NEOs’ interests with that of stockholders
	• All	• Equity—Stock Options	• Vesting ratably over four years, subject to employment through each applicable vesting date	• Tie compensation to business performance and stock price • Attract and retain the best, diverse talent • Align NEOs’ interests with that of stockholders
	• All	• Equity—Restricted Stock Units	• Vesting ratably over four years, subject to employment through each applicable vesting date	• Attract and retain the best, diverse talent • Align NEOs’ interests with that of stockholders
In addition, the Compensation Committee determined that it was appropriate to provide the NEOs with benefits generally available to all employees and certain limited perquisites the Compensation Committee determined were necessary to perform their duties efficiently and minimize distractions. See “—Other Compensation” below.
—Going forward
While the table above reflects certain one-time compensation decisions our Compensation Committee made in connection with the Spin-off in 2021, the table below presents the primary compensation elements our Compensation Committee intends to provide to the NEOs beginning in calendar year 2022.
	NEOs	Payment Form	Performance and/or Service Condition	Compensation Objective
Base Salary	• All	• Cash	• NA	• Provide market-competitive, fixed level of compensation • Attract and retain the best, diverse talent
Annual Cash Bonus	• All	• Cash	• Compensation Committee intends to annually evaluate a broad range of financial and non-financial metrics	• Tie compensation to business performance • Attract and retain the best, diverse talent
Long-Term Equity Incentive (expected award mix)	• All	• Equity—Performance Share Units	• Compensation Committee intends to annually evaluate a broad range of financial and non-financial metrics	• Tie compensation to business performance • Attract and retain the best, diverse talent • Align NEOs’ interests with that of stockholders
	• All	• Equity—Restricted Stock Units	• Time-based vesting	• Attract and retain the best, diverse talent • Align NEOs’ interests with that of stockholders
In addition, our Compensation Committee determined that it is appropriate to provide the NEOs with benefits generally available to all employees and certain limited perquisites as described above under “—2021.”
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Target Compensation Mix
Consistent with our compensation philosophy, the compensation of our NEOs is primarily long-term and performance-based. The following pie charts show the annual compensation mix for our CEO and our other NEOs in 2021, excluding the one-time compensation items approved by IBM prior to the Spin-off  (cash sign-on bonuses and make-whole retention restricted stock unit awards) and by our Compensation Committee following the Spin-off  (Launch Awards and partial-year 2021 bonus).
CEO 2021 Pay Mix (excluding one-time items)	Average Other NEO 2021 Pay Mix (excluding one-time items)

Our Executive Compensation Practices
Our Compensation Committee plans to review the Company’s executive compensation program on an ongoing basis to evaluate whether it supports the Compensation Committee’s executive compensation philosophies and objectives and is aligned with stockholder interests. Our executive compensation practices include the following, each of which the Compensation Committee believes reinforces our executive compensation objectives:
What We Do	What We Don’t Do

Significant percentage of target annual compensation delivered in the form of variable compensation tied to performance

Long-term objectives aligned with the creation of stockholder value

Market comparison of executive compensation against a relevant peer group

Use of an independent compensation consultant reporting directly to the Compensation Committee and providing no other services to the Company

Robust stock ownership guidelines

Clawback policy

Non-competition and non-solicitation agreements for senior executives

Limited perquisites

One-year minimum vesting condition under our long-term incentive plan

Annual compensation risk review and assessment

We do not provide tax gross-ups*

We do not provide “single-trigger” change in control severance benefits

We do not provide excessive severance benefits

We do not provide “single-trigger” change in control equity vesting

We do not allow hedging or pledging of Company shares by our executive officers

We do not have an evergreen provision in our long-term incentive plan

We do not permit repricing of underwater stock options without stockholder approval

We do not have multi-year employment agreements

We do not have guaranteed annual bonus or equity payments

*
During the period prior to the Spin-off, pursuant to IBM’s compensation policies, the NEOs were entitled to tax gross-ups for perquisites provided to them by IBM. We have not continued this policy following the Spin-off.

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II. EXECUTIVE COMPENSATION DECISION-MAKING AND OVERSIGHT

Prior to the Spin-off
Because Kyndryl was an independent company for only a portion of the year, many of the decisions impacting 2021 compensation were made by IBM and were grounded in IBM’s compensation philosophies and policies.
ROLE OF MANAGEMENT AND THE COMPENSATION COMMITTEE OF IBM
Kyndryl’s NEOs were employed by IBM prior to the Spin-off, but none of the NEOs were executive officers of IBM at the time of the Spin-off. Prior to the Spin-off, IBM’s management and the IBM Compensation Committee developed compensation packages, including base salaries, target incentives and annual equity grant values, for Kyndryl’s NEOs in anticipation of their respective roles with Kyndryl following the Spin-off. The compensation packages were based on a comprehensive market analysis of the anticipated roles and responsibilities with Kyndryl upon the Spin-off and were approved prior to the Spin-off by the IBM Compensation Committee in accordance with IBM policies and practices.
ROLE OF COMPENSATION CONSULTANTS TO THE COMPENSATION COMMITTEE OF IBM
Prior to the Spin-off, IBM engaged Semler Brossy Consulting Group, LLC and Equity Methods, LLC to provide consulting services in connection with certain executive and director compensation matters related to the Spin-off. As discussed above under “—Executive Summary—Introduction” and below under “—After the Spin-off—Role of Compensation Consultants,” Kyndryl’s Compensation Committee and Nominating and Governance Committee conducted a review of executive and director compensation decisions, respectively, with Kyndryl’s independent compensation consultant, FW Cook.
USE OF COMPETITIVE DATA
In addition, in setting executive and director compensation, prior to the Spin-off, IBM reviewed data from the following peer group, which is similar to the peer group approved by Kyndryl’s Compensation Committee (described below under “—After the Spin-off—Use of Competitive Data”) and generally comprised of companies with one-third to three times Kyndryl’s projected revenue and within similar industries:
• Accenture plc	• DXC Technology Company	• Oracle Corporation
• Automatic Data Processing, Inc.	• Fidelity National Information Services, Inc.	• Science Applications International Corporation
• Booz Allen Hamilton Holding Corporation	• Fiserv, Inc.	• Synnex Corporation
• CACI International Inc.	• Hewlett Packard Enterprise Company	• Unisys Corporation
• CDW Corporation	• Leidos Holdings, Inc.	• VMware, Inc.
• Cognizant Technology Solutions Corporation	• NetApp, Inc.

After the Spin-off
ROLE OF OUR COMPENSATION COMMITTEE AND MANAGEMENT.
In connection with the Spin-off, our Board of Directors established our Compensation Committee and delegated to it the responsibility of making executive compensation decisions. Accordingly, since the Spin-off, our Compensation Committee has determined the compensation of our Chief Executive Officer and each
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of our other executive officers. In setting the compensation of our other executive officers, going forward the Compensation Committee expects to take into account our Chief Executive Officer’s review of each executive officer’s performance and his recommendations with respect to his or her compensation. The Chief Executive Officer does not participate in the determination of his own compensation.
ROLE OF COMPENSATION CONSULTANTS
In connection with the Spin-off, our Compensation Committee engaged FW Cook to serve as the Compensation Committee’s independent compensation consultant. FW Cook and its affiliates do not provide any services to the Company or any of the Company’s affiliates other than advising the Compensation Committee on executive compensation and the Nominating and Corporate Governance Committee on director compensation. With respect to executive compensation, as requested by the Compensation Committee, FW Cook advises the Compensation Committee on general marketplace trends in executive compensation, makes proposals for executive compensation programs, assists in the development of a group of peer companies for inclusion in competitive market analyses of compensation and otherwise advises the Compensation Committee with regard to the compensation of our Chief Executive Officer and other executives. In addition, in 2021, FW Cook provided input to the Nominating and Governance Committee for its review of director compensation, which compensation is discussed under “Director Compensation.”
In order to give the Compensation Committee time to complete the evaluation process that led to the engagement of FW Cook as the Compensation Committee’s independent compensation consultant without delaying the compilation of market data for the Compensation Committee’s review of executive compensation, management separately engaged Mercer LLC (Mercer) to provide market data with respect to our executive officers, as described under “—Use of Competitive Data.” While Mercer acted as management’s compensation consultant and assisted management in formulating its compensation recommendations for our executive officers, the Compensation Committee separately engaged FW Cook as its independent compensation consultant, as noted above, to provide it with independent advice and to avoid any conflicts of interest. The Compensation Committee has assessed the independence of FW Cook pursuant to the applicable rules and determined that its engagement does not raise any conflict of interest.
USE OF COMPETITIVE DATA
Our Compensation Committee believes it is important to clearly understand the relevant market for executive talent to inform its decision-making and ensure that our compensation program for executive officers attracts and retains key talent. Following the Spin-off and in preparation for the Compensation Committee’s post-Spin-off review of the compensation of our NEOs, management worked with Mercer to develop a peer group for purposes of assessing competitive compensation practices. This peer group was then reviewed by FW Cook and refined by our Compensation Committee to arrive at the peer group below (Peer Group).
• Accenture plc	• Cognizant Technology Solutions Corporation	• Leidos Holdings, Inc.
• Aon plc	• DXC Technology Company	• Marsh & McLennan Companies, Inc.
• Automatic Data Processing, Inc.	• Fidelity National Information Services, Inc.	• salesforce.com, inc.
• Booz Allen Hamilton Holding Corporation	• Fiserv, Inc.	• Science Applications International Corporation
• Cisco Systems, Inc.	• Hewlett Packard Enterprise Company	• VMware, Inc.
The Compensation Committee selected the Peer Group companies based on several important criteria:
•
the similarity of their industry classification to Kyndryl’s classification;

•
the extent to which they compete with Kyndryl for executive talent and for investors; and

•
general comparability of key size measures, primarily revenue and market capitalization.

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At the time the Peer Group was approved, the Company’s revenue was approximately at the 75th percentile of the Peer Group. The Compensation Committee reviews the composition of our peer group annually to ensure that the companies constituting the peer group continue to provide meaningful and relevant compensation comparisons.
Our Compensation Committee reviewed a report prepared by Mercer for management that included a comparison of our NEOs’ compensation information to comparable roles within the Peer Group as part of their review of the compensation of our NEOs after the Spin-off. Our Compensation Committee does not rely solely on data from the Peer Group in establishing the compensation for our executive officers. Furthermore, our Compensation Committee does not target a specific competitive position versus the market in determining the compensation of our executive officers. While our Compensation Committee considers the data from the Peer Group helpful in assessing our competitive position, our Compensation Committee refers to other resources, including published compensation data from other surveys. The compensation data of the Peer Group and such other resources are considered alongside the Company’s pay-for-performance and long-term value creation objectives in determining the compensation for our executive officers that best aligns management’s interests with those of our stockholders.
In 2021, in addition to data from the Peer Group set forth above, the Compensation Committee reviewed data from similarly-situated spun-off companies (Spin-off Peers) provided by Mercer when making its determinations with respect to the Launch Awards, as described below under “—Elements of Compensation and Compensation Decisions—Long-Term Equity Incentives—After the Spin-off—Launch Awards.” The Spin-off Peers include:
• Dow Inc.	• Hewlett Packard Enterprise Co.	• PayPal Holdings, Inc.
• Carrier Global Corp.	• Corteva, Inc.	• FOX Corp.
• Otis Worldwide Corp.	• Adient plc	• Alcoa Corp.
• Brighthouse Financial, Inc.	• Yum China Holdings, Inc.	• Science Applications International Corp.
• Arconic Corp.	• Resideo Technologies, Inc.	• Fortive Corp.
III. ELEMENTS OF COMPENSATION AND COMPENSATION DECISIONS

Base Salaries
LINK TO COMPENSATION PHILOSOPHY
Base salary is intended to provide a market-competitive, fixed level of compensation and attract and retain the best, diverse talent. Base salaries are expected to be reviewed annually, and the Compensation Committee may adjust individual base salaries from time to time to recognize outstanding performance, changes in duties or roles with the Company, and/or changes in overall labor market dynamics.

Following the Spin-off, our Compensation Committee, with the input of FW Cook, conducted a review of the compensation of our NEOs, including a review of market data provided to management by Mercer. Based on such review, our Compensation Committee determined to make no change to the annual base salaries of our NEOs. The table below sets forth the annual base salaries determined for our NEOs by IBM prior to the Spin-off, as well as their annual base salaries following our Compensation Committee’s compensation review.
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Name	Annual Base Salary Prior to the Spin-off ($)	Annual Base Salary as of December 31, 2021 ($)
Martin Schroeter	1,000,000	1,000,000
David Wyshner	780,000	780,000
Elly Keinan	800,000	800,000
Edward Sebold	666,667	666,667
Maryjo Charbonnier	615,000	615,000

Annual Cash Bonus
LINK TO COMPENSATION PHILOSOPHY
Annual cash bonus opportunities are intended to encourage NEOs, as well as other employees with management responsibility, to focus on multiple performance objectives that are key to creating stockholder value by delivering financial, operating and strategic performance that is aligned with our business strategy and stockholder interests.

The Compensation Committee annually evaluates a broad range of financial and non-financial metrics, including metrics relating to the Company’s environmental, social and governance (ESG) strategies, each year to determine the appropriate annual bonus award metrics.

PRIOR TO THE SPIN-OFF
Prior to the Spin-off, to motivate the NEOs as they worked toward the timely completion of the complex Spin-off transaction, IBM provided the following cash incentive opportunities (Transaction Bonus) for each of the NEOs:
Name	Transaction Bonus Amount ($)	Transaction Bonus Percentage of Base Salary
Martin Schroeter	2,000,000	200%
David Wyshner	975,000	125%
Elly Keinan	1,600,000	200%
Edward Sebold	833,333	125%
Maryjo Charbonnier	770,000	125%
For each NEO other than Mr. Sebold, the payment of the Transaction Bonus was subject to the closing of the Spin-off and his or her remaining actively employed through the closing of the Spin-off. Pursuant to the terms of his/her respective offer letter, while the Spin-off was expected to occur prior to December 31, 2021, each of Messrs. Schroeter, Wyshner and Keinan and Ms. Charbonnier could have received payment of the Transaction Bonus if the Spin-off was not completed by such date if either:
•
IBM’s Chief Executive Officer, in his sole discretion, decided to pay the bonus in full prior to February 1, 2022 (provided such NEO was an active employee on the payment date); or

•
the Spin-off was not completed for reasons beyond the NEO’s reasonable control and his/her employment was terminated by IBM without Cause (as defined under “—Potential Payments upon Termination or Change in Control” below).

In addition, if prior to December 31, 2021, for strategic business reasons, IBM formally announced it would not complete the Spin-off or if the Company was sold to another buyer, and IBM’s Chief Executive Officer determined that such announcement or sale was not made as a result of the NEO’s performance in moving the Spin-off to closure, and, in the case of Mr. Wyshner and Ms. Charbonnier, their performance was otherwise satisfactory, then such NEO would still be eligible to receive the Transaction Bonus within one month after the
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later of  (a) the announcement of IBM’s decision not to complete the Spin-off or (b) the closing of the sale to another buyer, subject to the NEO’s continued employment through such announcement or closing, as applicable.
Pursuant to the terms of Ms. Charbonnier’s offer letter, IBM, in its sole discretion, may have provided Ms. Charbonnier with a partial payment of  $200,000 if she was terminated without Cause prior to the closing of the Spin-off.
For Mr. Sebold, the payment of the Transaction Bonus was subject to the successful completion of the Spin-off by December 31, 2021, and his remaining an active employee through such date. Had the Spin-off not been completed by December 31, 2021, IBM’s Chief Executive Officer could have, in his discretion, decided to pay Mr. Sebold’s Transaction Bonus in full or in part no later than February 1, 2022, so long as Mr. Sebold remained an active employee of IBM or Kyndryl on such payment date.
Because the Spin-off was completed on November 3, 2021, the Transaction Bonuses were earned in full.
Following the successful completion of the Spin-off on November 3, 2021, IBM paid the Transaction Bonuses in January 2022, and the amounts of the Transaction Bonus payouts are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
After the Spin-off
Following the Spin-off, in January 2022, the Compensation Committee determined to award a cash bonus (Partial-Year 2021 Bonus) to each of the NEOs for their performance in the fourth quarter of 2021 following the Spin-off in the following amounts, which amounts represent 15% of their respective Transaction Bonus payments:
Name	Partial-Year 2021 Bonus Amount ($)
Martin Schroeter	300,000
David Wyshner	146,250
Elly Keinan	240,000
Edward Sebold	125,000
Maryjo Charbonnier	115,500
In determining to pay these bonus amounts, the Compensation Committee considered the fact that the Transaction Bonus awards did not provide the NEOs any opportunity to earn any performance-based upside in 2021, nor were they given the opportunity to participate in IBM incentive compensation programs that could have provided such an opportunity. The Compensation Committee further considered the significant effort required to successfully complete the Spin-off, the significant efforts required immediately following the Spin-off to establish standalone policies, processes, strategies and operating practices, and the fact that the NEOs had been given no bonus opportunity for the portion of the fourth quarter of 2021 following the Spin-off.
The Partial-Year 2021 Bonus amounts were paid to the NEOs in March 2022, and are included in the “Bonus” column of the Summary Compensation Table.
Going Forward
In 2022, the Compensation Committee considered its approach to cash incentive compensation in light of the Company’s decision to change its fiscal year-end from December 31 to March 31. The Compensation Committee determined to award two cash bonus opportunities under the Kyndryl Annual Incentive Plan for Executives to the NEOs in calendar year 2022 to align with the three-month transition period and our new fiscal year, in a target amount equal to 200% of their respective base salaries for Messrs. Schroeter and Keinan and 125% of their respective base salaries for Messrs. Wyshner and Sebold and Ms. Charbonnier.
The NEOs’ target cash bonus opportunity for the three-month transition period was prorated to reflect the three-month performance period (January 1, 2022 through March 31, 2022) and the payout, which was capped
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at 200% of target, was based on the Company’s achievement of revenue and adjusted EBITDA goals, subject to adjustment upwards or downwards based on the Company’s achievement of strategic goals.
The NEOs’ cash bonus for the Company’s new fiscal year beginning April 1, 2022 and ending March 31, 2023 is capped at 200% of their target cash bonus opportunity and based on the Company’s achievement of revenue and adjusted EBITDA goals and ESG objectives, subject to adjustment upwards or downwards based on individual performance.

Long-Term Equity Incentives
Link to Compensation Philosophy
Long-term equity incentive awards are intended to ensure that our NEOs have a continuing stake in our long-term success, motivate them to achieve longer-term performance objectives linked to our business strategy and tie their compensation to stockholder value. We grant long-term equity incentive awards under the Kyndryl 2021 Long-Term Performance Plan (LTPP).

In determining the size and award mix of the annual long-term incentive opportunity, the Compensation Committee intends to consider a number of factors, including competitive market data. The Compensation Committee currently expects to award a mix of performance share units and time-vesting restricted stock units to NEOs as part of the annual long-term incentive opportunity.

Once performance share unit awards have been granted, the number of shares that an NEO will receive on vesting, if any, depends on the Company’s attainment of specific financial or strategic targets.
Finally, the Compensation Committee considers time-vesting restricted stock units an important tool to retain key talent and ensure that executives have a continuing stake in our long-term success.
Prior to the Spin-off
Prior to the Spin-off, to attract and retain key executive leadership for Kyndryl and provide incentive to them to timely complete the Spin-off, IBM granted equity awards to each of the NEOs. IBM granted each NEO a performance share unit (PSU) award. In addition, IBM granted each of Mr. Wyshner and Ms. Charbonnier a sign-on retention restricted stock unit (RRSU) award to offset equity foregone when they left their prior employers. These awards were made in the following amounts:
Name	Fair Value(1) of RRSU Award ($)	Target Value(1) of PSU Award ($)	Total Planned Value(1) of Equity Awards ($)
Martin Schroeter	—	10,500,000(2)	10,500,000
David Wyshner	3,500,000	4,000,000	7,500,000
Elly Keinan	—	5,600,000(2)	5,600,000
Edward Sebold	—	1,000,000	1,000,000
Maryjo Charbonnier	700,000	1,000,000	1,700,000

(1)
RRSU and PSU grant values reflect the fair or target value of the grant. In the case of the fair or target grant value, the number of shares granted was determined by dividing the fair or target value by the average of IBM’s closing stock price for the 30 active trading days prior to the date of grant.

(2)
If, as of the closing of the Spin-off, the fair market value of the IBM shares underlying Mr. Schroeter’s or Mr. Keinan’s target PSU award (IBM PSU Share Value) had been less than the target value of the PSU award by $50,000 or more, then immediately after the closing of the Spin-off, provided that the applicable performance criteria had been met or excused, such executive officer would have been entitled to receive a Restricted Stock Unit (RSU) award with respect to the number of shares of our common stock with a value on the date of grant equal to the difference between the target value of his PSU award and the IBM PSU Share Value. Because the IBM PSU Share Value exceeded the target value of their PSU awards as of the closing of the Spin-off, no RSU awards were issued to Messrs. Schroeter and Keinan.

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—PSUs
To tie Kyndryl’s NEOs’ interests to those of IBM’s stockholders by providing an incentive to Kyndryl’s NEOs to work toward timely completion of the Spin-off and remain with Kyndryl following the Spin-off, for each of the NEOs, the PSU award would become eligible to vest if  (a) the Spin-off was completed as envisioned by January 1, 2023, and (b) immediately following the completion of the Spin-off such NEO accepted employment with Kyndryl in his or her current role.
Once the performance criteria were achieved upon completion of the Spin-off and the NEOs’ acceptance of employment with Kyndryl in their current roles, the NEOs’ PSU awards became eligible to vest with respect to 33% of the PSUs on the six-month anniversary of the Spin-off closing date (May 3, 2022), 33% on the first anniversary of the Spin-off closing date (November 3, 2022) and 34% on the second anniversary of the Spin-off closing date (November 3, 2023), in each case subject to continued employment on each such date (except as provided below).
In addition, in the case of the NEOs other than Mr. Sebold, if for strategic business reasons, IBM had formally announced it would not complete the Spin-off or if Kyndryl were sold to another buyer, and IBM’s Chief Executive Officer determined that such announcement or sale was not made as a result of such NEO’s performance in progressing the Spin-off to such closure, then such NEO’s PSUs would have been eligible to vest on the six-month, first and second anniversaries of  (i) the announcement not to complete the Spin-off or (ii) the closing of the sale to another buyer (and, in the case of a sale, (x) if the NEO was not selected to serve in their current role or (in the case of each NEO other than Mr. Schroeter) a substantially comparable role and (y) in the case of Mr. Schroeter, if he was selected to become our Chief Executive Officer but declined the offer), as applicable.
For information regarding the treatment of the PSUs granted to each NEO other than Mr. Sebold in the event of certain qualifying terminations, see the description of such awards in their respective offer letters under “Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards in 2021 Table.”
The PSUs were converted to Kyndryl RSUs in connection with the Spin-off as described below under “—Treatment of Outstanding IBM Equity Awards in connection with the Spin-off.” For information regarding the vesting of the Kyndryl RSUs upon certain qualifying terminations, see “Potential Payments upon Termination or Change in Control” below.
—RRSUs
The RRSUs are time-vesting awards. Mr. Wyshner’s sign-on RRSU award was granted on October 1, 2021 and will vest as to 7% of the RRSUs on the first anniversary of the grant date, 7% of the RRSUs on the second anniversary of the grant date and 86% of the RRSUs on the third anniversary of the grant date, subject to his continued employment through each applicable vesting date.
Ms. Charbonnier’s sign-on RRSU award was granted on August 2, 2021, and will vest on the second anniversary of the grant date, subject to her continued employment through such date.
The RRSUs were converted to Kyndryl RSUs in connection with the Spin-off as described below under “—Treatment of Outstanding IBM Equity Awards in connection with the Spin-off.” For information regarding the vesting of the converted RRSUs upon certain qualifying terminations, see “Potential Payments upon Termination or Change in Control” below.
Treatment of Outstanding IBM Equity Awards in connection with the Spin-off
In connection with the Spin-off, each outstanding IBM equity award held by a Kyndryl employee was converted into a Kyndryl equity award by multiplying the number of shares of IBM common stock to which such equity award related by a quotient obtained by dividing (a) the closing price of IBM common stock on the last trading day prior to the Spin-off  ($127.13) by (b) the opening price of Kyndryl common stock on the first trading day following the Spin-off  ($28.41), carried out to six decimal places (4.474833, such quotient, the equity award exchange ratio).
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The following table provides additional information regarding the adjustments that were made to each type of outstanding IBM equity award held by Kyndryl’s NEOs.
Type of IBM Equity Award	Adjustment for Kyndryl Employees (Including Our NEOs)
RSUs	IBM RSUs were converted according to the formula above into RSUs relating to Kyndryl common stock with the same terms and conditions (including the vesting schedule)
PSUs	IBM PSUs were converted according to the formula above into RSUs relating to Kyndryl common stock subject solely to time-based vesting conditions and otherwise subject to the same terms and conditions (including vesting schedule, but not any performance conditions), assuming actual achievement of the relevant performance goals as of the Spin-off as determined by the IBM Compensation Committee
Under applicable accounting guidance, the conversion of certain IBM equity awards held by Mr. Sebold at the time of the Spin-off resulted in a grant modification that caused incremental compensation expense determined by comparing the aggregate fair value of the outstanding awards immediately before and after the modification. The aggregate incremental compensation expense resulting from the conversion is included in the “Stock Awards” column of the Summary Compensation Table and in the Grants of Plan-Based Awards in 2021 table.
After the Spin-off
Following the Spin-off, as part of the review of the compensation of our NEOs undertaken by the Compensation Committee and described under “—Base Salaries” above, our Compensation Committee reviewed the target long-term equity incentives of each of the NEOs, including in comparison to market data. Following such review, in light of market data for executive officers in Mr. Sebold’s role and in recognition of Mr. Keinan’s significant role with Kyndryl and his prior experience and performance at IBM, the Compensation Committee determined to increase the target long-term equity incentives (LTI) for Mr. Keinan and Mr. Sebold as follows:
Name	Old Target LTI ($)	Old Target LTI (% of Total Target Compensation)	New Target LTI ($)	New Target LTI (% of Total Target Compensation)
Elly Keinan	5,600,000	70%	7,600,000	76%
Edward Sebold	1,000,000	40%	1,500,000	50%
As demonstrated in the table above, this change to their target long-term incentives had the effect of increasing the weight of Mr. Keinan’s and Mr. Sebold’s long-term equity compensation relative to their total compensation, consistent with our compensation philosophy of aligning the interests of our executive officers with those of our stockholders.
—Launch Awards
In November 2021, the Compensation Committee reviewed data regarding the equity compensation practices of the Spin-off Peers set forth under “—Executive Compensation Decision-Making and Oversight—After the Spin-off—Use of Competitive Data” above. These companies were, with one exception, spun off from their parent companies since 2015, had revenue of at least $4.5 billion and had disclosed compensation for the fiscal year of their Spin-off. Following such review, in December 2021, based in part on consideration of the recommendation of FW Cook, the Compensation Committee granted long-term equity incentive awards pursuant to the LTPP to certain executives expected to have the greatest impact on our future success, including the NEOs.
In recognition of the scale and complexity of the Spin-off, and in order to ensure retention of key talent and further align the interests of Kyndryl’s executives with those of Kyndryl’s stockholders, the Compensation Committee determined that the total target Launch Award amounts would be equal to 1.2 times an executive’s target long-term incentive opportunity (excluding the sign-on RRSU awards to Mr. Wyshner and Ms. Charbonnier).
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The Launch Awards were composed of an approximately equally-weighted mix of RSUs, stock options and Launch PSUs.
Launch Awards Mix
RSUs (33.4%)	Options (33.3%)	Launch PSUs (33.3%)
Time Vesting (66.7%)	Performance Vesting (33.3%)
Performance Based (66.6%)

The Compensation Committee chose to closely tie the value that can be realized by the NEOs and other Launch Award recipients to the creation of stockholder value by granting approximately one-third of the total Launch Award amount in the form of stock options (which only have value to the extent our stock price increases from the date of grant) and approximately one-third of the total Launch Award amount in the form of PSUs that vest based on the increase in the value of our common stock, as described in more detail below. In each case, our NEOs will only be able to realize value in these awards if our investors realize an increase in the value of their Kyndryl stock. The Compensation Committee determined to balance the goal of aligning the interests of the Launch Award recipients with that of stockholders with the goal of retaining these executives by granting approximately one-third of the total Launch Award amount in the form of time-vesting RSUs.
The table below sets forth the total target value of the Launch Awards as well as the fair market value on the grant date of the RSUs and the stock options and the target value of the PSUs, assuming that the target level of performance is achieved.
Name	RSU Value(1) ($)	Target Launch PSU Value(2) ($)	Stock Option Value(3) ($)	Total Target Value ($)
Martin Schroeter	4,208,400	4,195,800	4,195,800	12,600,000
David Wyshner	1,603,200	1,598,400	1,598,400	4,800,000
Elly Keinan	3,046,080	3,036,960	3,036,960	9,120,000
Edward Sebold	601,200	599,400	599,400	1,800,000
Maryjo Charbonnier	400,800	399,600	399,600	1,200,000

(1)
The number of RSUs our NEOs received was determined by dividing the values in the table above by the closing price of our common stock on the NYSE on the day prior to the grant date ($17.78).

(2)
The target number of Launch PSUs our NEOs received was determined by dividing the values in the table above by the product of the closing price of our common stock on the NYSE on the day prior to the grant date and a Monte Carlo valuation percentage.

(3)
The number of stock options our NEOs received was determined by dividing the values in the table above by the product of the closing price of our common stock on the NYSE on the day prior to the grant date and a Black-Scholes valuation percentage.

—RSUs
The RSUs vest in four equal annual installments beginning on the anniversary of the grant date, subject to the NEO’s continued employment with the Company through each applicable vesting date.
—Stock Options
The stock options have an exercise price of  $17.78 and vest in four equal annual installments beginning on the anniversary of the grant date, subject to the NEO’s continued employment with the Company through each applicable vesting date.
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—Launch PSUs
The Launch PSUs vest based on the increase in the Company’s share price from the “Initial Share Price” of $19.338, which represents the average closing share price of the Company’s common stock on the NYSE from November 4, 2021 (the initial day of regular way trading), through December 3, 2021, during the performance period beginning on December 16, 2021, and ending on December 15, 2024 (Performance Period).
The actual number of Launch PSUs that become vested is based on the highest multiple of the Initial Share Price set out in the tiers below which is maintained for at least 90 consecutive calendar days during the Performance Period.
	Multiple of Initial Share Price	Share Price Target ($)	Performance Vesting Level
Tier 1	1.25x	24.17	50%
Tier 2	1.50x	29.01	100%
Tier 3	1.75x	33.84	150%
Tier 4	2.00x	38.68	200%
In the event of actual performance that falls between the tiers set forth above, the number of Launch PSUs that vest will be based on the vesting level of the tier actually achieved (i.e., the tier below the performance achieved). In the event of performance that falls below Tier 1, no Launch PSUs will vest. Following the last day of the Performance Period, the Compensation Committee will calculate the payout and the Launch PSUs determined to be earned, if any, will vest on December 31, 2024, subject to the NEO’s continued employment through such date. As of December 31, 2021, our performance was below Tier 1. For our NEOs to earn any vesting of their Launch PSUs, we would have to achieve an approximately 33% increase in our stock price from the closing price of our common stock on the NYSE on December 31, 2021, and maintain such increased stock price for at least 90 consecutive calendar days.
For information about the treatment of the Launch Awards in the event of certain terminations or a change in control, see “Potential Payments upon Termination or Change in Control” below.
Going Forward
Beginning in fiscal 2023, the Compensation Committee intends to make annual long-term equity incentive awards under the LTPP in the form of PSUs and RSUs. The Compensation Committee intends to balance its goals of tying our NEOs’ compensation to achievement of business objectives and attracting and retaining the best, diverse talent by awarding 65% of the total target award opportunity in the form of PSUs and 35% of the total target award opportunity in the form of time-vesting RSUs for each of our executive officers.
The Compensation Committee plans to link the vesting of the PSUs to the achievement of the Company’s business objectives and the creation of stockholder value by basing the vesting of the PSUs on the Company’s adjusted operating cash flow, total signings and total shareholder return relative to that of the companies in the S&P 400 Mid-Cap Index over the performance period from April 1, 2022 through March 31, 2025.

Other Compensation
Sign-On Bonuses
In recognition of their expected contributions to the Company and to recognize the compensation they forfeited by separating from their prior employers to join the Company, the IBM Compensation Committee awarded each of Mr. Keinan and Ms. Charbonnier a cash sign-on bonus.

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•
Mr. Keinan’s $2,000,000 sign-on bonus must be repaid if his employment with us ends within two years after his IBM hire date, except in the event he is terminated without Cause.

•
Ms. Charbonnier’s $875,000 sign-on bonus must be repaid if her employment with us ends within one year after her IBM hire date, except in the event she is terminated without Cause.

•
Mr. Keinan or Ms. Charbonnier, as applicable, would not have been required to repay the sign-on bonus in the event of a termination of employment from IBM and us in certain situations where the Spin-off was not completed or we were purchased by another buyer, or in the event such termination was without Cause.

The sign-on bonuses are included in the “Bonus” column of the Summary Compensation Table.
EXECUTIVE SEVERANCE AND RETIREMENT PLAN
In December 2021, the Compensation Committee reviewed market data with respect to the prevalence and design of executive severance plans. In addition to the market data, the Compensation Committee considered the Company’s desire not to engage in case-by-case negotiations with respect to executive departures; the importance of having a severance plan to the Company’s ability to attract and retain talented executives; that being covered under the terms of a severance plan would allow executives to focus on their duties and provide them security in the event of proposed extraordinary transactions; and the recommendation of FW Cook. Based on such review and considerations, the Compensation Committee adopted the Kyndryl Executive Severance and Retirement Plan (Severance Plan), which is described in detail under “Potential Payments upon Termination or Change in Control” below. Each of the NEOs is entitled to benefits under the Severance Plan, as set forth under “Potential Payments upon Termination or Change in Control.”
LIMITED PERQUISITES
In November 2021, our Compensation Committee approved the provision of limited perquisites not generally available to all employees for our NEOs. The Compensation Committee determined that the perquisites set forth in the table below are necessary to enable the NEOs to perform their duties efficiently and to minimize distractions, and that the benefits the Company receives from providing these perquisites significantly outweighs the cost of providing them.
Benefit	CEO	Other NEOs	Description and Business Rationale
Executive Wellbeing Program			• Executive health exams are offered to encourage senior leaders of the Company to set an example by living healthfully and actively.
Executive Financial Wellness Programs
•
Financial planning and tax preparation services are offered to allow our NEOs to focus more fully on their service to the Company without the distraction of sometimes complex tax compliance and financial planning.

Personal Use of Aircraft
•
We permit Mr. Schroeter, but do not permit any of the other NEOs, to fly on a Company-provided aircraft for personal travel in an amount limited to an aggregate incremental cost to the Company of  $200,000 per calendar year. We provide this benefit to Mr. Schroeter so he can use his travel time more productively for the Company, for security purposes and to ensure that he can be immediately available to respond to business priorities.

Company Car and Driver		Group President
•
A Company car and driver are provided when necessary for security and/or productivity reasons. Messrs. Schroeter and Keinan (and their families) are provided use of a Company car and driver. No other NEO is provided with a Company car or driver.

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It is our policy not to provide tax gross-ups for the perquisites we provide to our NEOs. The incremental cost to the Company to provide these limited perquisites is included in the “All Other Compensation” column of the Summary Compensation Table.
OTHER BENEFITS
Our executives, including our NEOs, are eligible to participate in the following broad-based employee benefit plans, which are generally available to all U.S. salaried employees and do not discriminate in scope in favor of our NEOs:
•
Group medical insurance

•
Group AD&D insurance

•
Flexible spending accounts

•
Group dental insurance

•
Group life insurance

•
Kyndryl 401(k) Plan

•
Group vision insurance

EXCESS PLAN
In addition, in connection with the Spin-off, we adopted the Kyndryl Excess Plan (Kyndryl Excess Plan), a nonqualified deferred compensation plan that, starting in 2022, offers eligible employees, including the NEOs, an opportunity to defer up to 80% of their eligible compensation (including base and performance pay, but not any non-recurring compensation) in excess of the limits imposed by the Code under the Kyndryl 401(k) Plan. For eligible employees that transferred from IBM, including Messrs. Schroeter, Keinan and Sebold and Ms. Charbonnier, we will make an annual contribution to the Excess Plan equal to 6% of the eligible pay in excess of the limits under the Code, but will not make any contributions to the Kyndryl Excess Plan for new hires. With respect to participants in IBM’s excess plan who became participants in the Kyndryl Excess Plan in 2021, including Messrs. Schroeter, Keinan and Sebold, the applicable deferral elections and automatic and matching contributions that would have applied under IBM’s excess plan for the remainder of 2021 instead applied to the Kyndryl Excess Plan. Distributions are made following death (in a lump sum) or following a separation from service (in a lump sum or installments, based on the employee’s distribution election), subject to certain exceptions for compliance with Section 409A of the Code. For additional information about the Kyndryl Excess Plan, as well as IBM’s excess plan (in which Messrs. Schroeter, Keinan and Sebold participated in 2021), see “Nonqualified Deferred Compensation for 2021.”
IV. ADDITIONAL COMPENSATION INFORMATION

Employment Agreements
We generally do not enter into employment agreements with our executives. In connection with the Spin-off, we assumed the offer letters each of Messrs. Schroeter, Wyshner and Keinan and Ms. Charbonnier had with IBM, which set forth their initial compensation, as described in this Compensation Discussion and Analysis. The terms of the offer letters are described under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in 2021 Table.”

Non-competition and Non-solicitation Agreements
Certain of our executives, including the NEOs, have signed non-competition and non-solicitation agreements. The agreements contain a non-competition covenant that applies during the executive’s employment and
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for twelve months following termination of employment (except in the case where such termination is a direct result of a resource action or similar restructuring action and not for Cause) and a non-solicitation covenant that applies during the executive’s employment and for two years following termination of employment.

Stock Ownership Guidelines
To further align management and stockholder interests and discourage inappropriate or excessive risk-taking, our stock ownership guidelines require each of our NEOs, certain other executives and non-employee directors to obtain a substantial equity stake in our common stock within five years of first becoming subject to the guidelines. The multiples of base salary required by the guidelines for our NEOs, other executives subject to the stock ownership guidelines and non-employee directors are as follows:
Position	Stock Ownership Requirement	Compliance Period
CEO	6 times base salary	5 years of first becoming subject to the guidelines
NEOs (other than CEO)	3 times base salary
Next layers of management, generally encompassing our top non-NEO executives	2 times base salary, or 100% of base salary, depending on level within organization
Non-employee directors	5 times annual cash retainer
Executives subject to our stock ownership guidelines, including our NEOs, and our non-employee directors are required to retain 100% of any Company stock received as part of their compensation, net of any amounts required to pay taxes and exercise prices, until the stock ownership guidelines are achieved. For purposes of determining compliance with the stock ownership guidelines, the following are included:
•
Shares held directly by the covered person

•
Shares held by members of the covered person’s household

•
Deferred stock units, so long as not forfeitable

•
Unvested restricted stock or RSU awards

Unexercised stock options and unvested PSUs are excluded for purposes of determining compliance with the stock ownership guidelines.
Once a person subject to the stock ownership guidelines has acquired a number of shares that satisfies the ownership multiple then applicable to him or her, such number of shares then becomes his or her minimum ownership requirement (even if the fair market value of such shares subsequently changes) unless and until his or her ownership target increases due to an increase in base salary or annual retainer or such individual sells any such holdings. In the event of an increase in base salary or annual retainer, a covered individual is expected to meet the applicable ownership target within the later of the original five-year deadline or three years following such increase. Each of our NEOs and non-employee directors was in compliance with the stock ownership guidelines as of December 31, 2021, having acquired the required number of shares or having more time to do so.

Clawback Policy
To protect Company and stockholder interests in the case of an event that causes significant damage to the Company and deter inappropriate actions or decisions by our executives, we maintain an Executive Compensation Clawback Policy (Clawback Policy) applicable to the NEOs and certain other senior executives of the Company (each, a covered individual). Under the Clawback Policy:
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•
in the event of a restatement of the Company’s financial statements (other than a restatement caused by a change in applicable accounting rules or interpretations), the Compensation Committee may, in its sole discretion, recoup incentive compensation paid to a covered individual during the three-year period preceding the announcement of the restatement that would not have been paid based upon the restated results; and

•
in the event a covered individual engages directly or indirectly in, or contributes to, fraudulent or other wrongful conduct by action or omission, which causes material harm to the finances, business, reputation, condition, assets or results of operations of the Company, the Committee may, in its sole discretion, recoup incentive compensation paid to such covered individual at any time since the act of misconduct.

In addition, under the terms of the LTPP, our Compensation Committee may:
•
cancel, rescind, suspend, withhold or otherwise limit any outstanding awards held by any plan participant if the participant engages in “Detrimental Activity” (as defined in the LTPP) or is otherwise not in compliance with the terms of the applicable award agreement or the LTPP; and

•
during the two-year period following any exercise, payment or delivery of an award, rescind such exercise, payment or delivery if the participant engages in Detrimental Activity during the rescission period established by the Compensation Committee (which rescission period shall not be less than six months after any exercise, payment or delivery pursuant to an Award).

Hedging and Pledging of Company Stock
Pursuant to our Securities Trading Policy, directors and officers who are subject to Section 16 under the Exchange Act (Section 16 officers), as well as their spouses, minor children, anyone living in their household, and any of their family members who do not live in their household but whose transactions in Kyndryl securities are directed by them or are subject to their influence or control, partnerships in which they are a general partner, trusts of which they are a trustee, estates of which they are an executor and other entities that they control (collectively, their Related Parties) are prohibited from engaging in hedging or monetization transactions with respect to the Company’s securities, such as short-sales, prepaid variable forward contracts, equity swaps, collars and exchange funds and other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Kyndryl securities.
Pursuant to our Securities Trading Policy, directors and Section 16 officers and their Related Parties are also prohibited from pledging Kyndryl securities at any time, which includes having Kyndryl securities in a margin account or using Kyndryl securities as collateral for a loan.

Risk Management and Mitigation of Compensation Policies and Practices
The Compensation Committee has reviewed our executive and non-executive compensation programs, discussed the concept of risk as it relates to our compensation programs, considered various mitigating factors and reviewed these items with its independent compensation consultant, FW Cook. In addition, our Compensation Committee asked FW Cook to conduct an independent risk assessment of our compensation programs. In particular, the Compensation Committee considered that there is appropriate balance in the Company’s compensation mix, that policies are in place to mitigate compensation-related risk and that Compensation Committee oversight extends below the executive level. Based on these reviews and discussions, the Compensation Committee does not believe our compensation program creates risks that are reasonably likely to have a material adverse effect on our business. In particular, the Compensation Committee considered:
56 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Attribute	Risk-Mitigating Effect
Emphasis on long-term, equity-based compensation at the executive level	• Discourages risk-taking that produces short-term results at the expense of building long-term stockholder value
Stock options and RSUs vest over four years and PSUs are subject to a three-year performance and vesting period; all are subject to our Clawback Policy	• Helps ensure our executives realize their compensation over a time horizon consistent with achieving long-term stockholder value
Number of shares that may be earned under our PSU awards are capped	• Reduces the possibility that extraordinary events or formulaic payments could distort incentives or over-emphasize short-term over long-term performance
Payments under our Annual Incentive Plan awards are capped	• Reduces the possibility that extraordinary events or formulaic payments could distort incentives
Robust stock ownership guidelines	• Helps ensure our executives’ economic interests are aligned with the long-term interests of our stockholders
Prohibition on hedging transactions by Section 16 officers and their Related Parties	• Helps ensure the alignment of interests generated by our executive officers’ equity holdings is not undermined by hedging or similar transactions
Clawback Policy	• Deters inappropriate actions or decisions by our executives by reducing the potential financial gain to be realized as a result of such actions or decisions
Use of an independent compensation consultant that performs no other services for the Company	• Helps ensure advice will not be influenced by conflicts of interest
For the foregoing reasons, the Compensation Committee has concluded that the programs by which our executives are compensated strike an appropriate balance between short-term and long-term compensation and incentivize our executives to act in a manner that prudently manages enterprise risk.
KYNDRYL 2022 PROXY STATEMENT | 57

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Compensation Committee Report
The Compensation Committee has reviewed and discussed the foregoing “Compensation Discussion and Analysis” with management. Based upon this review and discussion, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement.
SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD
JANA SCHREUDER, Chair	JANINA KUGEL	HOWARD I. UNGERLEIDER
58 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Compensation Tables
Summary Compensation Table
The following table presents summary information regarding the total compensation awarded to, earned by, or paid to each of our NEOs for their service in fiscal 2021. Prior to November 3, 2021, such amounts were paid by IBM. Beginning November 3, 2021, such amounts were paid by us.
Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(6) ($)	All Other Compensation(7) ($)	Total ($)	Adjusted Total (Excluding One-Time Awards)(8) ($)
Martin Schroeter Chairman and Chief Executive Officer	2021	962,122	300,000	18,849,141	4,198,987	2,000,000	—	66,912	26,377,162	13,062,081
David Wyshner Chief Financial Officer	2021	242,273	146,250	11,089,084	1,599,619	975,000	—	—	14,052,225	5,340,225
Elly Keinan Group President	2021	651,515	2,240,000	12,274,703	3,039,269	1,600,000	—	48,736	19,854,223	8,193,767
Edward Sebold General Counsel and Secretary	2021	619,356	125,000	2,365,295	599,855	833,333	—	66,412	4,609,252	2,583,308
Maryjo Charbonnier Chief Human Resources Officer	2021	300,511	990,500	2,536,373	399,908	770,000	—	11,019	5,008,311	2,079,594
(1)
Amounts in this column reflect the salary earned during the fiscal year, whether paid or deferred under our Excess Plan.

(2)
Amounts in this column reflect sign-on bonuses paid to Mr. Keinan and Ms. Charbonnier of  $2,000,000 and $875,000, respectively, and the Partial-Year 2021 Bonus amounts paid to each of the NEOs.

(3)
Amounts in this column reflect the aggregate grant date fair value of stock awards granted to the NEOs during 2021, computed in accordance with Topic 718 using the assumptions discussed under “Stock-Based Compensation” in Note 1 to the financial statements for the fiscal year ended December 31, 2021 included in our 2021 10-K. The fiscal 2021 stock awards consist of the RRSUs and PSUs granted to the NEOs by IBM prior to the Spin-off and the RSUs and Launch PSUs granted to the NEOs by us under the LTPP following the Spin-off. The terms of the 2021 stock awards are summarized under “Compensation Discussion and Analysis—Elements of Compensation and Compensation Decisions—Long-Term Equity Incentives.” Because they are subject solely to market conditions, the Launch PSUs have no maximum grant date fair values that differ from the fair values presented in the table. In addition, amounts shown include $152,700 in incremental compensation expense resulting from the conversion of IBM equity awards held by Mr. Sebold into Kyndryl equity awards. Pursuant to accounting guidance prescribed under Topic 718, the conversion resulted in a grant modification that caused incremental compensation expense determined by comparing the aggregate fair value of the outstanding awards immediately before and after the modification.

(4)
Amounts in this column reflect the aggregate grant date fair value of options granted to the NEOs during fiscal 2021, computed in accordance with Topic 718 using the assumptions discussed under “Stock-Based Compensation” in Note 1 to the financial statements for the fiscal year ended December 31, 2021 included in our 2021 10-K. The fiscal 2021 option awards consist of the stock options granted to the NEOs by us under the LTPP following the Spin-off. The terms of the fiscal 2021 option awards are summarized under “Compensation Discussion and Analysis—Elements of Compensation and Compensation Decisions—Long-Term Equity Incentives.”

(5)
Reflects the Transaction Bonuses earned by the NEOs. See “Compensation Discussion and Analysis—Elements of Compensation and Compensation Decisions—Annual Cash Bonus.”

(6)
We do not provide any of our executives with any above-market or preferential earnings on non-qualified deferred compensation.

KYNDRYL 2022 PROXY STATEMENT | 59

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
(7)
Amounts shown in this column include the following for 2021: for Messrs. Schroeter, Keinan and Sebold, 401(k) matching contributions by IBM of  $8,061, $13,591 and $14,500, respectively and 401(k) automatic contributions by IBM of  $2,900; for Messrs. Schroeter, Keinan and Sebold and Ms. Charbonnier, 401(k) matching contributions by Kyndryl of  $9,339, $3,809, $2,900 and $11,019, respectively; for Mr. Sebold, matching contributions by IBM to the IBM Excess Plan of  $20,371; for Messrs. Schroeter, Keinan and Sebold, automatic contributions by IBM to the IBM Excess Plan of  $8,636, $2,282 and $4,074, respectively; for Mr. Sebold, matching contributions by us to the Kyndryl Excess Plan of  $5,556; and for Messrs. Schroeter, Keinan and Sebold, automatic contributions by us to the Kyndryl Excess Plan of  $1,667, $1,333 and $1,111, respectively.

Amounts shown in this column also include the following perquisites for 2021: For Mr. Schroeter, personal financial planning, ground transportation, personal use of aircraft and participation in an IBM company-sponsored event; for Mr. Keinan, personal financial planning and ground transportation; and for Mr. Sebold, personal financial planning.
The aggregate incremental cost to the Company of Mr. Schroeter’s personal use of company-provided aircraft reported above is based on IBM’s actual invoiced amount from a third-party provider for the variable costs incurred on each trip. Since the aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as management fees. Mr. Schroeter did not have any personal use of a Company-provided aircraft between the completion of the Spin-off and the end of 2021. Mr. Schroeter’s personal travel on Company-provided aircraft is limited to an aggregate incremental cost to the Company not to exceed $200,000 per year. In addition to the above, on certain occasions, an executive’s spouse or other family member may accompany the executive on a flight when such person is invited to attend the event for appropriate business purposes.
The aggregate incremental cost to IBM and the Company, as applicable, of Mr. Schroeter’s and Mr. Keinan’s personal use of company-provided ground transportation is calculated, for use of a company-leased car and company driver, by multiplying the variable rate by the applicable driving time. The variable rate includes a driver’s salary and overtime payments, plus a cost per mile calculation based on fuel and maintenance expense. For use of an authorized car service, the incremental cost is the full cost to the company for such service.
(8)
To supplement the SEC-required disclosure in the Summary Compensation Table, we have included this additional column, “Adjusted Total (Excluding One-Time Awards),” to the right of the Summary Compensation Table. The additional column, “Adjusted Total (Excluding One-Time Awards),” reflects the “Total” excluding the following one-time awards and compensation items: for Mr. Schroeter, his Partial-Year 2021 Bonus and his Launch Awards; for Mr. Wyshner, his Partial-Year 2021 Bonus, the make-whole RRSU award granted to him by IBM and his Launch Awards; for Mr. Keinan, his sign-on bonus, his Partial-Year 2021 Bonus and his Launch Awards; for Mr. Sebold, his Partial-Year 2021 Bonus, his Launch Awards and the incremental fair value in connection with the conversion of his IBM equity awards; and for Ms. Charbonnier, her sign-on bonus, her Partial-Year 2021 Bonus, the make-whole RRSU award granted to her by IBM and her Launch Awards. Sign-on bonus and Partial-Year 2021 Bonus amounts are set forth in the “Bonus” column of the Summary Compensation Table. The grant date fair values of the make-whole RRSU awards and the Launch PSU, RSU and option awards comprising the Launch Awards, as well as the aggregate incremental fair values in connection with the conversion of Mr. Sebold’s equity awards, are set forth in the “Grants of Plan-Based Awards in 2021” table below. Amounts reported in the “Adjusted Total (Excluding One-Time Awards)” column differ substantially from the amounts determined under SEC rules as reported in the “Total” column, and are not a substitute for “Total Compensation” as determined under SEC rules.

60 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Grants of Plan-Based Awards in 2021
The following table sets forth grants of plan-based awards to the NEOs during the fiscal year that ended December 31, 2021, including equity and non-equity awards granted to our NEOs by IBM prior to the Spin-off. Equity awards originally granted by IBM under IBM’s equity compensation plan were converted to Kyndryl awards under the LTPP in connection with the Spin-off with vesting dates consistent with the original awards from IBM and are presented on an as-converted basis.
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards(5) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(6) ($)
Name	Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Martin Schroeter
		Transaction Bonus		2,000,000
	2/1/2021(2)	IBM PSU					374,647					10,033,047
	12/16/2021(3)	Launch PSU				152,170	304,339	608,678				4,607,692
	12/16/2021	Launch RSU							236,693			4,208,402
	12/16/2021	Launch Option								642,047	17.78	4,198,987
David Wyshner
		Transaction Bonus		975,000
	10/1/2021(2)	IBM PSU					129,775					4,122,952
	10/1/2021(4)	IBM RRSU							113,554			3,607,611
	12/16/2021(3)	Launch PSU				57,970	115,939	231,878				1,755,316
	12/16/2021	Launch RSU							90,169			1,603,205
	12/16/2021	Launch Option								244,590	17.78	1,599,619
Elly Keinan
		Transaction Bonus		1,600,000
	4/1/2021(2)	IBM PSU					198,168					5,893,516
	12/16/2021(3)	Launch PSU				110,142	220,284	440,568				3,335,100
	12/16/2021	Launch RSU							171,321			3,046,087
	12/16/2021	Launch Option								464,720	17.78	3,039,269
Edward Sebold
		Transaction Bonus		833,333
	5/3/2021(2)	IBM PSU					32,917					1,064,207
	12/16/2021(3)	Launch PSU				21,739	43,477	86,954				658,242
	12/16/2021	Launch RSU							33,814			601,213
	12/16/2021	Launch Option								91,721	17.78	599,855
	11/3/2021(7)	Equity Conversion— IBM PSU							3,558			1,638
	11/3/2021(7)	Equity Conversion— IBM PSU							4,708			9,053
	11/3/2021(8)	Equity Conversion— IBM RSU							963			1,170
	11/3/2021(8)	Equity Conversion— IBM RSU							2,659			5,134
	11/3/2021(8)	Equity Conversion— IBM RSU							4,363			11,557
	11/3/2021(9)	Equity Conversion— IBM RRSU							4,936			13,082
KYNDRYL 2022 PROXY STATEMENT | 61

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards(5) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(6) ($)
Name	Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Maryjo Charbonnier
		Transaction Bonus		770,000
	8/2/2021(2)	IBM PSU					31,445					998,064
	8/2/2021(4)	IBM RRSU							22,012			698,661
	12/16/2021(3)	Launch PSU				14,493	28,985	57,970				438,833
	12/16/2021	Launch RSU							22,543			400,815
	12/16/2021	Launch Option								61,148	17.78	399,908
(1)
Reflects the possible payout under the Transaction Bonus awarded to the NEO by IBM. The amount paid out is included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)
Reflects the PSU award granted to the NEO by IBM. The PSUs were converted to Kyndryl RSUs in connection with the Spin-off. In the case of Messrs. Schroeter and Keinan, if, as of the closing of the Spin-off, the IBM PSU Share Value of his PSU award was less than the PSU target grant value by $50,000 or more, then immediately after the closing of the Spin-off, provided that the applicable performance criteria had been met or excused, such NEO would have received an RSU award with respect to a number of Kyndryl shares with a fair market value equal to the difference between such PSU target grant value and the IBM PSU Share Value. Because the IBM PSU Share Value exceeded the target value of their PSU awards as of the closing of the Spin-off no RSU awards were issued to Messrs. Schroeter and Keinan.

(3)
Reflects the Launch PSU award granted to the NEO as part of the Launch Awards. Amounts reported in the “Threshold” column assume that 50% of the target PSUs will vest and amounts reported in the “Maximum” column assume that 200% of the target PSUs will vest.

(4)
Reflects the sign-on RRSU award granted to the NEO by IBM. The RRSUs were converted to Kyndryl RSUs in connection with the Spin-off.

(5)
The stock options have an exercise price per share equal to the closing price of the Company’s common stock as reported on the NYSE on the day immediately prior to the date of grant.

(6)
Computed in accordance with Topic 718 using the assumptions discussed under “Stock-Based Compensation” in Note 1 to the financial statements for the fiscal year ended December 31, 2021 included in the 2021 10-K.

(7)
The amount shown reflects the incremental compensation expense associated with the conversion of the outstanding IBM PSU award granted prior to 2021 into a Kyndryl RSU award in connection with the Spin-off.

(8)
The amount shown reflects the incremental compensation expense associated with the conversion of the outstanding IBM RSU award granted prior to 2021 into a Kyndryl RSU award in connection with the Spin-off.

(9)
The amount shown reflects the incremental compensation expense associated with the conversion of the outstanding IBM RRSU award granted prior to 2021 into a Kyndryl RSU award in connection with the Spin-off.

62 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in 2021 Table

Offer Letters with Our NEOs
We have no multi-year employment agreements with our NEOs. In 2021, IBM entered into offer letters with each of Mr. Schroeter, Mr. Wyshner, Mr. Keinan and Ms. Charbonnier setting forth the initial terms of their compensation, which we assumed in connection with the Spin-off.
CEO OFFER LETTER
On January 2, 2021, IBM entered into an offer letter with Mr. Schroeter, which became effective when he was hired on January 15, 2021. The offer letter provides that Mr. Schroeter will serve as our Chief Executive Officer and for such service is entitled to:
•
an annual base salary of  $1,000,000, prorated for 2021 based on Mr. Schroeter’s actual service during such year;

•
a $2,000,000 transaction bonus (the terms of which are set forth under “Compensation Discussion and Analysis—Elements of Compensation and Compensation Decisions—Annual Cash Bonus—Prior to the Spin-off”); and

•
a new-hire PSU award of  $10,500,000 in target value.

—PSU Terms
Mr. Schroeter’s new-hire PSU award was granted on February 1, 2021, and became eligible to vest when (i) the Spin-off was completed as envisioned by January 1, 2023, and (ii) immediately following the closing of the Spin-off, Mr. Schroeter accepted employment as our Chief Executive Officer. Once the performance criteria were achieved, the PSU award vests 33% on the six-month anniversary of the Spin-off closing date, 33% on the first anniversary of the Spin-off closing date and 34% on the second anniversary of the Spin-off closing date, subject to continued employment on such dates (except as provided below). In addition, if for strategic business reasons, IBM formally announced it would not complete the Spin-off or if we were sold to another buyer, and IBM’s Chief Executive Officer determined that such announcement or sale was not made as a result of Mr. Schroeter’s performance in moving the Spin-off to closure, then Mr. Schroeter would still have been eligible to receive the PSUs on the six-month, first and second anniversaries of  (i) the announcement not to complete the Spin-off or (ii) the closing of the sale to another buyer (in the case of a sale, also if Mr. Schroeter was not selected to become our Chief Executive Officer or was selected to become the Chief Executive Officer, but declined the offer), as applicable. Furthermore, if Mr. Schroeter’s employment was terminated without Cause (as defined under “Potential Payments upon Termination or Change in Control”) prior to the Spin-off or the sale to a third party, or if the Spin-off was completed and Kyndryl’s offer of employment was not comparable in the aggregate to the terms of his offer letter (including with respect to annual salary, bonus and equity awards) or our Board did not appoint Mr. Schroeter as Chairman of our Board, then Mr. Schroeter would have still been eligible to receive the PSUs on the six-month, first and second anniversaries of the termination date. If, other than by death or disability, the performance conditions were not met for any other reason by January 1, 2023, the PSUs would have been canceled. Upon Mr. Schroeter’s death or disability, the PSU award will remain eligible to vest in accordance with its terms and would have vested if the Spin-off did not occur as envisioned by January 1, 2023.
If, as of the closing of the Spin-off, the IBM PSU Share Value of Mr. Schroeter’s PSU award was less than $10,500,000 by $50,000 or more, then immediately after the closing of the Spin-off, provided that the applicable performance criteria had been met or excused, Mr. Schroeter would have received an RSU award with respect to the number of shares of Kyndryl common stock with a value on the date of grant equal to the difference between $10,500,000 and the IBM PSU Share Value, with such RSUs vesting on the same schedule as the PSU award. If the Spin-off did not occur and we were instead sold to another buyer and as of the sale date the IBM PSU Share Value of Mr. Schroeter’s PSU award was less than $10,500,000 by $50,000 or more, and
KYNDRYL 2022 PROXY STATEMENT | 63

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Mr. Schroeter accepted employment with the buyer, then the buyer would have granted an RSU award, or substantially equivalent cash or equity-based award in an affiliate of the buyer, with a value equal to the difference between $10,500,000 and the IBM PSU Share Value, with the award vesting on the same schedule as the PSU award.
CFO OFFER LETTER
On July 25, 2021, IBM entered into an offer letter with Mr. Wyshner which became effective on September 9, 2021. The offer letter provides that Mr. Wyshner will serve as our Chief Financial Officer and for such service is entitled to:
•
an annual base salary of  $780,000, prorated for 2021 based on Mr. Wyshner’s actual service during such year;

•
a $975,000 transaction bonus (the terms of which are set forth under “Compensation Discussion and Analysis—Elements of Compensation and Compensation Decisions— Annual Cash Bonus—Prior to the Spin-off”);

•
a new-hire PSU award of  $4,000,000 in target value; and

•
a sign-on equity RRSU award of  $3,500,000 in planned value (the terms of which are set forth under “Compensation Discussion and Analysis—Elements of Compensation and Compensation Decisions—Long-Term Incentives—Prior to the Spin-off”).

—PSU Terms
Mr. Wyshner’s new-hire PSU award was granted on October 1, 2021, and became eligible to vest when (i) the Spin-off was completed as envisioned by January 1, 2023, and (ii) immediately following the closing of the Spin-off, Mr. Wyshner accepted employment as our Chief Financial Officer. Once the performance criteria were achieved, the PSU award vests 33% on the six-month anniversary of the Spin-off closing date, 33% on the first anniversary of the Spin-off closing date and 34% on the second anniversary of the Spin-off closing date, subject to continued employment on such dates (except as provided below). In addition, if for strategic business reasons, IBM formally announced it would not complete the Spin-off or if we were sold to another buyer, and IBM’s Chief Executive Officer determined that such announcement or sale was not made as a result of Mr. Wyshner’s performance in moving the Spin-off to such closure, then Mr. Wyshner would still have been eligible to receive the PSUs on the six-month, first and second anniversaries of  (i) the announcement not to complete the Spin-off or (ii) the closing of the sale to another buyer (in the case of a sale, also if Mr. Wyshner was not selected to become our Chief Financial Officer or a substantially comparable role), as applicable. Furthermore, if Mr. Wyshner’s employment was terminated without Cause prior to the Spin-off or the sale to a third party, or if the Spin-off was completed and our offer of employment was not comparable in the aggregate to the terms of his offer letter (including with respect to annual salary, bonus and equity awards or Mr. Wyshner was not selected to become our Chief Financial Officer or a substantially comparable role), then Mr. Wyshner would still have been eligible to receive the PSUs on the six-month, first and second anniversaries of the termination date. If, other than by death or disability, the performance conditions were not met for any other reason by January 1, 2023, the PSUs would have been canceled. Upon Mr. Wyshner’s death or disability, the PSU award will remain eligible to vest in accordance with its terms and would have vested if the Spin-off did not occur as envisioned by January 1, 2023.
GROUP PRESIDENT OFFER LETTER
On March 1, 2021, IBM entered into an offer letter with Mr. Keinan which became effective on March 8, 2021. The offer letter provides that Mr. Keinan will serve as our Group President and for such service is entitled to:
•
an annual base salary of  $800,000, prorated for 2021 based on Mr. Keinan’s actual service during such year;

•
a $1,600,000 transaction bonus (the terms of which are set forth under “Compensation Discussion and Analysis—Elements of Compensation and Compensation Decisions—Annual Cash Bonus—Prior to the Spin-off”);

64 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
•
a new-hire equity PSU award of  $5,600,000 in target value; and

•
a $2,000,000 sign-on bonus (the terms of which are set forth under “Compensation Discussion and Analysis—Elements of Compensation and Compensation Decisions—Other Compensation—Sign-on Bonuses”).

—PSU Terms
Mr. Keinan’s new-hire PSU award was granted on April 1, 2021, and became eligible to vest when (i) the Spin-off was completed as envisioned by January 1, 2023, and (ii) immediately following the closing of the Spin-off, Mr. Keinan accepted employment as our Group President. Once the performance criteria were achieved, the PSU award vests 33% on the six-month anniversary of the Spin-off closing date, 33% on the first anniversary of the Spin-off closing date and 34% on the second anniversary of the Spin-off closing date, subject to continued employment on such dates (except as provided below). In addition, if for strategic business reasons, IBM formally announced it would not complete the Spin-off or if we were sold to another buyer, and IBM’s Chief Executive Officer determined that such announcement or sale was not made as a result of Mr. Keinan’s performance in moving the Spin-off to such closure, then Mr. Keinan would still have been eligible to receive the PSUs on the six-month, first and second anniversaries of  (i) the announcement not to complete the Spin-off or (ii) the closing of the sale to another buyer (in the case of a sale, also if Mr. Keinan was not selected to become our Group President or a substantially comparable role), as applicable. Furthermore, if Mr. Keinan’s employment was terminated without Cause prior to the Spin-off or the sale to a third party, or if the Spin-off was completed and our offer of employment was not comparable in the aggregate to the terms of his offer letter (including with respect to annual salary, bonus and equity awards), then Mr. Keinan would still have been eligible to receive the PSUs on the six-month, first and second anniversaries of the termination date. If, other than by death or disability, the performance conditions were not met for any other reason by January 1, 2023, the PSUs would have been canceled. Upon Mr. Keinan’s death or disability, the PSU award will remain eligible to vest in accordance with its terms and would have vested if the Spin-off did not occur as envisioned by January 1, 2023.
If, as of the closing of the Spin-off, the IBM PSU Share Value of Mr. Keinan’s PSU award was less than $5,600,000 by $50,000 or more, then immediately after the closing of the Spin-off, provided that the applicable performance criteria had been met or excused, Mr. Keinan would have received an RSU award with respect to the number of shares of Kyndryl common stock with a value on the date of grant equal to the difference between $5,600,000 and the IBM PSU Share Value, with such RSUs vesting on the same schedule as the PSU award. If the Spin-off did not occur and we were instead sold to another buyer and as of the sale date the IBM PSU Share Value of Mr. Keinan’s PSU award was less than $5,600,000 by $50,000 or more, and Mr. Keinan accepted employment with the buyer, then the buyer would have granted an RSU award or substantially equivalent cash or equity-based award in an affiliate of the buyer, with a value equal to the difference between $5,600,000 and the IBM PSU Share Value, with the award vesting on the same schedule as the PSU award.
CHIEF HUMAN RESOURCES OFFICER OFFER LETTER
On May 28, 2021, IBM entered into an offer letter with Ms. Charbonnier which became effective on July 6, 2021. The offer letter provides that Ms. Charbonnier will serve as our Chief Human Resources Officer and for such service is entitled to:
•
an annual base salary of  $615,000, prorated for 2021 based on Ms. Charbonnier’s actual IBM start date during such year;

•
a $770,000 transaction bonus (the terms of which are set forth under “Compensation Discussion and Analysis—Elements of Compensation and Compensation Decisions—Annual Cash Bonus—Prior to the Spin-off”);

•
a new-hire equity PSU award of  $1,000,000 in target value;

•
a sign-on equity RRSU award of  $700,000 in planned value (the terms of which are set forth under “Compensation Discussion and Analysis—Elements of Compensation and Compensation Decisions—Long-Term Equity Incentives—Prior to the Spin-off”); and

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•
a $875,000 sign-on bonus (the terms of which are set forth under “Compensation Discussion and Analysis—Elements of Compensation and Compensation Decisions—Other Compensation—Sign-on Bonuses”).

—PSU Terms
Ms. Charbonnier’s new-hire PSU award was granted on August 1, 2021, and became eligible to vest when (i) the Spin-off was completed as envisioned by January 1, 2023, and (ii) immediately following the closing of the Spin-off, Ms. Charbonnier accepted employment as our Chief Human Resources Officer. Once the performance criteria were achieved, the PSU award vests 33% on the six-month anniversary of the Spin-off closing date, 33% on the first anniversary of the Spin-off closing date and 34% on the second anniversary of the Spin-off closing date, subject to continued employment on such dates (except as provided below). In addition, if for strategic business reasons, IBM formally announced it would not complete the Spin-off or if we were sold to another buyer, and IBM’s Chief Executive Officer determined that such announcement or sale was not made as a result of Ms. Charbonnier’s performance in moving the Spin-off to such closure, then Ms. Charbonnier would still have been eligible to receive the PSUs on the six-month, first and second anniversaries of  (i) the announcement not to complete the Spin-off or (ii) the closing of the sale to another buyer (in the case of a sale, also if Ms. Charbonnier was not selected to become our Chief Human Resources Officer or a substantially comparable role), as applicable. Furthermore, if Ms. Charbonnier’s employment was terminated without Cause prior to the Spin-off or the sale to a third party, if the Spin-off was completed and our offer of employment was not comparable in the aggregate to the terms of her offer letter (including with respect to annual salary, bonus and equity awards) or the Spin-off was completed and her geographic location was greater than 50 miles from her work location, then Ms. Charbonnier would still have been eligible to receive the PSUs on the six-month, first and second anniversaries of the termination date. If, other than by death or disability, the performance conditions were not met for any other reason by January 1, 2023, the PSUs would have been canceled. Upon Ms. Charbonnier’s death or disability, the PSU award will remain eligible to vest in accordance with its terms and would have vested if the Spin-off did not occur as envisioned by January 1, 2023.
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Outstanding Equity Awards at December 31, 2021
The following table sets forth the number of securities underlying outstanding equity awards for each of our NEOs as of December 31, 2021. The information set forth below with respect to outstanding equity awards made by IBM prior to the Spin-off reflect the conversion of such awards in connection with the Spin-off.
		Option Awards(1)(2)				Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(13) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(13) ($)
Martin Schroeter	2/1/2021(3)					374,647	6,781,111
	12/16/2021(4)					236,693	4,284,143
	12/16/2021(5)							152,170	2,754,277
	12/16/2021	—	642,047	17.78	12/16/2031
David Wyshner	10/1/2021(6)					113,554	2,055,327
	10/1/2021(3)					129,775	2,348,928
	12/16/2021(4)					90,169	1,632,059
	12/16/2021(5)							57,970	1,049,257
	12/16/2021	—	244,590	17.78	12/16/2031
Elly Keinan	4/1/2021(3)					198,168	3,586,841
	12/16/2021(4)					171,321	3,100,910
	12/16/2021(5)							110,142	1,993,570
	12/16/2021	—	464,720	17.78	12/16/2031
Edward Sebold	6/8/2018(7)					963	17,430
	6/7/2019(8)					2,659	48,128
	6/8/2020(9)					4,708	85,215
	6/8/2020(10)					4,363	78,970
	6/3/2019(11)					4,936	89,342
	5/3/2021(3)					32,917	595,798
	12/16/2021(4)					33,814	612,033
	12/16/2021(5)							21,739	393,476
	12/16/2021	—	91,721	17.78	12/16/2031
Maryjo Charbonnier	8/2/2021(12)					22,012	398,417
	8/2/2021(3)					31,445	569,155
	12/16/2021(4)					22,543	408,028
	12/16/2021(5)							14,493	262,323
	12/16/2021	—	61,148	17.78	12/16/2031
(1)
Stock options vest in four equal annual installments beginning on the anniversary of the grant date.

(2)
For information on vesting upon specified termination events or a change in control, see “Potential Payments upon Termination or Change in Control.”

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(3)
These RSUs vest as follows: 33% on May 3, 2022; 33% of November 3, 2022; and 34% on November 3, 2023.

(4)
These RSUs vest in four equal annual installments beginning on the anniversary of the grant date.

(5)
The number of shares reflected for each of the NEOs represents the threshold number of shares that may be earned under the Launch PSU awards. We have reflected the threshold number of shares for each of the NEOs because our performance as of December 31, 2021 was below threshold. The actual number of shares that will be distributed with respect to the Launch PSU awards is not yet determinable. The Launch PSU awards vest in proportion to actual performance over the three-year performance period ending on December 16, 2024. See the description of the Launch PSU awards in “Compensation Discussion and Analysis—Elements of Compensation and Compensation Decisions—Long-Term Equity Incentives—After the Spin-off—Launch Awards.”

(6)
These RRSUs vest in three installments as follows: 8,108 on October 1, 2022, 8,113 on October 1, 2023, and 97,333 on October 1, 2024.

(7)
These RSUs vest on June 8, 2022.

(8)
These RSUs vest in substantially equal installments on June 7, 2022 and June 7, 2023.

(9)
These RSUs vest in full on December 31, 2022.

(10)
These RSUs vest as follows: 33% on June 8, 2022, 33% on June 8, 2023, and 34% on June 8, 2024.

(11)
These RRSUs vest in full on June 3, 2023.

(12)
These RRSUs vest in full on August 2, 2023.

(13)
The market value is based on the closing price on the NYSE of our common stock on December 31, 2021, the last trading day of 2021 ($18.10), multiplied by the number of outstanding shares.

Option Exercises and Stock Vested in 2021
The following table provides information regarding RSUs that vested during 2021 for our NEOs. Our NEOs did not exercise any options during 2021.
Stock Awards
Name	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Martin Schroeter(3)	—	—
David Wyshner	—	—
Elly Keinan(3)	—	—
Edward Sebold	3,558	64,400
Maryjo Charbonnier	—	—

(1)
The shares acquired on vesting represent RSUs that vested on December 31, 2021.

(2)
The value realized on vesting is based on the closing price of our common stock on the NYSE on the vesting date. If vesting occurs on a day on which the NYSE is closed, the value realized on vesting is based on the closing price on the last trading day prior to the vesting date.

(3)
This table does not include Kyndryl RSUs that vested during 2021 and that relate to equity awards granted to Messrs. Schroeter and Keinan prior to their respective retirements from IBM which, upon their respective retirements, remained outstanding and subject to vesting as if they had been employed by IBM on each applicable vesting date.

Pension Benefits in 2021
During 2021, no NEOs participated in either a tax-qualified or non-qualified defined benefit plan sponsored by the Company.
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Non-Qualified Deferred Compensation for 2021
The following table provides information regarding contributions, earnings and balances for our NEOs under the Kyndryl Excess Plan, as well as under the IBM Excess 401(k) Plus Plan, in which they participated in 2021 and maintain balances, but to which they may not make further contributions. Under each of the plans, deferred account balances are fully vested at all times. In addition, neither plan provides any opportunity for above-market or preferential earnings, nor does either plan provide any minimum internal rate of return. Additionally, the Kyndryl Excess Plan and the IBM Excess 401(k) Plus Plan do not permit “hardship” withdrawals. The Kyndryl Excess Plan and the IBM Excess 401(k) Plus Plan are not funded, and plan participants have only an unsecured contractual commitment by the applicable company to pay amounts owed under each plan. Each of these plans is further described below.
Name		Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Martin Schroeter(4)	Kyndryl Excess Plan	—	1,667	—	—	1,667
	IBM Excess 401(k) Plus Plan	—	8,636	3,303	2,784,000	8,723
David Wyshner	Kyndryl Excess Plan	—	—	—	—	—
	IBM Excess 401(k) Plus Plan	—	—	—	—	—
Elly Keinan(4)	Kyndryl Excess Plan	—	1,333	—	—	1,333
	IBM Excess 401(k) Plus Plan	—	2,282	35	—	2,316
Edward Sebold	Kyndryl Excess Plan	33,139	6,667	266	—	40,072
	IBM Excess 401(k) Plus Plan	150,555	24,445	246,316	—	1,889,730
Maryjo Charbonnier	Kyndryl Excess Plan	—	—	—	—	—
	IBM Excess 401(k) Plus Plan	—	—	—	—	—

(1)
The amounts in this column are reported as compensation for fiscal 2021 in the “Base Salary” column of the Summary Compensation Table.

(2)
Represents the amount of the automatic and/or matching contribution made by us in accordance with the Kyndryl Excess Plan or the amount of the automatic contribution and/or matching contribution made by IBM in accordance with IBM’s Excess 401(k) Plus Plan, as applicable. Matching contributions are reported for the year in which the compensation against which the applicable deferral election is applied has been earned (regardless of whether such matching contribution is actually credited to the NEO’s non-qualified deferred compensation account in that year or the following year). The amounts in this column are reported as compensation for fiscal 2021 in the “All Other Compensation” column of the Summary Compensation Table.

(3)
Amounts in this column are not reported as compensation for fiscal 2021 in the Summary Compensation Table since they do not reflect above-market or preferential earnings.

(4)
This table does not include Kyndryl RSUs that relate to equity awards granted to Messrs. Schroeter and Keinan prior to their respective retirements from IBM and which, upon their respective retirements, remained outstanding and subject to vesting as if they had been employed by IBM on each applicable vesting date.

IBM Excess 401(k) Plus Plan
IBM maintains the IBM Excess 401(k) Plus Plan (IBM Excess Plan), in which each of our NEOs other than Mr. Wyshner and Ms. Charbonnier participated in 2021. Under the IBM Excess Plan, an eligible employee may elect to defer up to 80% of salary and eligible performance pay, which includes annual incentive program payments. In both cases, the deferral elections must be made prior to the year in which the deferred amounts are earned. Only Mr. Sebold was eligible to elect any deferrals under the IBM Excess Plan in 2021.
For eligible participants who defer salary or eligible performance pay under the IBM Excess Plan, IBM credits matching contributions to their accounts. For Mr. Sebold, who was the only NEO eligible for a matching
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contribution in 2021, IBM’s matching contribution to his account equaled 5% of the sum of  (i) the amount he elected to defer under the IBM Excess Plan and (ii) his eligible compensation after reaching the compensation limits in the Code.
IBM also credits automatic contributions to the accounts of eligible participants including, in 2021, Messrs. Schroeter, Keinan and Sebold. Mr. Wyshner and Ms. Charbonnier were not eligible for automatic contributions in 2021. In each case, the automatic contributions were equal to 1% of the sum of  (i) the amount the participant elected to defer under the IBM Excess Plan and (ii) the participant’s eligible compensation after reaching the compensation limits in the Code.
Deferrals under the IBM Excess Plan may be allocated among 34 notional investment choices, each of which replicates the performance of the comparable investment funds in the IBM 401(k) Plan. For Messrs. Schroeter, Keinan and Sebold, their transfer to Kyndryl in connection with the Spin-off did not trigger a distribution of the amounts in their accounts in the IBM Excess Plan. Rather, upon their separation of service from Kyndryl, they will receive a distribution of the amounts in their accounts in a lump sum or installments based upon their distribution election. Mr. Schroeter’s account under the IBM Excess Plan was distributed to him in February 2021 in connection with his separation of service from IBM in 2020.

Kyndryl Excess Plan
In connection with the Spin-off, we adopted the Kyndryl Excess Plan, a nonqualified deferred compensation plan that, starting in 2022, offers eligible employees an opportunity to defer up to 80% of their eligible compensation (including base and performance pay, but not any non-recurring compensation) in excess of the limits imposed by the Code under the Kyndryl 401(k) Plan.
Employees are eligible to participate in the Kyndryl Excess Plan in 2022 if they (i) were hired as an executive or promoted to an executive position by Kyndryl after September 1, 2021 and prior to November 15, 2021 or (ii) directly transferred from IBM to Kyndryl and either (a) made elective deferrals under the IBM Excess plan for the 2021 plan year or (b) were hired as an executive by IBM between November 15, 2020 and September 1, 2021. Each of the NEOs is eligible to participate in the Kyndryl Excess Plan.
For certain eligible employees that transferred from IBM, including Messrs. Schroeter, Keinan and Sebold and Ms. Charbonnier, we will make an annual automatic contribution to the Kyndryl Excess Plan equal to 6% of their eligible pay in excess of the limits under the Code.
With respect to participants in the IBM Excess Plan who became participants in the Kyndryl Excess Plan in 2021, including Messrs. Schroeter, Keinan and Sebold, the applicable deferral elections and automatic and matching contributions that would have applied under the IBM Excess Plan for the remainder of 2021 following the Spin-off instead applied to the Kyndryl Excess Plan. However, the Kyndryl Excess Plan will not provide for matching contributions commencing in 2022. Distributions are made following death (in a lump sum) or following a separation from service (in a lump sum or installments, based on the employee’s distribution election), subject to certain exceptions for compliance with Section 409A of the Code.
Deferrals under the Kyndryl Excess Plan may be allocated among hypothetical investment options that mirror the investment options available under our qualified Kyndryl 401(k) Plan.
Messrs. Schroeter, Keinan and Sebold were the only NEOs who had balances under the Kyndryl Excess Plan as of December 31, 2021.
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Potential Payments upon Termination or Change in Control
The following table describes the potential payments and benefits under the Company’s compensation and benefit plans and contractual agreements to which the NEOs would have been entitled if a termination of employment or change in control occurred on the last business day of fiscal 2021. The only agreements, arrangements or plans that entitle the NEOs to severance, perquisites or other enhanced benefits upon termination of their employment or a change in control are:
•
the Severance Plan; and

•
the terms of the NEOs’ equity awards.

The amounts shown in the table do not include:
•
payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the NEOs; and

•
distributions of previously vested plan balances under the Kyndryl 401(k) Plan, the Kyndryl Excess Plan and the IBM Excess Plan (see “—Non-Qualified Deferred Compensation for 2021” above for information about the Kyndryl Excess Plan and the IBM Excess Plan).

Potential Payments to NEOS upon Termination of Employment or Change in Control Table
Name		Termination without Cause ($)	Qualifying Termination following a Change in Control ($)	Qualifying Retirement ($)	Disability ($)	Death ($)
Martin Schroeter	Cash Severance Payment(1)	4,000,000	8,000,000	—	—	—
	Acceleration of Equity Awards(2)	205,455	16,779,245	11,270,709	16,779,245	16,779,245
	Value of Continuing Benefits(3)	46,708	46,708	—	—	—
	Outplacement Benefit(4)	4,500	4,500	—	—	—
	Total	4,256,663	24,830,453	11,270,709	16,779,245	16,779,245
David Wyshner	Cash Severance Payment(1)	2,145,000	3,607,500	—	—	—
	Acceleration of Equity Awards(2)	—	8,213,079	—	8,213,079	8,213,079
	Value of Continuing Benefits(3)	38,207	38,207	—	—	—
	Outplacement Benefit(4)	4,500	4,500	—	—	—
	Total	2,187,707	11,863,286	—	8,213,079	8,213,079
Elly Keinan	Cash Severance Payment(1)	2,800,000	5,200,000	—	—	—
	Acceleration of Equity Awards(2)	148,710	10,823,602	6,836,461	10,823,602	10,823,602
	Value of Continuing Benefits(3)	26,595	26,595	—	—	—
	Outplacement Benefit(4)	4,500	4,500	—	—	—
	Total	2,979,805	16,054,697	6,836,461	10,823,602	10,823,602
Edward Sebold	Cash Severance Payment(1)	1,833,334	3,083,333	—	—	—
	Acceleration of Equity Awards(2)	—	2,343,200	—	2,343,200	2,343,200
	Value of Continuing Benefits(3)	33,470	33,470	—	—	—
	Outplacement Benefit(4)	4,500	4,500	—	—	—
	Total	1,871,304	5,464,503	—	2,343,200	2,343,200
Maryjo Charbonnier	Cash Severance Payment(1)	1,692,500	2,847,500	—	—	—
	Acceleration of Equity Awards(2)	—	1,919,796	—	1,919,796	1,919,796
	Value of Continuing Benefits(3)	1,946	1,946	—	—	—
	Outplacement Benefit(4)	4,500	4,500	—	—	—
	Total	1,698,946	4,773,742	—	1,919,796	1,919,796

(1)
Cash Severance Payments:

•
Under the Severance Plan, as described more fully below, each NEO is entitled to cash severance in the event of a termination without Cause or, solely following a Change in Control, with Good Reason, subject to certain conditions;

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•
The amounts of the cash severance payments included in the table assume that there is no notice period prior to the termination without Cause; and

•
The cash severance payments included in the table assume there would be no cutback of payments to avoid subjecting the NEOs to an excise tax under Section 280G of the Code.

(2)
Acceleration of Equity Awards:

•
The values under “Acceleration of Equity Awards” are presented as the sum of the values as of the last business day of 2021 of the additional benefit from the acceleration of vesting, if any, of RSUs, stock options and performance shares that would have occurred as a result of termination under the different circumstances presented.

•
The value of accelerated stock options, for purposes of this table, was determined by subtracting the exercise price of the original stock option from the closing stock price on the NYSE of  $18.10 at December 31, 2021, and multiplying the result, if a positive number (in-the-money), by the number of option shares that would vest as a result of termination.

•
With respect to Messrs. Schroeter and Keinan, a termination without cause would constitute a “qualifying LTPP retirement” as described under “—Treatment of Outstanding Equity Awards in the Event of Certain Qualifying Terminations” below.

(3)
Value of Continuing Benefits:

•
Reflects the cost of providing continued group health coverage (on the same basis as actively employed employees of the Company), for a period of 24 months in the case of Mr. Schroeter or 18 months in the case of each of the other NEOs, assuming 2021 rates; and

•
The amounts included in the table assume that there is no notice period prior to the termination without Cause.

(4)
Reflects the estimated cost of six months of outplacement services.

Severance Plan
The Severance Plan provides for payment of severance and other benefits to eligible executives, including the NEOs, in the event of a termination of employment with the Company without Cause (as that term is defined in the LTPP and as set forth below) or, solely in connection with a change in control, with Good Reason (as defined below, and each of a termination without Cause and a termination with Good Reason, a covered termination), in each case, subject to the executive’s (i) execution and non-revocation of a general release of claims in favor of the Company, (ii) execution of a two-year noncompetition and non-solicitation agreement and (iii) continued compliance with the executive’s Agreement Regarding Confidential Information and Intellectual Property with the Company. The Severance Plan also provides for continued vesting of certain equity awards upon a “qualifying retirement” (as defined below).
In the event of a covered termination, in addition to certain accrued obligations, as of December 31, 2021, the Severance Plan provided for the following payments and benefits to the NEOs:
•
a lump-sum pro-rata bonus for the year of termination, based on actual performance;

•
continued payment over a 24-month period in the case of Mr. Schroeter, or an 18-month period in the case of each of the other NEOs, of such NEO’s base salary, in each case inclusive of any notice period;

•
continued health insurance coverage, or reimbursement of premiums for coverage, at substantially the same level as provided immediately prior to such termination, at the same cost as generally provided to similarly situated active Company employees, for a period of 24 months for Mr. Schroeter or 18 months for each of the other NEOs (the welfare benefit), in each case inclusive of any notice period; and

•
payment of, or reimbursement for, six months of outplacement services (the outplacement benefit).

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Notwithstanding the foregoing, in the event such covered termination occurs within the 24-month period following a change in control (as defined in the LTPP), in addition to certain accrued obligations, the Severance Plan provides for the following payments and benefits to the NEOs:
•
a lump-sum pro-rata bonus for the year of termination, based on target performance;

•
a lump-sum cash severance amount equal to the sum of the NEO’s annual base salary and target annual bonus amount times the multiplier applicable to such executive (which is 2.0 for Mr. Schroeter and 1.5 for each of the other NEOs);

•
the welfare benefit; and

•
the outplacement benefit.

In addition, the Severance Plan provides that, upon a termination in connection with a “qualifying retirement,” subject to the NEO’s (i)provision of six months’ notice of intent to retire, (ii) execution and non-revocation of a general release of claims in favor of the Company, (iii) execution of a two-year noncompetition agreement and (iv) continued compliance with the Agreement Regarding Confidential Information and Intellectual Property with the Company, notwithstanding anything to the contrary in the LTPP or the award agreements relating to the NEO’s outstanding RSU awards, such outstanding RSU awards will not be canceled but will instead remain outstanding and subject to vesting in accordance with their terms as if the NEO remained an active employee of the Company through each applicable vesting date.
The Severance Plan provides that if any payments and/or benefits due to a participant (including any NEO) under the Severance Plan and/or any other arrangements will constitute “excess parachute payments” (as defined in Section 280G (Section 280G) of the Code), the Company will reduce the amount of payments under the Severance Plan by the minimum amount necessary such that the present value of the participant’s “parachute payments” (as defined in Section 280G) is below 300% of such participant’s “base amount” (as defined in Section 280G), calculated in accordance with the Treasury Regulations promulgated under Section 280G; provided, however, in no event will the amount of any severance payments be reduced unless (a) the net after-tax amount of such payments and benefits as so reduced is greater than or equal to (b) the net after-tax amount of such payments and benefits without such reduction.
For purposes of the Severance Plan:
•
a “qualifying retirement” is a termination of employment (other than for Cause as defined in the LTPP and set forth below) after attaining the age of 55 and completing at least ten (10) years of service with the Company at the time of termination. For purposes of calculating years of service, (a) in certain circumstances, years of service to IBM will be counted for participants who transfer employment directly to the Company from IBM and (b) years of service will include years of service with an entity acquired by the Company for participants whose employment is transferred directly to the Company in connection with such acquisition; and

•
a termination with “Good Reason” is a termination of employment due to

(a)
a material diminution in the participant’s authority, duties or responsibilities,

(b)
a reduction in the participant’s then current base salary or bonus opportunity,

(c)
a material breach by the Company of an existing agreement between the Company and the participant,

(d)
the failure of the Company’s successor to assume in writing the Company’s obligations under the Severance Plan or any other agreement with the participant if not assumed by successor by operation of law or

(e)
a relocation of more than 40 miles from both the participant’s then current primary place of employment and their assigned primary Company office; provided, however, that the participant must provide the Company with written notice of the circumstance that the participant claims to be good reason within 90 days after such circumstance first occurs, such circumstance is not

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remedied within 30 days after the Company receives the written notice, and the participant’s termination of employment is effective as soon as practicable after the end of such 30-day cure period.
In February 2022, our Compensation Committee amended the Severance Plan to provide that (i) the base salary amount payable to our NEOs upon a covered termination described above would be paid in a lump sum, rather than over a 24-month period, in the case of Mr. Schroeter, or an 18-month period, in the case of the other NEOs and (ii) continued health insurance coverage, or reimbursement of premiums for coverage, at substantially the same level as provided immediately prior to such termination, for Mr. Schroeter would be limited to a period of 18 months.

Treatment of Outstanding Equity Awards in the Event of Certain Qualifying Terminations (Other than Terminations in Connection with a Change in Control)
RSUs
Except as provided in the case of a “qualifying retirement” under the Severance Plan, in the event of termination of employment other than on account of death or disability, all unvested RSUs will be canceled. In the event of the NEO’s death, all unvested RSUs will immediately vest. In the event the NEO becomes disabled (as described in the LTPP), unvested RSUs will remain outstanding and continue to vest in accordance with their terms as if the NEO remained an active employee of the Company through each applicable vesting date.
STOCK OPTIONS
In the event of termination of employment other than in connection with a “qualifying LTPP retirement” or on account of death or disability, any stock options that are not exercisable will be canceled immediately, and any stock options that are exercisable as of the date of termination of employment (other than for Cause (as defined in the LTPP and set forth below)) will remain exercisable for 90 days after the date of termination, after which any unexercised stock options will be canceled. In the event of termination of employment in connection with a “qualifying LTPP retirement” (which is a termination of employment (other than for Cause) after attaining the age of 55 and completing at least ten (10) years of service with the Company at the time of termination), any unvested stock options will vest and become exercisable, and all stock options that are exercisable as of the date of termination will remain exercisable until the earlier of the expiration of the full term and the fifth anniversary of the date the NEO’s employment terminates. In the event of the NEO’s death or in the event the NEO becomes disabled, all stock options will become fully exercisable and remain exercisable until the earlier of the expiration of their full term and the third anniversary of the date the NEO’s employment terminates.
PSUs
In the event of a termination of employment other than in connection with a “qualifying LTPP retirement” or on account of death or disability, all unvested PSUs will be canceled. In the event of termination of employment in connection with a “qualifying LTPP retirement” at least one year after the grant date of the PSUs, the NEO will receive a payout that is prorated for the time worked as an active executive during the Performance Period following the Compensation Committee’s calculation of the PSU payout. In the event of a NEO’s death or in the event the NEO becomes disabled, the PSUs will remain outstanding and continue to vest in accordance with their terms.
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Treatment of Outstanding Equity Awards in the Event of a Change in Control
In the event of a change in control (as defined in the LTPP)
•
if the acquirer or successor company in such change in control has agreed to provide for the substitution, assumption, exchange or other continuation of awards granted pursuant to the LTPP, then, if the participant’s employment with or service to the Company or an affiliate is terminated by the Company or affiliate without Cause (and other than due to death or disability) on or within 24 months following a change in control, then unless otherwise provided by the Compensation Committee, all options and stock appreciation rights held by such participant will become immediately exercisable with respect to 100% of the shares subject to such options and stock appreciation rights, and the restricted period (and any other conditions) will expire immediately with respect to 100% of the shares of restricted stock and restricted stock units and any other awards (other than other cash-based awards) held by such participant (including a waiver of any applicable performance conditions); provided that if the vesting or exercisability of any award would otherwise be subject to the achievement of performance conditions, the portion of such award that will become fully vested and immediately exercisable will be based on the assumed achievement of actual or target performance as determined by the Compensation Committee;

•
if the acquirer or successor company in such change in control has not agreed to provide for the substitution, assumption, exchange or other continuation of awards granted pursuant to the LTPP, then unless otherwise provided by the Compensation Committee, all stock options and stock appreciation rights held by such participant will become immediately exercisable with respect to 100% of the shares subject to such stock options and stock appreciation rights, and the restricted period (and any other conditions) will expire immediately with respect to 100% of the shares of restricted stock and restricted stock units and any other awards (other than other cash-based award) held by such participant (including a waiver of any applicable performance conditions); provided that if the vesting or exercisability of any award would otherwise be subject to the achievement of performance conditions, the portion of such award that will become fully vested and immediately exercisable will be based on the assumed achievement of actual or target performance as determined by the Compensation Committee; and

•
the Compensation Committee may upon at least 10 days’ advance notice to the affected participants, cancel any outstanding award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such awards based upon the price per share received or to be received by other stockholders of the Company in the event (it being understood that any stock option or stock appreciation right having a per-share exercise or hurdle price equal to, or in excess of, the fair market value (as of the date specified by the Compensation Committee) of a share subject thereto may be canceled and terminated without any payment or consideration therefor).

Notwithstanding the above, the Compensation Committee will exercise such discretion over the timing of settlement of any award subject to Code Section 409A at the time such award is granted. To the extent practicable, these provisions will occur in a manner and at a time that allows affected participants the ability to participate in the change in control transaction with respect to the shares subject to their awards.

Definition of Cause
“Cause” means, as reasonably determined by Kyndryl, the occurrence of any of the following:
(i)
embezzlement, misappropriation of corporate funds or other material acts of dishonesty;

(ii)
commission or conviction of any felony or of any misdemeanor involving moral turpitude, or entry of a plea of guilty or nolo contendere to any felony or misdemeanor (other than a minor traffic violation or other minor infraction);

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(iii)
engagement in any activity that the employee knows or should know could harm the business or reputation of the Company;

(iv)
failure to adhere to the Company’s corporate codes, policies or procedures;

(v)
a breach of any covenant in any employment agreement or any intellectual property agreement, or a breach of any other provision of the employment agreement, in either case if the breach is not cured to the Company’s satisfaction within a reasonable period after notice of the breach (no notice and cure period is required if the breach cannot be cured);

(vi)
failure to perform duties or follow management direction, which failure is not cured to the Company’s satisfaction within a reasonable period of time after a written demand for substantial performance is delivered to the employee (no notice or cure period is required if the failure to perform cannot be cured);

(vii)
violation of any statutory, contractual or common law duty or obligation to the Company, including, without limitation, the duty of loyalty;

(viii)
rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; or

(ix)
acceptance of an offer to engage in or associate with any business which is or becomes competitive with the Company;

provided, however, that the mere failure to achieve performance objectives shall not constitute Cause.
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Proposal 4—Approval of Amendment and Restatement of the Kyndryl 2021 Long-Term Performance Plan
Overview
On May 26, 2022, upon the recommendation of our Compensation Committee, our Board approved an amendment and restatement of the Kyndryl 2021 Long-Term Performance Plan (as proposed to be amended, the Amended Plan), subject to approval by our stockholders at this 2022 Annual Meeting (the date of this 2022 Annual Meeting, the Effective Date). If approved by stockholders, the Amended Plan will increase the number of shares authorized for issuance under the plan by 8,500,000 shares. Additionally, the Amended Plan reflects certain technical amendments and clarifications, such as to change the choice of law, jurisdiction and venue applicable to the LTPP and awards thereunder from Delaware to New York.
The Kyndryl 2021 Long-Term Performance Plan was originally approved by IBM as our sole stockholder on October 10, 2021 (as so approved, the Existing Plan). The Existing Plan is the Company’s only compensation plan under which equity-based awards may be made. As outlined in the Compensation Discussion and Analysis section of this Proxy Statement, equity-based incentive compensation is an integral part of our compensation program and is designed to ensure that our executives have a continuing stake in our long-term success, motivate them to achieve longer-term performance objectives linked to our business strategy and tie their compensation to stockholder value. The Amended Plan will permit the Company to continue to reward the efforts of its employees and its non-employee directors, and to attract new personnel as we continue our recruiting efforts as we transform our business, by providing incentives in the form of stock-based awards, including restricted stock units, performance share units and other stock-based awards.
Importance of the Amendment of the Kyndryl 2021 Long-Term Performance Plan
If stockholders do not approve the Amended Plan, the shares available for future awards under the Existing Plan will be exhausted and we will be unable to issue stock-settled equity awards and will be reliant on cash awards.
An inability to grant equity-based awards would have significant negative consequences to us and our stockholders, including the following:
•
Loss of a key mechanism to align executives with stockholders. As described in our “Compensation Discussion and Analysis,” a key element of our Compensation Committee’s compensation philosophy is to align the interests of our executive officers with that of our stockholders. Our Compensation Committee fulfills this philosophy in part by paying a meaningful portion of our NEOs’ and other executives’ variable compensation in the form of stock-based awards, as the Compensation Committee believes that aligns employee and stockholder interests and drives long-term value creation.

•
Increase in Cash Compensation. In order to attract and retain qualified personnel, we would likely be compelled to alter our compensation programs to increase the cash-based components, which would not provide the same benefits as equity awards and would limit cash available for other purposes.

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Features of the Amended Plan Designed to Protect Stockholder Interests
The Amended Plan includes several best practices designed to protect stockholder interests:
No “evergreen” provision (stockholder approval is required to add additional shares)

No discounted stock options or stock appreciation rights

No repricing of stock options or stock appreciation rights without stockholder approval

No liberal share recycling

Awards are subject to clawback/forfeiture pursuant to the Amended Plan and the Company’s Clawback Policy

Awards are subject to a one-year minimum vesting condition

No payments of dividends or dividend equivalents on equity awards unless the underlying award vests

No payment of dividends or dividend equivalents on stock options or SARs

No automatic single trigger equity acceleration

No 280G tax gross-ups

Non-employee director compensation limit

Dilution
The potential dilution (calculated as defined below) resulting from issuing all of the 8,500,000 additional shares authorized under the Amended Plan, plus the 4,101,120 shares that remain available for grant as of May 31, 2022, and taking into account outstanding awards, would be 11.2%.
The following table provides detail regarding the potential dilution resulting from the Amended Plan as of the Record Date of May 31, 2022:
Number of Outstanding Equity Awards	Number of Shares Remaining Available for Future Grants	Proposed Share Increase	Shares of Common Stock Outstanding as of May 31, 2022	Dilution
15,836,009(1)	4,101,120 (2)	8,500,000(3)	225,762,489	11.2%(4)

(1)
Consists of the following awards outstanding under the Existing Plan as of May 31, 2022: (a) 3,811,015 stock options, (b) 3,555,938 performance share units (assuming maximum performance with respect to each of the performance measures) and (c) 8,469,056 restricted stock units. The weighted average exercise price of the 3,811,015 stock options outstanding as of May 31, 2022 was $18 and the weighted average remaining term was 6.3 years, based on a simplified method due to the Company’s limited history of option exercise and forfeiture activity.

(2)
Represents shares that are available for grant under the Existing Plan as of May 31, 2022.

(3)
Represents the proposed share increase if the Amended Plan is approved by stockholders.

(4)
Dilution is calculated by dividing (a) the sum of  (1) the 15,836,009 outstanding equity awards, (2) the 4,101,120 shares remaining available for future grants under the Existing Plan as of May 31, 2022 and (3) the 8,500,000 additional shares requested to be made available for grant if this proposal is approved by stockholders by (b) the sum of  (1), (2) and (3) above and the 225,762,489 shares of common stock outstanding as of May 31, 2022.

Assuming approval of the Amended Plan, as of the Effective Date, and subject to changes in capitalization as well as the Amended Plan’s share counting rules, a total of 12,601,120 shares (representing 4,101,120 shares that were available for future grants under the Existing Plan as of May 31, 2022 and 8,500,000 newly added shares) will be authorized and available for awards granted under the Amended Plan, less one share for every one share that was subject to an award granted under the Existing Plan after May 31, 2022 and prior to the Effective Date.
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Stock Awards Granted under the Kyndryl 2021 Long-Term Performance Plan
No awards made under the Amended Plan prior to the date of the Annual Meeting were granted subject to stockholder approval of this proposal. The number and types of awards that will be granted under the Amended Plan in the future are not determinable, as the Compensation Committee will make these determinations in its sole discretion. The following table sets forth information with respect to the number of outstanding stock options, restricted stock units and performance share units (Launch PSUs) that have been granted to the NEOs and the specified groups set forth below under the Existing Plan as of May 31, 2022. On May 31, 2022, the closing price of the underlying shares of our common stock traded on the NYSE was $12.34 per share.
Name and Principal Position	Stock Options	Restricted Stock Units	Launch PSUs(1)
Martin Schroeter Chairman and Chief Executive Officer	642,047	556,374(2)	304,339
David Wyshner Chief Financial Officer	244,590	290,673	115,939
Elly Keinan Group President	464,720	317,551(3)	220,284
Edward Sebold General Counsel and Secretary	91,721	73,498	43,477
Maryjo Charbonnier Chief Human Resources Officer	61,148	65,624	28,985
All executive officers as a group (6 persons)	1,550,087	1,357,387	734,763
All non-executive directors as a group (9 persons)	—	98,910	—
Each associate of the above-mentioned directors or executive officers	—	—	—
Each other person who received or is to receive 5% of such options, warrants or rights	—	—	—
All employees (other than executive officers) as a group (1,105 persons)	2,254,222	7,012,880(4)	1,043,206(5)

(1)
The number of Launch PSUs represents the target number of Launch PSUs that may be earned under the performance-based Launch PSU awards. Please see the “Compensation Discussion and Analysis” section of this Proxy Statement for additional details on the Launch PSU awards.

(2)
Includes 14,720 Restricted Stock Units that relate to equity awards granted to Mr. Schroeter prior to his retirement from IBM which, upon his retirement, remained outstanding and subject to vesting as if he had been employed by IBM on each applicable vesting date.

(3)
Includes 13,457 Restricted Stock Units that relate to equity awards granted to Mr. Keinan prior to his retirement from IBM which, upon his retirement, remained outstanding and subject to vesting as if he had been employed by IBM on each applicable vesting date.

(4)
Excludes 112,668 cash-settled Restricted Stock Units.

(5)
Excludes 19,566 cash-settled Launch PSUs.

Summary of Material Terms of the Amended Plan
The following summary of the material provisions of the Amended Plan is not intended to be exhaustive. A copy of the Amended Plan is set forth as Annex A hereto.

Purpose of the Amended Plan
The Amended Plan is designed to attract, motivate and retain certain of our employees and other individuals providing services to us. These objectives are accomplished by making long-term incentive and other awards under the Amended Plan, thereby providing participants with a proprietary interest in our growth and performance.
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Term of Amended Plan
The Amended Plan does not have a set term. However, awards will be subject to the duration set forth in the applicable award agreement. In addition, for a stock option to be considered an Incentive Stock Option (ISO), it generally must be granted within the earlier of the date of the adoption of the plan or the date the plan is approved by stockholders, and it must not be exercisable after the expiration of 10 years from the date of grant (or less, if the grantee is a 10% stockholder).

Types of Awards
Under the Amended Plan, we have the flexibility to grant different types of equity compensation awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, cash awards and other awards based, in whole or in part, on the value of our common stock. Awards may be subject to conditions established by the Compensation Committee, and set forth in the applicable award agreement, which may include, but are not limited to, continuous service with Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other measurements of performance, engagement or attainment of goals.
•
A Stock Option is a grant of a right to purchase a specified number of shares of the Company’s common stock at an exercise price which shall be not less than 100% of fair market value on the date of grant of such right, as determined by the Compensation Committee, provided that, in the case of a stock option granted retroactively in tandem with or as substitution for another award granted under any plan of the Company, the exercise price may be the same as the purchase or designated price of such other award. Under the Amended Plan, the exercise price is required be paid in full in cash at the time of the exercise or, if permitted by the Compensation Committee, by means of tendering shares of our common stock or surrendering another award or any combination thereof. A stock option may be in the form of an ISO that complies with section 422 of the Code. Grants of ISOs are subject to the individual limit described below. The Amended Plan provides that we may not reset the exercise price of previously granted stock options without obtaining stockholder approval. The Amended Plan also provides that each stock option granted to a participant will expire at the time determined by the Compensation Committee at the time of grant; provided, however, no stock option shall be exercisable on or after the tenth (10th) anniversary of its date of grant.

•
A Stock Appreciation Right is a right to receive a payment, in cash and/or shares of the Company’s common stock, equal in value to the excess of the fair market value of a specified number of shares of the Company’s common stock on the date the stock appreciation right (SAR) is exercised over the grant price of the SAR, which shall not be less than 100% of the fair market value on the date of grant of such SAR, as determined by the Compensation Committee, provided that, in the case of a SAR granted retroactively in tandem with or as substitution for another award granted under any plan of the Company, the grant price may be the same as the exercise or designated price of such other award. The Amended Plan provides that we may not reset the grant price of a previously granted SAR without obtaining stockholder approval.

•
A Stock Award is an award made in stock and denominated in units of stock. An award made in stock or denominated in units of stock that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of  “Restricted Stock” or “Restricted Stock Units.” Payment of stock awards may be made in the form of cash, stock or combinations thereof and may include such restrictions as the Compensation Committee may determine.

•
A Cash Award is an award denominated in cash with the eventual payment amount subject to future service and such other restrictions and conditions as may be established by the Compensation Committee.

•
Dividends or dividend equivalent rights may be extended to and made part of any award denominated in stock or units of stock (for the avoidance of doubt, excluding stock options or SARs),

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subject to such terms, conditions and restrictions as the Compensation Committee may establish; provided, that, any dividends or dividend equivalents payable with respect to any award or any portion of an award may only be paid to the participant to the extent the vesting conditions applicable to such award or portion thereof are subsequently satisfied and the award or portion thereof to which such dividend or dividend equivalent relates, and any dividends or dividend equivalents with respect to any award or any portion thereof that does not become vested shall be forfeited. The Compensation Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payments denominated in stock or units of stock.

Administration
Our Compensation Committee has full discretionary powers to select participants, to interpret the Amended Plan, to grant waivers of award restrictions, to continue, accelerate or suspend exercisability, vesting or payment of an award and to adopt such rules, regulations and guidelines for carrying out the Amended Plan as it may deem necessary or proper. These powers include, but are not limited to, the adoption of modifications, amendments, procedures, subplans and the like as necessary to comply with provisions of the laws and regulations of the countries in which we operate in order to assure the viability of awards granted under the Amended Plan and to enable participants, regardless of where employed, to receive advantages and benefits under the Amended Plan and such laws and regulations. Our Compensation Committee may delegate to our officers any of its duties, powers and authorities under the Amended Plan pursuant to such conditions or limitations as our Compensation Committee may establish, except that only our Compensation Committee or our Board may select, and grant awards to, participants who are subject to Section 16 of the Exchange Act.

Eligibility
Our non-employee directors, current employees and prospective employees or service providers that have accepted an offer of employment or service from us and current employees and prospective employees or service providers of our affiliates that have accepted an offer of employment or service from such affiliates are eligible to receive awards under the Amended Plan, as determined by the Compensation Committee (or its delegates, as applicable) in its sole discretion. As of March 31, 2022 approximately 737 employees, including our executive officers, were eligible to participate in programs under the Amended Plan. In addition, the nine non-employee members of our board of directors are eligible to participate in the Amended Plan.

Shares Available for Awards
Assuming approval of the Amended Plan, as of the Effective Date, and subject to changes in capitalization as well as the Amended Plan’s share counting rules, a total of 12,601,120 shares (representing 4,101,120 shares that were available for future grants under the Existing Plan as of May 31, 2022 and 8,500,000 newly added shares) will be authorized and available for awards granted under the Amended Plan, less one share for every one share that was subject to an award granted under the Existing Plan after May 31, 2022 and prior to the Effective Date. Subject to changes in capitalization, the maximum aggregate number of shares of our common stock that may be issued under all stock-based awards granted under the Amended Plan is 30,900,000. The aggregate share reserve in the prior sentence reflects the total number of shares that have been historically approved by stockholders for awards granted under the Existing Plan and proposed to be approved under the Amended Plan.
Shares covered by awards that either wholly or in part are not earned, or that expire or are forfeited, terminated, canceled, settled in cash, payable solely in cash or exchanged for other awards, will be available for future issuance under awards. However, shares tendered to or withheld by us in connection with the exercise of stock options or stock appreciation rights, or the payment of tax withholding on any award, will not be available for future issuance under awards.
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Substitute Awards
Substitute awards granted under the Amended Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, will not reduce the shares authorized for grant under the Amended Plan. Additionally, in the event that a company acquired by the Company or any affiliate or with which the Company or any affiliate combines has shares available under a pre-existing plan approved by stockholders and not approved in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for awards under the Amended Plan and will not reduce the shares authorized for grant under the Amended Plan; provided that awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company immediately prior to such acquisition or combination.

Limitations on Number of Shares Granted
The number of shares of our common stock available for grant in the form of ISOs under the Amended Plan is limited to 30,900,000.

Non-Employee Director Compensation Limit
Non-employee directors may not receive awards for service as non-employee directors in any fiscal year with a value (together with any cash fees) in excess of  $750,000.

Minimum Vesting Condition
The grant, vesting, exercise and settlement of awards granted under the Amended Plan may be subject to the satisfaction of time- or performance-based conditions, as determined at or after the date of grant of an award under the Amended Plan. However, awards may not vest prior to the first anniversary of the date of grant, except that our Compensation Committee may (i) accelerate the vesting of awards or otherwise lapse or waive such minimum vesting condition in connection with a termination of employment or due to a change in control and (ii) grant awards that are not subject to the minimum vesting condition with respect to (a) 5% or less of the total shares of common stock available for awards under the Amended Plan, (b) awards made to non-employee directors that occur in connection with our annual meeting of stockholders (which may vest on the earlier of the one-year anniversary of the date of grant or the date of our next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting) and (c) granted in connection with the assumption of awards of an acquired company that were scheduled to vest within the one-year minimum vesting period.

Adjustments
In the event of any corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Compensation Committee is authorized to issue or assume stock options, whether or not in a transaction to which Code Section 424(a) applies, by means of substitution of new stock options for previously issued stock options or an assumption of previously issued stock options. In such event, the
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aggregate number of shares of common stock available for issuance under the Amended Plan, including individual participant maximums, will be increased to reflect such substitution or assumption.
In the event of any change in our outstanding common stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, our Compensation Committee may adjust proportionately:
(a)
the number of shares of our common stock (i) available for issuance under the Amended Plan, (ii) available for issuance under ISOs and (iii) covered by outstanding awards denominated in stock or units of stock;

(b)
the exercise and grant prices related to outstanding awards; and

(c)
the appropriate fair market value and other price determinations for such awards.

Notwithstanding the foregoing, in the event of any change in our outstanding capital stock by reason of a stock split or a reverse stock split, the above-referenced proportionate adjustments, if applicable, will be mandatory. In the event of any other change affecting our capital stock or any distribution (other than normal cash dividends) to holders of our capital stock, such adjustments in the number and kind of shares and the exercise, grant and conversion prices of the affected awards as may be deemed equitable by our Compensation Committee, including adjustments to avoid fractional shares, will be made to give proper effect to such event.

Repricing Prohibited
The Compensation Committee may not amend the Amended Plan to decrease the exercise price or grant price of a stock option or SAR, or cancel a stock option or SAR and replace it with a new stock option or SAR (with a lower exercise or grant price, as the case may be) or other award or cash in a manner which would either: (1) be reportable in the Company’s proxy statement as stock options that have been “repriced”; or (2) result in a “repricing” for financial statement purposes (or otherwise cause the award to fail to qualify for equity accounting treatment), or take any other action that would be treated under the rules of the NYSE as a “repricing” of such stock option or SAR or would otherwise require stockholder approval under the rules of the NYSE, unless such amendment, cancellation or action is approved by the Company’s stockholders.

Forfeiture/Clawback
Except to the extent the applicable award agreement specifies otherwise, the Compensation Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred awards at any time if the participant is not in compliance with all applicable provisions of the award agreement and the Amended Plan, or if the participant engages in any “Detrimental Activity,” as defined in the Amended Plan. In addition, any awards may be subject to clawback, forfeiture or similar requirements to the extent required by applicable law or the rules of the NYSE. In addition, awards under the Amended Plan are subject to the Company’s Clawback Policy as described under “Compensation Discussion and Analysis—Additional Compensation Information—Clawback Policy.”

Effect of a Change in Control on Awards
Except as otherwise provided in an award agreement or any other agreement between a participant and us or any of our affiliates, in the event of a change in control, notwithstanding any provision of the Amended Plan to the contrary:
(i)
if the acquirer or successor company in such change in control has agreed to provide for the substitution, assumption, exchange or other continuation of awards granted pursuant to the

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Amended Plan, then, if the participant’s employment with or service to the Company or an affiliate is terminated by the Company or affiliate without cause (and other than due to death or disability) on or within 24 months following a change in control, then unless otherwise provided by the Compensation Committee, all options and stock appreciation rights held by such participant will become immediately exercisable with respect to 100% of the shares subject to such options and stock appreciation rights, and the restricted period (and any other conditions) will expire immediately with respect to 100% of the shares of restricted stock and restricted stock units and any other awards (other than other cash-based award) held by such participant (including a waiver of any applicable performance conditions); provided that if the vesting or exercisability of any award would otherwise be subject to the achievement of performance conditions, the portion of such award that will become fully vested and immediately exercisable will be based on the assumed achievement of actual or target performance as determined by the Compensation Committee;
(ii)
if the acquirer or successor company in such change in control has not agreed to provide for the substitution, assumption, exchange or other continuation of awards granted pursuant to the Amended Plan, then unless otherwise provided by the Compensation Committee, all stock options and stock appreciation rights held by such participant will become immediately exercisable with respect to 100% of the shares subject to such stock options and stock appreciation rights, and the restricted period (and any other conditions) will expire immediately with respect to 100% of the shares of restricted stock and restricted stock units and any other awards (other than other cash-based award) held by such participant; provided that if the vesting or exercisability of any award would otherwise be subject to the achievement of performance conditions, the portion of such award that will become fully vested and immediately exercisable will be based on the assumed achievement of actual or target performance as determined by the Compensation Committee; and

(iii)
the Compensation Committee may, upon at least 10 days’ advance notice to the affected participants, cancel any outstanding award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such awards based upon the price per share received or to be received by other stockholders of the company in the event (it being understood that any stock option or stock appreciation right having a per-share exercise or hurdle price equal to, or in excess of, the fair market value (as of the date specified by the Compensation Committee) of a share subject thereto may be canceled and terminated without any payment or consideration therefor).

Notwithstanding the above, the Compensation Committee will exercise such discretion over the timing of settlement of any award subject to Code Section 409A at the time such award is granted. To the extent practicable, these provisions will occur in a manner and at a time that allows affected participants the ability to participate in the change in control transaction with respect to the shares subject to their awards.

Deferral
With Compensation Committee approval, payments may be deferred, either in the form of installments or as a future lump-sum payment, in accordance with such procedures or a separate plan as may be established from time to time by the Compensation Committee. Any deferred payment, whether elected by the participant or specified by the applicable award agreement or the Compensation Committee, may require the payment to be forfeited as described under “Forfeiture/Clawback” above.

Prohibition on Transfer
No award granted under the Amended Plan will be transferable or assignable, or payable to or exercisable by, anyone other than the participant to whom it was granted, except (1) by law, will or the laws of descent and distribution, (2) as a result of the disability of a participant or (3) to the extent that the Compensation Committee (in the form of an award agreement or otherwise) permits transfers of awards by gift or otherwise
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to a member of a participant’s immediate family and/or trusts whose beneficiaries are members of the participant’s immediate family, or to such other persons or entities as may be approved by the Compensation Committee (such as pursuant to a domestic relations order). Notwithstanding the foregoing, ISOs are not transferable or assignable other than by will or by the laws of descent and distribution.

Amendment and Termination
The Board may amend, modify, suspend or terminate the Amended Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. Subject to changes in law or other legal requirements that would permit otherwise, the Amended Plan may not be amended without stockholder consent to (1) increase the aggregate number of shares of Common Stock that may be issued under the Amended Plan (except for adjustments pursuant to Section 14 of the Amended Plan), (2) permit the granting of stock options or SARs with exercise or grant prices lower than those specified under “Types of Awards” above or (3) take any action with respect to stock options or SARs described under “Repricing Prohibited” above.
U.S. Federal Income Tax Treatment of Amended Plan Awards
The following is a brief summary of the principal U.S. federal income tax consequences of transactions under the Amended Plan based on current U.S. federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

Non-Qualified Stock Options
No taxable income is realized by a participant upon the grant of a stock option. Upon the exercise of a nonqualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares of common stock for which the option is exercised over the aggregate option exercise price. Income and payroll taxes are required to be withheld by the participant’s employer on the amount of ordinary income resulting to the participant from the exercise of a stock option. The amount recognized as income by the participant is generally deductible by the participant’s employer for federal income tax purposes. The participant’s tax basis in shares of common stock acquired by exercise of a stock option will be equal to the exercise price plus the amount taxable as ordinary income to the participant.
Upon a sale of the shares of common stock received by the participant upon exercise of the stock option, any gain or loss will generally be treated for federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of that stock. The participant’s holding period for shares acquired upon the exercise of a stock option begins on the date of exercise of that stock option.
If the participant pays the exercise price in full or in part by using shares of previously acquired common stock, the exercise will not affect the tax treatment described above, and no gain or loss generally will be recognized to the participant with respect to the previously acquired shares. The shares received upon exercise which are equal in number to the previously acquired shares used will have the same tax basis as the previously acquired shares surrendered to us and will have a holding period for determining capital gain or loss that includes the holding period of the shares used. The value of the remaining shares received by the participant will be taxable to the participant as compensation. The remaining shares will have a tax basis equal to the fair market value recognized by the participant as compensation income, and the holding period will commence on the exercise date.

Incentive Stock Options
No taxable income is realized by a participant upon the grant or exercise of an ISO; however, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the
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participant. If shares of common stock are issued to a participant after the exercise of an ISO and if no disqualifying disposition of those shares is made by that participant within a holding period of two years after the date of grant or within one year after the receipt of those shares by that participant, then:
•
upon the sale of those shares, any amount realized in excess of the option exercise price will be taxed to that participant as a long-term capital gain; and

•
the Company will be allowed no deduction.

If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, that disposition would be a “disqualifying disposition,” and generally:
•
the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise, or, if less, the amount realized on the disposition of the shares, over the option exercise price; and

•
the Company will be entitled to deduct that amount.

Any other gain realized by the participant on that disposition will be taxed as short-term or long-term capital gain and will not result in any deduction to us. If a participant pays the exercise price in full or in part with previously acquired shares of common stock, the exchange will not affect the tax treatment of the exercise. Upon the exchange, no gain or loss generally will be recognized upon the delivery of the previously acquired shares to us, and the shares issued in replacement of the shares used to pay the exercise price will have the same basis and holding period for capital gain purposes as the previously acquired shares. A participant, however, would not be able to utilize the holding period for the previously acquired shares for purposes of satisfying the ISO statutory holding period requirements. Additional shares of common stock will have a basis of zero and a holding period that commences on the date the common stock is issued to the participant upon exercise of the ISO. If this exercise is effected using shares of common stock previously acquired through the exercise of an ISO, the exchange of the previously acquired shares may be a disqualifying disposition of that common stock if the holding periods discussed above have not been met.
If an ISO is exercised at a time when it no longer qualifies as an ISO, the option will be treated as a nonqualified option. Subject to some exceptions for disability or death, an ISO generally will not be eligible for the federal income tax treatment described above if it is exercised more than three months following a termination of employment.

Stock Appreciation Rights
Upon the exercise of a SAR, the participant will recognize compensation income in an amount equal to the cash received plus the fair market value of any common stock received from the exercise. The participant’s tax basis in the shares of common stock received on exercise of the SAR will be equal to the compensation income recognized with respect to the common stock. The participant’s holding period for shares acquired after the exercise of a SAR begins on the exercise date. Income and payroll taxes are required to be withheld on the amount of compensation attributable to the exercise of the SAR, whether the income is paid in cash or shares.

Restricted Stock, Restricted Stock Units and Other Stock-Based Awards
Restricted stock that is subject to a substantial risk of forfeiture generally results in income recognition by the participant in an amount equal to the excess of the fair market value of the shares of stock over the purchase price, if any, of the restricted stock at the time the restrictions lapse. However, if permitted by the Company, a recipient of restricted stock may make an election under Section 83(b) of the Internal Revenue Code to instead be taxed on the excess of the fair market value of the shares granted, measured at the time of grant and determined without regard to any applicable risk of forfeiture or transfer restrictions, over the purchase price, if any, of such restricted stock. A participant who has been granted shares of common stock that are not
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subject to a substantial risk of forfeiture for federal income tax purposes will realize ordinary income in an amount equal to the fair market value of the shares at the time of grant. A recipient of restricted stock units (RSUs), performance awards or other stock-based awards (other than restricted stock) will generally recognize ordinary income at the time that the award is settled in an amount equal to the cash and/or fair market value of the shares received at settlement. In each of these cases, the Company will generally have a corresponding tax deduction at the same time the participant recognizes such income.

Section 16(b)
Any of our officers and non-employee directors subject to Section 16(b) of the Exchange Act may be subject to Section 16(b) liability as a result of special tax rules regarding the income tax consequences concerning their awards under the Amended Plan.

Parachute Payments
In the event that the payment of any award under the Amended Plan is accelerated because of a change in ownership or control (as defined in Section 280G(b)(2) of the Code) and such payment of an award, either alone or together with any other payments made to certain participants, constitutes parachute payments under Section 280G of the Code, then, subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion.

Section 409A of the Code
Section 409A of the Code provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the Amended Plan are anticipated to be exempt from the requirements of Section 409A of the Code, awards that are not exempt are intended to comply with Section 409A of the Code.

Tax Effects to the Company; Section 162(m) of the Code
Generally the Company may be entitled to a tax deduction in connection with an award under the Amended Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option), provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code. Special rules under Section 162(m) of the Code limit the deductibility of compensation paid by a public company during a tax year to its chief executive officer, its chief financial officer and its other three most highly compensated executive officers for that tax year (collectively, “covered employees”) and for any individual who was a covered employee of the Company during tax years beginning in 2017. Under Section 162(m) of the Code, the annual compensation paid to any covered employee will be deductible only to the extent that it does not exceed $1,000,000. The administrator of the Amended Plan has discretionary authority to grant awards under the Amended Plan in excess of this limit.
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Registration with the SEC
If the amendment and restatement described in this Proposal 4 is approved by stockholders, the Company will file a Registration Statement on Form S-8 with the SEC with respect to the shares of the Company’s common stock to be registered pursuant to the Amended Plan, as soon as reasonably practicable following stockholder approval.
The Board recommends that you vote FOR the approval of the amendment and restatement of the Kyndryl 2021 Long-Term Performance Plan.
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Equity Compensation Plan Information
The following table sets forth, as of December 31, 2021, certain information regarding our equity compensation plans. The only plan pursuant to which we may currently make equity grants is the Kyndryl 2021 Long-Term Performance Plan.
	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted- average Exercise Price of Outstanding Options, Warrants and Rights ($/Sh)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
Equity compensation plans approved by security holders	15,798,953(1)	$18(2)	6,478,287(3)

(1)
Total includes (i) 3,829,722 stock options, (ii) 1,792,467 performance share units (assuming maximum performance with respect to each of the performance measures) and (iii) 10,176,764 restricted stock units.

(2)
The weighted-average exercise price relates only to stock options. The calculation of the weighted-average exercise price does not include outstanding equity awards that are received or exercised for no consideration.

(3)
These shares are available for grant as of December 31, 2021, under the Kyndryl 2021 Long-Term Performance Plan pursuant to which the Compensation Committee of the Board of Directors may make various stock-based awards, including stock options, stock appreciation rights, restricted stock, restricted stock units and other awards based, in whole or in part, on the value of our common stock.

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Audit Matters
Proposal 5—Ratification of the Appointment of the Independent Registered Public Accounting Firm
The Audit Committee is directly responsible for the appointment, compensation (including advance approval of audit and non-audit fees), retention and oversight of the independent registered public accounting firm that audits our financial statements. In accordance with its charter, the Audit Committee has selected PricewaterhouseCoopers LLP (PwC) to serve as our independent registered public accounting firm for fiscal 2023. With the endorsement of the Board, the Audit Committee believes that this selection is in the best interests of Kyndryl and its stockholders and, therefore, recommends to stockholders that they ratify that appointment.
Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of PwC to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
INDEPENDENT AUDITOR ENGAGEMENT
The Audit Committee annually reviews PwC’s independence and performance in deciding whether to retain PwC or engage a different independent auditor. Prior to the selection of the independent auditor, the Committee considers many factors, including:
•
PwC’s capability and expertise in addressing and advising on the breadth and complexity of Kyndryl’s global operations;

•
PwC’s independence and tenure as Kyndryl’s auditor;

•
The strength of PwC’s performance on prior Kyndryl audits, including the extent and quality of PwC’s communications with the Audit Committee;

•
Analysis of known litigation or regulatory proceedings involving PwC, if any;

•
Public Company Accounting Oversight Board reports (PCAOB);

•
Appropriateness of PwC’s fees for audit and non-audit services; and

•
PwC’s reputation for integrity and competence in the fields of accounting and auditing.

AUDITOR INDEPENDENCE CONTROLS
The Audit Committee and Kyndryl management have robust policies and procedures in place to monitor and verify PwC’s independence from Kyndryl on a continual basis. These policies and procedures include:
•
Private meetings between the Audit Committee and PwC throughout the year;

•
Pre-approval by the Audit Committee of audit and non-audit services;

•
Lead engagement partner rotation at least every 5 years;

•
Concurring audit partner rotation at least every 5 years;

•
Auxiliary engagement partner rotation at least every 7 years;

•
Hiring restrictions for PwC employees at Kyndryl; and

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•
Internal quality reviews by, or of, PwC, including the performance of procedures to monitor and assess PwC’s independence from its audit clients, as well as the results of PCAOB inspections.

ACCOUNTABILITY TO STOCKHOLDERS
PwC’s representative will be present at the 2022 Annual Meeting and will have an opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.
The Board recommends that you vote FOR the ratification of the appointment of PwC as our independent registered public accounting firm for fiscal 2023.
Audit and Non-Audit Fees
PwC began serving as our independent registered public accounting firm in 2020. In connection with the audit of the 2021 financial statements, we entered into an agreement with PwC which set forth the terms by which PwC would perform audit services for the Company. The following table presents fees for professional audit and other services rendered by PwC for the year ended December 31, 2021. For the year ended December 31, 2020, we did not pay any fees for professional services to PwC. Prior to the Separation, IBM paid any audit, audit-related, tax or other fees related to Kyndryl’s business. As a result, the amounts reported below are not necessarily representative of the fees we expect to pay PwC in future years. All PwC services for 2020 and 2021 were approved in advance by our Audit Committee (or, prior to the Spin-off, by IBM’s audit committee).
(Dollars in Millions)	2021	2020
Audit Fees(1)	$17	NA
Audit-Related Fees(2)	14	NA
Tax Fees(3)	—	NA
All Other Fees(4)	—	NA
Total	$31	NA
NA—Not applicable
(1)
Fees in 2021 include the audit of Kyndryl’s consolidated annual financial statements, the review of interim financial statements in Kyndryl’s quarterly reports on Form 10-Q filed subsequent to the Separation and the performance of audits in accordance with statutory requirements.

(2)
Fees in 2021 include the services provided related to process control reports delivered to the Company and its clients.

(3)
Tax fees were not applicable for the period presented.

(4)
The Company did not incur other fees for the period presented.

The Audit Committee considered whether providing the non-audit services included in this table was compatible with maintaining PwC’s independence and concluded that it was.
Pre-Approval of Services Provided by the Independent Registered Public Accounting Firm
Consistent with its charter and applicable SEC rules, our Audit Committee approves all fees paid to, and all services performed by, our independent registered public accounting firm. At the time of the Spin-off, the Audit Committee approved and, going forward, at the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by PwC during the year. In addition, pursuant to authority delegated by the Audit Committee, the Audit Committee chair may approve engagements that are outside the scope of the services and fees approved by the Audit Committee, which are later presented to the Committee. For each category of proposed
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service, the independent registered public accounting firm is required to confirm that the provision of such services does not impair its independence.
Audit Committee Report
The Audit Committee hereby reports as follows:
1
The Audit Committee has a charter outlining its authority and responsibilities which is reviewed annually by the Audit Committee. A brief description of the key responsibilities of the Audit Committee is set forth under “Corporate Governance and Board Matters—Committees of the Board—Audit Committee.”

2
Management has the primary responsibility for the integrity of the Company’s financial statements and the reporting process, including the application of accounting and financial reporting principles and our system of internal accounting controls designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm, PwC, is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the U.S.

3
The Audit Committee, in its oversight role, has reviewed and discussed the audited financial statements with Kyndryl’s management and with PwC.

4
The Audit Committee has discussed with PwC the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

5
The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence.

6
Based on the review and discussions referred to in paragraphs (3) through (5) above, the Audit Committee recommended to the Board that the audited financial statements be included in Kyndryl’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
DOMINIC J. CARUSO, Chair	DENIS MACHUEL	RAHUL N. MERCHANT
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Stock Ownership Information
Security Ownership of Certain Beneficial Owners
and Management
Directors and Executive Officers
The following table sets forth information regarding the beneficial ownership of shares of our common stock as of May 31, 2022, by each of our directors and named executive officers and all of our directors and executive officers as a group.
	Number of Shares or Units Beneficially Owned as of May 31, 2022(1)
Name	Shares of Common Stock Owned Directly and Indirectly(2)	Restricted Stock Units Vesting Within 60 Days of May 31, 2022(3)	Total Beneficial Ownership(4)
Martin Schroeter	271,666	41,674	313,340
David Wyshner	59,898	—	59,898
Elly Keinan	100,218	8,471	108,689
Edward Sebold	9,135	3,737	12,872
Maryjo Charbonnier	6,635	—	6,635
Dominic J. Caruso	—	—	—
John D. Harris II	56	—	56
Stephen A. M. Hester	—	—	—
Shirley Ann Jackson	6,726	—	6,726
Janina Kugel	—	—	—
Denis Machuel	—	—	—
Rahul N. Merchant	—	—	—
Jana Schreuder	—	—	—
Howard I. Ungerleider	—	—	—
All directors and executive officers as a group (15 individuals)	461,451	58,441	519,892

(1)
Each individual and member of the group has sole investment power with respect to the shares owned. As of May 31, 2022, (i) no director or executive officer beneficially owned 1% or more of the outstanding common stock of the Company and (ii) the directors and executive officers as a group beneficially owned less than 1% of the outstanding common stock of the Company (including common stock they can acquire within 60 days).

(2)
Included are shares of common stock owned outright.

(3)
The number of shares shown in this column are not currently outstanding but are deemed beneficially owned because the individual has the right to acquire them pursuant to options exercisable or restricted stock units settling within 60 days of May 31, 2022.

(4)
These amounts are the sum of the number of shares shown in the prior columns.

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5% Owners
The following table provides information about stockholders known to us to beneficially own more than 5% of our outstanding common stock.
Name and Address	Amount and Nature of Beneficial Ownership	Percent of Company Common Stock
Goldman Sachs Group Inc. 200 West Street New York, New York 10282	22,307,055(1)	9.9%
International Business Machines Corporation One New Orchard Road Armonk, New York 10504	22,301,536(2)	9.9%
The Vanguard Group 100 Vanguard Blvd. Malvern, Pennsylvania 19355	17,928,827(3)	7.9%
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	15,320,271(4)	6.8%

(1)
Reflects, to the Company’s knowledge, beneficial ownership as of May 24, 2022, as disclosed by Goldman Sachs Group Inc. and Goldman Sachs & Co. LLC in a Form 4 filed with the SEC on May 26, 2022. Goldman Sachs & Co. LLC has entered into an agreement, of which the Company is identified as a third-party beneficiary, not to vote any shares of the Company’s common stock beneficially owned by itself or any of its affiliates at any time in excess of 9.9% of the outstanding shares of the Company's common stock.

(2)
Based on representations made by International Business Machines Corporation, as of May 31, 2021, International Business Machines Corporation had sole dispositive power with respect to 22,301,536 shares of common stock.

(3)
As of December 31, 2021, and based on the Schedule 13G filed by The Vanguard Group (“Vanguard”) with the SEC on February 11, 2022, Vanguard had (i) shared voting power with respect to 116,137 shares of common stock, (ii) sole dispositive power with respect to 17,529,027 shares of common stock and (iii) shared dispositive power with respect to 399,800 shares of common stock.

(4)
As of December 31, 2021, and based on the Schedule 13G filed by BlackRock, Inc. (“BlackRock”) with the SEC on February 7, 2022, BlackRock had (i) sole voting power with respect to 14,326,465 shares of common stock and (ii) sole dispositive power with respect to 15,320,271 shares of common stock held by BlackRock Life Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, FutureAdvisor, Inc., BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Asset Management Deutschland AG, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock Asset Management North Asia Limited and BlackRock Fund Managers Ltd.

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PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Frequently Asked Questions
Annual Meeting of Stockholders
Date and Time	Access	Record Date
July 28, 2022 1:00 p.m. Eastern Daylight Time
www.virtualshareholdermeeting.com/KD2022
To participate in the virtual-only Annual Meeting, you will need your individual 16-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card
Close of business on May 31, 2022

1.   Why am I being provided with these materials?
We are providing these proxy materials in connection with the Board’s solicitation of proxies to be voted at our Annual Meeting of Stockholders to be held on July 28, 2022, and at any postponements or adjournments of the Annual Meeting. The proxy materials include the Notice of Annual Meeting of Stockholders, this Proxy Statement and our Annual Report. We have either (1) delivered to you a Notice of Internet Availability of Proxy Materials (Notice) and made the proxy materials available to you on the Internet or (2) delivered printed versions of the proxy materials, including a proxy card, to you by mail.

2.   What is a “stockholder of record”?
A stockholder of record or registered stockholder (record owner) is a stockholder whose ownership of Kyndryl stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A. If you hold Kyndryl stock through a bank, broker or other intermediary, you are not a stockholder of record. Instead, you hold your stock in “street name,” and the record owner of your shares is usually your bank, broker or other intermediary. If you are not a record owner, please understand that Kyndryl does not know that you are a stockholder, or how many shares you own.

3.   How do I attend and vote my shares at the virtual Annual Meeting?
This year’s Annual Meeting will be a completely “virtual” meeting of stockholders, conducted exclusively by live audio webcast. There will be no in-person meeting. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/KD2022, beginning promptly at 1:00 p.m. (Eastern Daylight Time) on July 28, 2022. To participate in and vote at the virtual-only Annual Meeting, you will need your individual 16-digit control number included on your Notice or on your proxy card. If you were a stockholder as of the record date of May 31, 2022, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting and vote via the Internet is provided below:
•
instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/KD2022;

•
assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/KD2022 on the day of the Annual Meeting;

•
technical support and assistance will be provided at www.virtualshareholdermeeting.com/KD2022 on the day of the Annual Meeting and during the Annual Meeting; and

•
you will need the 16-digit number that is included in your proxy card or your Notice in order to ask questions and to vote during the Annual Meeting.

Shares held by current and former employees through IBM’s 401(k) Savings Plan cannot be voted during the Annual Meeting. The Kyndryl shares in the Kyndryl Stock Fund under the IBM 401(k) Plan will be voted by the trustee consistent with its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended.
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4.   Will I be able to participate in the virtual Annual Meeting on the same basis I would be able to participate in an in-person Annual Meeting?
The online meeting format for the Annual Meeting will enable full and equal participation by all our stockholders from any place in the world at little to no cost. We believe that holding the Annual Meeting online provides the opportunity for participation by a broader group of stockholders while reducing environmental impacts and the costs associated with planning, holding and arranging logistics for in-person meeting proceedings.
We designed the format of the virtual Annual Meeting to ensure that our stockholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:
•
providing stockholders with the ability to submit appropriate questions in advance of the meeting to ensure thoughtful responses from management and the Board;

•
providing stockholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per stockholder unless time otherwise permits; and

•
answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.

Questions pertinent to meeting matters will be answered during the designated portion of the Annual Meeting, subject to time limitations. Questions regarding claims or personal matters are not pertinent to meeting matters, and therefore will not be answered. The rules of conduct and procedures will be available on the virtual meeting website.

5.   What is the “record date” for the Annual Meeting?
The record date for the Annual Meeting is the close of business on May 31, 2022.

6.   Which Kyndryl shares will be entitled to vote at the Annual Meeting?
Stockholders as of the close of business on the record date of May 31, 2022, may vote at the Annual Meeting. You have one vote for each share of common stock held by you as of May 31, 2022, including shares:
•
Held directly in your name as “stockholder of record” (also referred to as “registered stockholder” or “record owner”); and

•
Held beneficially for you in an account with a broker, bank or other nominee (shares held in “street name”). Street name holders generally cannot vote their shares directly and instead must instruct the brokerage firm, bank or nominee how to vote their shares.

7.   Which Kyndryl shares are included in the proxy card?
For record owners, the proxy card covers the number of shares to be voted in your account as of the record date.

8.   Can I vote my shares without attending the Annual Meeting?
If you are a record owner, you may vote by authorizing a proxy to vote on your behalf at the Annual Meeting.
FOR RECORD OWNERS
Your shares cannot be voted unless a signed proxy card is returned, shares are voted using the Internet or the telephone, or other specific arrangements are made to have your shares represented at the meeting. You are encouraged to specify your choices by checking the appropriate boxes on the proxy card. Shares will be voted following your written instructions.
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PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
However, it is not necessary to check any boxes if you wish to vote in accordance with the Board’s recommendations; in that case, merely sign, date and return the proxy card in the enclosed envelope, or if you received a Notice, follow the instructions on how to access the proxy materials and vote online.
You can also vote your shares over the Internet, or by calling a designated telephone number. These Internet and telephone voting procedures are designed to authenticate your identity in order to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly. The procedures that have been put in place are consistent with the requirements of applicable law. Specific instructions for record owners who wish to use the Internet or telephone voting procedures are set forth on the proxy card.
How to Vote	Your Vote Is Important

INTERNET	PHONE	MAIL	MOBILE DEVICE	LIVE
Go to www.proxyvote.com, 24/7	Call toll-free, 24/7 1-800-690-6903	Complete, date and sign your proxy card or voting instruction form and mail in the postage-paid envelope	Scan the QR code	Attend the Annual Meeting virtually and cast your ballot
WHETHER OR NOT YOU ATTEND THE MEETING, WE ENCOURAGE YOU TO VOTE YOUR SHARES PROMPTLY.
FOR HOLDERS IN STREET NAME
You must timely deliver your voting instructions to your respective bank, broker or other intermediary, following the specific instructions that have been provided to you by your bank, broker or other intermediary.

9.   May I change or revoke my proxy?
Yes. Whether you have submitted your proxy by Internet, telephone or mail, if you are a record owner, you may revoke your proxy or change your vote by:
•
Sending a written statement that you wish to revoke your proxy to our Corporate Secretary, provided such statement is received no later than July 27, 2022;

•
Voting again by Internet (www.proxyvote.com) or telephone (1-800-690-6903) at a later time before the closing of those voting facilities at 11:59 p.m. (Eastern Daylight Time) on July 27, 2022;

•
Submitting a properly signed proxy card with a later date that is received no later than July 27, 2022; or

•
Voting at the virtual-only Annual Meeting. Attendance at the meeting via the Internet will not cause your previously granted proxy to be revoked unless you specifically so request.

If you hold shares in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee following the instruction it has provided, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the Annual Meeting via the Internet and voting.

10.   Other than the items in the Proxy Statement, what other items of business will be addressed at the Annual Meeting?
Management knows of no other matters that may be properly presented at the meeting. If other proper matters are introduced at the meeting, the individuals named as proxies on the proxy card are also authorized to vote upon those matters using their own discretion.

11.   Who tabulates the votes?
Votes are counted by employees of Broadridge Financial Solutions, Inc., Kyndryl’s tabulator, and certified by the Inspectors of Election (who are agents of Broadridge Financial Solutions, Inc.).
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PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A

12.   I understand that a “quorum” of stockholders is required in order for Kyndryl to transact business at the Annual Meeting. What constitutes a quorum?
The presence, in person or represented by proxy, of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the meeting, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and shares represented by “broker non-votes”, as described below, are counted as present and entitled to vote for purposes of determining a quorum. On the record date of May 31, 2022, there were 225,762,489 shares of the Company’s common stock outstanding, and each share is entitled to one vote at the Annual Meeting.

13.   What is a broker non-vote, and what is “broker discretionary voting”?
A broker non-vote occurs when shares held through a broker (shares held “in street name”) are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at its discretion.
Broker discretionary voting refers to the NYSE rule allowing brokers to vote their customers’ shares on certain “routine” matters in the Proxy Statement at the brokers’ discretion when they have not received timely voting instructions from their customers. The NYSE rules on broker discretionary voting prohibit banks, brokers and other intermediaries from voting uninstructed shares on certain matters, including the Proposal on the Election of Directors, and the on Say-on-Pay, Say-on-Frequency and Plan Proposals. Therefore, if you hold your stock in street name and you do not instruct your bank, broker or other intermediary how to vote regarding the Election of Directors, Say-on-Pay, Say-on-Frequency and Plan Proposals, no votes will be cast on your behalf.
The NYSE rules allow broker discretionary voting on the Ratification Proposal.

14.   What am I voting on, how many votes are required to approve each item, how are votes counted, and how does the Board recommend I vote?
The table below summarizes the proposals that will be voted on, the vote required to approve each item, how votes are counted and how the Board recommends you vote:
Proposal	Voting Options	Board Recommendations(1)	Vote Required	Do Abstentions Count as Votes Cast?	Is Broker Discretionary Voting Allowed(2)
1 Election of three Class I director nominees for a three-year term	–“For” –“Against” –“Abstain”	FOR each nominee	Majority of votes cast— FOR must exceed AGAINST votes(3)	No	No
2 Approval (non-binding vote) of compensation of named executive officers	–“For” –“Against” –“Abstain”	FOR	Majority of votes present and entitled to vote on this item of business	Yes	No
3 Approval (non-binding vote) of frequency of future advisory votes on executive compensation	–For “Every 1 Year” –For “Every 2 Years” –For “Every 3 Years” –“Abstain”	FOR EVERY 1 YEAR	Majority of votes present and entitled to vote on this item of business	Yes	No
4 Approval of the amendment and restatement to the Kyndryl 2021 Long-Term Performance Plan	–“For” –“Against” –“Abstain”	FOR	Majority of votes present and entitled to vote on this item of business	Yes	No
5 Ratification of the appointment of PwC as our independent registered public accounting firm for fiscal 2023(4)	–“For” –“Against” –“Abstain”	FOR	Majority of votes present and entitled to vote on this item of business	Yes	Yes
98 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
(1)
If you are a record owner and you sign and submit your proxy card without indicating your voting instructions, your shares will be voted in accordance with the Board’s recommendation.

(2)
A broker non-vote will not count as a vote for or against a director and will have no effect on the outcome of the election of the three director nominees disclosed in this Proxy Statement. A broker non-vote will have no effect on Items 2, 3 and 4.

(3)
In an uncontested election of directors at which a quorum is present, if any nominee for director receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election, our Bylaws require that such person must tender his or her resignation to the Board, the Chair, or the Secretary. Our Bylaws further provide that the independent directors of the Board will then consider the tendered resignation, evaluating the relevant facts and circumstances, and giving due consideration to the best interests of the Company and its stockholders, and shall make a decision within 90 days after the election on whether to accept the tendered resignation. The Board will promptly disclose publicly its decision and, if applicable, the reasons for rejecting the tendered resignation. Cumulative voting in the election of directors is not permitted.

(4)
It is important to note that the Ratification Proposal (Proposal No. 5) is non-binding and advisory. While the ratification of the appointment of PwC as our independent registered public accounting firm is not required by our Bylaws or otherwise, if our stockholders fail to ratify the selection, we will consider it notice to the Board and the Audit Committee to consider the selection of a different firm.

15.   Will my votes be confidential?
Yes. All stockholder meeting proxies, ballots and tabulations that identify individual stockholders are kept confidential and are not available for examination. In addition, the identity or the vote of any stockholder is not disclosed except as required by law.

16.   I received my proxy materials in hard copy. How may I arrange to receive them electronically?
To enroll for electronic delivery, go to our Investor Relations website investors.kyndryl.com, select the “Resources” tab, then click on “Consent for materials online” from the dropdown menu and follow the instructions to enroll.

17.   How do I submit a proposal for inclusion in Kyndryl’s 2023 proxy material?

To be eligible under the SEC’s shareholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2023 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before February 14, 2023. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. Proposals should be sent via registered, certified or express mail to:

For information regarding submission of a director nominee using the Company’s proxy access bylaw, see “Corporate Governance and Board Matters—Director Nomination Process—Stockholder Recommendations and Nominations” in the Corporate Governance & Board Matters section of this Proxy Statement.”

18.   How do I submit an item of business for the 2023 Annual Meeting?
As set forth in our bylaws, stockholders who intend to present an appropriate item of business (including director nominations) at the 2023 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in Kyndryl’s Proxy Statement) must provide written notice of such business to Kyndryl’s Secretary no earlier than March 30, 2023 and no later than April 29, 2023 at the address set forth in Question 17. Our Bylaws, which contain other informational requirements that must be followed in connection with submitting director nominations and any other appropriate items of business for consideration at a meeting of stockholders, are posted on our website at www.kyndryl.com under Investors: Governance: Governance Documents: Corporate Governance.
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PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A

19.   What is the deadline to provide my notice pursuant to Rule 14a-19 if I intend to solicit proxies in support of director nominees other than the Company’s nominees at the Company’s 2023 annual meeting?
To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 29, 2023. The notice should be sent to our Corporate Secretary at the address set forth in Question 17 above via registered, certified or express mail.

20.   What is “householding” and how does it affect me?
You may also:
Mail your request to: Broadridge Householding Department 51 Mercedes Way Edgewood, New York 11717 and include your name, the name of your broker or other nominee and your account number(s)
or call the Householding election number: 1-866-540-7095
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and Notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or Notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or Notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker.

21.   Members of our household own Kyndryl shares through a number of different brokerage firms. Will we continue to receive multiple sets of materials?
Yes. If you and others sharing a single address hold Kyndryl shares through multiple brokers, you will continue to receive at least one set of proxy materials from each broker.

22.   I received a Notice of Internet Availability of Proxy Materials. What does this mean?
Consistent with common practice and in accordance with SEC rules, Kyndryl is distributing proxy materials to some stockholders over the Internet by sending a Notice that explains how to access our proxy materials and vote online. If you received a Notice and would like a printed copy of the proxy materials (including the Annual Report, Proxy Statement and a proxy card), please follow the instructions included in your Notice.

100 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A

23.   I previously consented to receive electronic delivery of my proxy materials. Can you send me a hard copy of these proxy materials?
FOR RECORD OWNERS
833-981-KYND or 781-575-4557
We will deliver promptly, upon request, a separate copy of these proxy materials. Contact our transfer agent, Computershare Trust Company, N.A. at:
FOR HOLDERS IN STREET NAME
You must contact your bank, broker or other intermediary to receive copies of these materials.

24.   Who will pay the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. In addition, we have hired Morrow Sodali LLC to solicit proxies. We expect to pay Morrow Sodali LLC a fee of  $25,000 plus reasonable expenses for these services.
By Order of the Board of Directors, EDWARD SEBOLD General Counsel and Secretary New York, NY June 14, 2022

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PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Annex A
Amended and Restated Kyndryl 2021 Long-Term Performance Plan
1. Objectives.
The Kyndryl 2021 Long-Term Performance Plan (the “Plan”), as amended and restated effective July 28, 2022, is designed to attract, motivate and retain selected employees of, and other individuals providing services to, the Company. These objectives are accomplished by making long-term incentive and other awards under the Plan, thereby providing Participants with a proprietary interest in the growth and performance of the Company. This Amended and Restated Kyndryl 2021 Long-Term Performance Plan is effective July 28, 2022, conditioned upon shareholder approval by Kyndryl stockholders at the 2022 Annual Meeting and supersedes the prior Plan document.
2. Definitions.

(a)
“Assumed Award”–An award granted to certain employees, officers, and directors of the Company and its subsidiaries under a Prior Plan, which award is assumed by the Company and converted into an Award in connection with the Spin-Off, pursuant to the terms of the Employee Matters Agreement.

(b)
“Awards”–The grant of any form of stock option, stock appreciation right, stock or cash award, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions, performance requirements, limitations and restrictions as the Committee may establish in order to fulfill the objectives of the Plan.

(c)
“Award Agreement”–An agreement between the Company and a Participant that sets forth the terms, conditions, performance requirements, limitations and restrictions applicable to an Award.

(d)
“Beneficial Ownership”–Beneficial ownership within the meaning of Rule 13d-3 promulgated under Section 13 of the Exchange Act.

(e)
“Board”–The Board of Directors of Kyndryl.

(f)
“Cause”–As reasonably determined by Kyndryl, the occurrence of any of the following: (i) embezzlement, misappropriation of corporate funds or other material acts of dishonesty; (ii) commission or conviction of any felony or of any misdemeanor involving moral turpitude, or entry of a plea of guilty or nolo contendere to any felony or misdemeanor (other than a minor traffic violation or other minor infraction); (iii) engagement in any activity that the employee knows or should know could harm the business or reputation of the Company; (iv) failure to adhere to the Company’s corporate codes, policies or procedures; (v) a breach of any covenant in any employment agreement or any intellectual property agreement, or a breach of any other provision of the employment agreement, in either case if the breach is not cured to the Company’s satisfaction within a reasonable period after notice of the breach (no notice and cure period is required if the breach cannot be cured); (vi) failure to perform duties or follow management direction, which failure is not cured to the Company’s satisfaction within a reasonable period of time after a written demand for substantial performance is delivered to (no notice or cure period is required if the failure to perform cannot be cured); (vii)  violation of any statutory, contractual or common law duty or obligation to the Company, including, without limitation, the duty of loyalty; (viii) rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; or (ix) acceptance of an offer to engage in or associate with any business which is or becomes competitive with the Company; provided, however, that the mere failure to achieve performance objectives shall not constitute Cause.

KYNDRYL 2022 PROXY STATEMENT | A-1

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
(g)
“Change in Control”–~~Unless~~ Except to the extent the applicable Award Agreement or the Committee provides otherwise, the first to occur of any of the following events:

(i)
the acquisition by any Person or related “group” (as such term is used in Section 13(d) and Section 14(d) of the Exchange Act) of Persons, or Persons acting jointly or in concert, of Beneficial Ownership (including control or direction) of more than 50% (on a fully diluted basis) of either (A) the then-outstanding shares of Common Stock, including shares of Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such shares of Common Stock or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote in the election of Directors (the “Outstanding Company Voting Securities”), but excluding any acquisition by the Company or any of its affiliates, its Permitted Transferees or any of their respective affiliates or by any employee benefit plan sponsored or maintained by the Company;

(ii)
a change in the composition of the Board such that members of the Board during any consecutive 24-month period (the “Incumbent Directors”) cease to constitute a majority of the Board. Any person becoming a Director through election or nomination for election approved by a valid vote of at least a majority of the Incumbent Directors shall be deemed an Incumbent Director; provided, however, that no individual becoming a Director as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board, shall be deemed an Incumbent Director;

(iii)
the approval by the stockholders of the Company of a plan of complete dissolution or liquidation of the Company; or

(iv)
the consummation of a reorganization, recapitalization, merger, amalgamation, consolidation, statutory share exchange or similar form of corporate transaction involving (x)  the Company or (y) any of its subsidiaries, but in the case of this clause (y) only if Outstanding Company Voting Securities are issued or issuable (a “Business Combination”), or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an affiliate of the Company (a “Sale”), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of the entity resulting from such Business Combination or the entity that acquired all or substantially all of the business or assets of the Company in such Sale (in either case, the “Surviving Company”), or the ultimate parent entity that has Beneficial Ownership of sufficient voting power to elect a majority of the board of directors (or analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares of Common Stock into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination or Sale were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination or Sale.

(h)
“Common Stock” or “stock”–Authorized and issued or unissued Common Stock of Kyndryl, at such par value as may be established from time to time.

(i)
“Code”–The Internal Revenue Code of 1986, as amended from time to time.

(j)
“Committee”–The committee designated by the Board to administer the Plan.

(k)
“Company”–Kyndryl and its affiliates and subsidiaries including subsidiaries of subsidiaries and partnerships and other business ventures in which Kyndryl has an equity interest.

A-2 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
(l)
“Director”–Any member of the Board.

(m)
“Exchange Act”–The U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. References to any section of  (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.

(n)
“Fair Market Value”–The average of the high and low prices of Common Stock on the New York Stock Exchange for the date in question, provided that, if no sales of Common Stock were made on said exchange on that date, the average of the high and low prices of Common Stock as reported for the most recent preceding day on which sales of Common Stock were made on said exchange.

(o)
“Kyndryl”–Kyndryl Holdings, Inc.

(p)
“Participant”–An individual to whom an Award has been made under the Plan. Awards may be made to (i) any employee of, or any other individual providing services to, the Company, or (ii)  any prospective employee or other service provider of the Company who has accepted an offer of employment or service from the Company. However, incentive stock options may be granted only to individuals who are employed by Kyndryl or by a subsidiary corporation (within the meaning of section 424(f) of the Code) of Kyndryl, including a subsidiary that becomes such after the adoption of the Plan.

(q)
“Performance Period”–A ~~multi-year~~ period ~~of no more than five consecutive calendar years~~ established by the Committee over which one or more of the performance criteria ~~listed~~ referenced in Section 6 shall be measured pursuant to the grant of Long-Term Performance Incentive Awards (whether such Awards take the form of stock, stock units or equivalents or cash). Performance Periods may overlap one another~~, but no two Performance Periods may consist solely of the same calendar years.~~

(r)
“Permitted Transferee”–A Person to whom an Award may be transferred in accordance with Section 10.

(s)
“Person”–A “person” as defined in Section  3(a)(9) of the Exchange Act, as modified and used in Sections  13(d) and 14(d) thereof, except that such term shall not include (i) the Company, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of Common Stock of the Company.

(t)
“Prior Plan~~s~~”–Any Long-Term Performance Plan of International Business Machines Corporation.

(u)
“Spin-Off”–The distribution of shares of Common Stock to the stockholders of International Business Machines Corporation in 2021 pursuant to the Separation and Distribution Agreement and the Employee Matters Agreement between the Company and International Business Machines Corporation entered into in connection with such distribution.

(v)
“Substitute Awards”–An Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or stock appreciation right.

3. Common Stock Available for Awards.
The number of shares of Common Stock that may be issued under the Plan for Awards granted wholly or partly in stock during the term of the Plan is ~~22,400,000~~30,900,000, which includes the number of shares of Common Stock subject to the Assumed Awards. Shares of Common Stock may be made available from the authorized but unissued shares of the Company or from shares held in the Company’s treasury and not reserved for some other purpose. For purposes of determining the number of shares of Common Stock issued under the Plan, no shares shall be deemed issued until they are actually delivered to a Participant, or such other person in accordance with Section 10. Shares covered by Awards that either wholly or in part are not earned, or that expire or are forfeited, terminated, canceled, settled in cash, payable solely in cash or exchanged for other awards, shall be available for future issuance
KYNDRYL 2022 PROXY STATEMENT | A-3

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
under Awards. However, shares of Common Stock tendered to or withheld by the Company in connection with the exercise of stock options or SARs, or the payment of tax withholding on any Award, shall not be available for future issuance under Awards. The maximum amount (based on the fair value of shares of Common Stock underlying Awards on the grant date as determined in accordance with applicable financial accounting rules) of Awards that may be granted in any single fiscal year to any non-employee member of the Board, taken together with any cash fees paid to such non-employee member of the Board during such fiscal year, in each case for services rendered as a non-employee member of the Board, shall be $750,000.
Substitute Awards shall not reduce the shares of Common Stock authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any affiliate or with which the Company or any affiliate combines has shares available under a pre-existing plan approved by stockholders and not approved in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company immediately prior to such acquisition or combination.
4. Administration.
The Plan shall be administered by the Committee, which shall have full discretionary powers to select Participants, to interpret the Plan, to grant waivers of Award restrictions, to continue, accelerate or suspend exercisability, vesting or payment of an Award and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper. These powers include, but are not limited to, the adoption of modifications, amendments, procedures, subplans and the like as necessary to comply with provisions of the laws and regulations of the countries in which the Company operates in order to assure the viability of Awards granted under the Plan and to enable Participants regardless of where employed to receive advantages and benefits under the Plan and such laws and regulations.
5. Delegation of Authority.
The Committee may delegate to officers of the Company any of its duties, powers and ~~authority~~ authorities under the Plan pursuant to such conditions or limitations as the Committee may establish, except that only the Committee or the Board may select, and grant Awards to, Participants who are subject to Section 16 of the Securities Exchange Act of 1934.
6. Awards.
The Committee shall determine the type or types of Award(s) to be made to each Participant and shall set forth in the related Award Agreement the terms, conditions, performance requirements, and limitations applicable to each Award. Awards may include but are not limited to those listed in this Section 6. Notwithstanding anything to the contrary herein, and subject to Section 15, Awards shall be subject to a condition that vesting of  (or lapsing of restrictions on) such Award will not occur until at least the first anniversary of the date of grant; provided, however, that the Committee may, in its sole discretion, ~~(i) accelerate the vesting of Awards or otherwise lapse or waive such minimum vesting condition in connection with (A) the Participant’s termination of employment (including as a result of death, disability or retirement) or (B)  a Change in Control (subject to the requirements of Section 15) and (ii)~~ grant Awards that are not subject to the minimum vesting condition with respect to (A) 5% or less of the total shares of Common Stock available for Awards (as set forth in Section 3, as may be adjusted pursuant to Section 14), (B) Awards made to non-employee members of the Board that occur in connection with the Company’s annual meeting of stockholders, and which vest on the earlier of the one-year anniversary of the date of grant or the date of the Company’s next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting and (C) Substitute Awards that were scheduled to vest within the one year minimum vesting period; and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of a Participant’s termination of employment (including as a result of retirement, death, or disability) or a Change in
A-4 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Control (subject to Section 15), in the terms of the Award or otherwise. Awards may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement or payment of, or as alternatives to, grants, rights or compensation earned under any other plan of the Company, including the plan of any acquired entity.
(a)
Stock Option–A grant of a right to purchase a specified number of shares of Common Stock the exercise price of which shall be not less than 100% of Fair Market Value on the date of grant of such right, as determined by the Committee, provided that, in the case of a stock option granted retroactively in tandem with or as substitution for another award granted under any plan of the Company, the exercise price may be the same as the purchase or designated price of such other award. Each stock option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no stock option shall be exercisable on or after the tenth (10th) anniversary of its date of grant.

A stock option may be in the form of an incentive stock option (“ISO”) which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with section 422 of the Code including, but not limited to, that (i) the exercise price for an ISO granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company, shall be not less than 110% of Fair Market Value on the date of grant of such right, (ii) the aggregate Fair Market Value (determined as of the date on which an ISO is granted) of the Common Stock with respect to which ISOs are first exercisable by any employee in any calendar year shall not exceed $100,000 for such employee, (iii) the Award Agreement evidencing an ISO shall designate that it is an ISO, (iv) it must be granted within 10 years from the earlier of the date of the adoption of this Plan or the date the Plan is approved by stockholders, and (v) it must not be exercisable after the expiration of 10  years from the date of grant (or 5 years with respect to an ISO granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company). The number of shares of Common Stock that shall be available for issuance under ISOs granted under the Plan is limited to ~~22,400,000~~30,900,000.
(b)
Stock Appreciation Right–A right to receive a payment, in cash and/or Common Stock, equal in value to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the stock appreciation right (SAR) is exercised over the grant price of the SAR, which shall not be less than 100% of the Fair Market Value on the date of grant of such SAR, as determined by the Committee, provided that, in the case of a SAR granted retroactively in tandem with or as substitution for another award granted under any plan of the Company, the grant price may be the same as the exercise or designated price of such other award.

(c)
Stock Award–An Award made in stock and denominated in  units of stock. ~~All or part of any stock award may be subject to conditions established by the Committee, and set forth in the Award Agreement, which may include, but are not limited to, continuous service with Company, achievement of specific business objectives, increases in specified indices, attaining growth rates, and other comparable measurements of Company performance~~. An Award made in stock or denominated in units of stock that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an Award of  “Restricted Stock” or “Restricted Stock Units”.

(d)
Cash Award–An Award denominated in cash with the eventual payment amount subject to future service and such other restrictions and conditions as may be established by the Committee.

All or part of any Award described above may be subject to conditions established by the Committee, and as set forth in the Award Agreement, including, but not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates, and other ~~comparable~~ measurements of ~~Company~~ performance, engagement, or attainment of goals.
7. Payment of Awards.
Payment of Awards may be made in the form of cash, stock or combinations thereof and may include such restrictions as the Committee shall determine. Further, with Committee approval, payments may be deferred, either in the form of installments or as a future lump-sum payment, in accordance with such procedures or a separate plan as may be established from time to time by the Committee. Any deferred payment, whether elected by the Participant or specified by the Award Agreement or the Committee, may require the payment to be forfeited in accordance with the provisions of Section 13. Dividends or dividend equivalent rights may be extended to and made part of any Award denominated in stock or units of stock (for the avoidance of doubt, excluding stock options or SARs), subject to such terms, conditions and restrictions as the Committee may establish; provided, that, notwithstanding
KYNDRYL 2022 PROXY STATEMENT | A-5

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
anything herein to the contrary, any dividends or dividend equivalents payable with respect to any Award or any portion of an Award may only be paid to the Participant to the extent the vesting conditions applicable to such Award or portion thereof are subsequently satisfied and the Award or portion thereof to which such dividend or dividend equivalent relates, and any dividends or dividend equivalents with respect to any Award or any portion thereof does not become vested shall be forfeited. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payments denominated in stock or units of stock. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.
8. Stock Option Exercise.
The price at which shares of Common Stock may be purchased under a stock option shall be paid in full in cash at the time of the exercise or, if permitted by the Committee, by means of tendering Common Stock or surrendering another Award or through any other method specified in an Award Agreement, or any combination thereof. The Committee shall determine acceptable methods of tendering Common Stock or other Awards and may impose such conditions on the use of Common Stock or other Awards to exercise a stock option as it deems appropriate.
9. Tax Withholding.
The Company shall have the right to withhold from wages, from amounts otherwise payable to the Participant, or from ~~Prior to~~ the payment or settlement of any Award, or may otherwise require the Participant ~~must~~ to pay, or make arrangements acceptable to the Company for the payment of, any and all federal, state and local tax withholding that in the opinion of the Company is required by law. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of shares under the Plan and up to the ~~maximum permissible~~ withholding amounts determined by the Company to be required by law, an appropriate number of shares for payment of taxes ~~required by law~~ or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Company may, at its discretion, delay the delivery of shares or cash otherwise deliverable to a Participant in connection with the settlement of an Award until such time arrangements have been made to ensure the remittance of all taxes due from the Participant in connection with the Award.
10. Transferability.
No Award shall be transferable or assignable, or payable to or exercisable by, anyone other than the Participant to whom it was granted, except (i) by law, will or the laws of descent and distribution, (ii) as a result of the disability of a Participant or (iii) that the Committee (in the form of an Award Agreement or otherwise) may permit transfers of Awards by gift or otherwise to a member of a Participant’s immediate family and/or trusts whose beneficiaries are members of the Participant’s immediate family, or to such other persons or entities as may be approved by the Committee including, but not limited to, pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder. Notwithstanding the foregoing, in no event shall an Award be transferred for value or ISOs be transferable or assignable other than by will or by the laws of descent and distribution.
11. Amendment, Modification, Suspension or Discontinuance of the Plan.
The Board may amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. Subject to changes in law or other legal requirements that would permit otherwise, the Plan may not be amended without the consent of the holders of a majority of the shares of Common Stock then outstanding, to (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except for adjustments pursuant to Section 14 of the Plan), (ii) permit the granting of stock options or SARs with exercise or grant prices lower than those specified in Section 6, (iii)  reduce the exercise or grant price of any stock option or SAR (except for adjustments pursuant to Section 14 of the Plan), (iv) cancel any outstanding stock option or SAR and replace it with a new stock option or SAR (with a lower exercise or grant price, as the case may be) or other Award or cash in a manner which would either (A) be reportable on the Company’s proxy statement as stock options that have been “repriced” (as such term is used in
A-6 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any “repricing” for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment) and (v) take any other action which is considered a “repricing” ~~for purposes of the~~ or otherwise requires stockholder approval under rules of the applicable securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted.
12. Termination of Employment.
If the employment of a Participant terminates or the Participant otherwise terminates service with the Company, other than as a result of the death or disability of a Participant, all unexercised, deferred and unpaid Awards shall be canceled immediately, ~~unless~~ except to the extent the Award Agreement provides otherwise. In the event of the death of a Participant or in the event a Participant is deemed by the Company to be disabled and eligible for benefits under the terms of the Kyndryl Long Term Disability Plan (or any successor plan or similar plan of another employer), the Participant’s estate, beneficiaries or representative, as the case may be, shall have the rights and duties of the Participant, if any, under the applicable Award Agreement.
13. Cancellation and Rescission of Awards/Clawback.

(a)
~~Unless~~ Except to the extent the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant engages in any “Detrimental Activity.” For purposes of this Section 13, “Detrimental Activity” shall include: (i) the rendering of services, including the acceptance of an offer to render services, for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any confidential information or material, as defined in the Company’s Agreement Regarding Confidential Information and Intellectual Property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, pursuant to the Company’s Agreement Regarding Confidential Information and Intellectual Property, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) activity that results in termination of the Participant’s employment for Cause; (v) a violation of any rules, policies, procedures or guidelines of the Company, including but not limited to the Company’s Business Conduct Guidelines; (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; or (vii)  the Participant being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company.

(b)
Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event a Participant fails to comply with the provisions of paragraphs (a)(i)-(vii) of this Section 13 prior to, or during the Rescission Period, then any exercise, payment or delivery may be rescinded within two years after such exercise, payment or delivery. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company. As used herein, Rescission Period shall mean that period of time established by the Committee which shall not be less than 6 months after any exercise, payment or delivery pursuant to an Award.

(c)
The Committee shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder and any other regulatory regimes. Further, to the extent required by applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the

KYNDRYL 2022 PROXY STATEMENT | A-7

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
rules and regulations of the securities exchange or inter-dealer quotation service on which the shares of Common Stock are listed or quoted, or if so required pursuant to a written policy adopted by the Company, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Award Agreements).
14. Adjustments.
In the event of any change in the outstanding Common Stock of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Committee may adjust proportionately: (a) the number of shares of Common Stock (i) available for issuance under the Plan, (ii) available for issuance under ISOs, and (iii)  ~~for which Awards may be granted to an individual Participant set forth in Section 6, and (iv)~~ covered by outstanding Awards denominated in stock or units of stock; (b) the exercise and grant prices related to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards. Notwithstanding the foregoing, in the event of any change in the outstanding Common Stock of the Company by reason of a stock split or a reverse stock split, the above-referenced proportionate adjustments, if applicable, shall be mandatory.
In the event of any other change affecting the Common Stock or any distribution (other than normal cash dividends) to holders of Common Stock, such adjustments in the number and kind of shares and the exercise, grant and conversion prices of the affected Awards as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to cause Kyndryl to issue or assume stock options, whether or not in a transaction to which section 424(a) of the Code applies, by means of substitution of new stock options for previously issued stock options or an assumption of previously issued stock options. In such event, the aggregate number of shares of Common Stock available for issuance under Awards under Section 3~~, including the individual Participant maximums set forth in Section  6~~ will be increased to reflect such substitution or assumption.
15. Effect of a Change in Control on Awards.
Except to the extent otherwise provided in an Award Agreement, or any applicable employment, consulting, change-in-control, severance or other agreement between the Participant and the Company, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary:
(a)
If the acquirer or successor company in such Change in Control has agreed to provide for the substitution, assumption, exchange or other continuation of Awards granted pursuant to the Plan, then, if the Participant’s employment with or service to the Company or an Affiliate is terminated by the Company without Cause (and other than due to death or Disability) on or within 24 months following a Change in Control, then unless otherwise provided by the Committee, (i) all stock options and SARs held by such Participant shall become immediately exercisable with respect to 100% of the shares of Common Stock subject to such stock options and SARs, and ~~that~~ (ii) the restricted period (and any other conditions) shall expire immediately with respect to 100% of the shares of Restricted Stock and Restricted Stock Units and any other Awards held by such Participant ~~(including a waiver of any applicable performance conditions)~~; provided that if the vesting or exercisability of any Award would otherwise be subject to the achievement of performance conditions, the portion of such Award that shall become fully vested and immediately exercisable shall be based on the assumed achievement of actual or target performance as determined by the Committee.

(b)
If the acquirer or successor company in such Change in Control has not agreed to provide for the substitution, assumption, exchange or other continuation of Awards granted pursuant to the Plan, then unless otherwise provided by the Committee, (i) all Options and SARs held by such Participant shall become immediately exercisable with respect to 100% of the shares of Common Stock subject to such Options and SARs, and (ii) the ~~Restricted~~ restricted ~~Period~~ period (and any other conditions) shall expire immediately with respect to 100% of the shares of Restricted Stock and Restricted Stock Units and any other Awards held by such Participant ~~(including a waiver of any applicable performance conditions)~~; provided that if the vesting or exercisability of any Award would otherwise be subject to the achievement of performance conditions, the portion of such Award that shall become fully vested and immediately exercisable shall be based on the assumed achievement of actual or target performance as determined by the Committee.

A-8 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
(c)
In addition, the Committee may upon at least 10 days’ advance notice to the affected Participants, cancel any outstanding Award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event (it being understood that any Option or SAR having a per-share exercise or hurdle price equal to, or in excess of, the Fair Market Value (as of the date specified by the Committee) of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor). Notwithstanding the above, the Committee shall exercise such discretion over the timing of settlement of any Award subject to Code Section 409A at the time such Award is granted.

(d)
To the extent practicable, the provisions of this Section  15 shall occur in a manner and at a time that allows affected Participants the ability to participate in the Change in Control transaction with respect to the shares of Common Stock subject to their Awards.

16. Section 409A of the Code.

(a)
It is intended that the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan or any other plan maintained by the Company, including any taxes and penalties under Section 409A of the Code, and the Company shall not have any obligation to indemnify or otherwise hold such Participant or any beneficiary harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.

(b)
Notwithstanding anything in the Plan to the contrary, if the Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” within the meaning of Section 409A of the Code or, if earlier, the Participant’s date of death. All such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(c)
In the event that the timing of payments in respect of any Award that would otherwise be considered “deferred compensation” subject to Section 409A of the Code would be accelerated upon the occurrence of  (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder, or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of  “disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

17. Miscellaneous.

(a)
Any notice to the Company required by any of the provisions of the Plan shall be addressed to the chief human resources officer of Kyndryl in writing, and shall become effective when it is received.

(b)
The Plan shall be unfunded and the Company shall not be required to establish any special account or fund or to otherwise segregate or encumber assets to ensure payment of any Award.

(c)
Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements or plans, subject to stockholder approval if such approval is required, and such arrangements or plans may be either generally applicable or applicable only in specific cases.

(d)
No Participant shall have any claim or right to be granted an Award under the Plan and nothing contained in

KYNDRYL 2022 PROXY STATEMENT | A-9

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
the Plan shall be deemed or be construed to give any Participant the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Participant at any time without regard to the effect such discharge may have upon the Participant under the Plan. Except to the extent otherwise provided in any plan or in an Award Agreement, no Award under the Plan shall be deemed compensation for purposes of computing benefits or contributions under any other plan of the Company.
(e)
The Plan and each Award Agreement shall be governed by the laws of the State of ~~Delaware~~New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. ~~Unless~~ Except to the extent otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the state and federal courts sitting in New York County or Westchester County, New York~~Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction over such action or proceeding, then another court of the State of Delaware or, if no court of the State of Delaware has jurisdiction, then the United States District Court for the District of Delaware)~~, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

(f)
In the event that a Participant or the Company brings an action to enforce the terms of the Plan or any Award Agreement and the Company prevails, the Participant shall pay all costs and expenses incurred by the Company in connection with that action, including reasonable attorneys’ fees, and all further costs and fees, including reasonable attorneys’ fees incurred by the Company in connection with collection.

(g)
The Committee (including, for the avoidance of doubt~~and~~ any officers to whom it may delegate authority under Section 5) shall have full discretionary power and authority to interpret the Plan and to make any determinations thereunder, including determinations under Section 13, and the Committee’s (or such officer’s) determinations shall be binding and conclusive. Determinations made by the Committee (or any such officer) under the Plan need not be uniform and may be made selectively among individuals, whether or not such individuals are similarly situated.

(h)
If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(i)
The Plan shall become effective on the date it is approved by the requisite vote of the stockholder of the Company.

(j)
Notwithstanding anything in this Plan to the contrary, each Assumed Award shall be subject to the terms and conditions of the Prior Plan and award agreement to which such Assumed Award was subject immediately prior to the Spin-Off, subject to the adjustment of such Assumed Award by the Executive Compensation and Management Resources Committee of International Business Machines Corporation and the terms of the Employee Matters Agreement; provided that following the date of the Spin-Off, each such Assumed Award shall relate solely to shares of Common Stock and be administered by the Committee in accordance with the administrative procedures in effect under this Plan.

~~Federal Income Tax Consequences~~
~~The Company has been advised by counsel that, in general, under the Internal Revenue Code, as presently in effect, a Participant will not be deemed to recognize any income for federal income tax purposes at the time an option or SAR is granted or a restricted stock award is made, nor will the Company be entitled to a tax deduction at that time. However, when any part of an option or SAR is exercised, when restrictions on restricted stock lapse, or when an unrestricted stock award is made, the federal income tax consequences may be summarized as follows:~~
~~1.~~
~~In the case of an exercise of a stock option other than an ISO, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the option price.~~

~~2.~~
~~In the case of an exercise of a SAR, the Participant will generally recognize ordinary income on the exercise date in an amount equal to any cash and the fair market value of any unrestricted shares received.~~

A-10 | KYNDRYL 2022 PROXY STATEMENT

PROXY SUMMARY	CORPORATE GOVERNANCE & BOARD MATTERS	2021 EXECUTIVE COMPENSATION	AUDIT MATTERS	STOCK OWNERSHIP INFORMATION	FREQUENTLY ASKED QUESTIONS	ANNEX A
~~3.~~
~~In the case of an exercise of an option or SAR payable in restricted stock, or in the case of an award of restricted stock, the immediate federal income tax effect for the recipient will depend on the nature of the restrictions. Generally, the fair market value of the stock will not be taxable to the recipient as ordinary income until the year in which his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. However, the recipient may elect to recognize income when the stock is received, rather than when his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. If the recipient makes this election, the amount taxed to the recipient as ordinary income is determined as of the date of receipt of the restricted stock.~~

~~4.~~
~~In the case of ISOs, there is generally no tax liability at time of exercise. However, the excess of the fair market value of the stock on the exercise date over the option price is included in the optionee’s income for purposes of the alternative minimum tax. If no disposition of the ISO stock is made before the later of one year from the date of exercise and two years from the date of grant, the optionee will realize a capital gain or loss upon a sale of the stock, equal to the difference between the option price and the sale price. If the stock is not held for the required period, ordinary income tax treatment will generally apply to the excess of the fair market value of the stock on the date of exercise (or, if less, the amount of gain realized on the disposition of the stock) over the option price, and the balance of any gain or any loss will be treated as capital gain or loss. In order for ISOs to be treated as described above, the Participant must remain employed by the Company (or a subsidiary in which the Company holds at least 50 percent of the voting power) from the ISO grant date until three months before the ISO is exercised. The three-month period is extended to one year if the Participant’s employment terminates on account of disability. If the Participant does not meet the employment requirement, the option will be treated for federal income tax purposes as an option as described in paragraph 5 below. A Participant who exercises an ISO might also be subject to an alternative minimum tax.~~

~~5.~~
~~Upon the exercise of a stock option other than an ISO, the exercise of a SAR, the award of stock, or the recognition of income on restricted stock, the Company will generally be allowed an income tax deduction equal to the ordinary income recognized by a Participant. The Company will not receive an income tax deduction as a result of the exercise of an ISO, provided that the ISO stock is held for the required period as described above. When a cash payment is made pursuant to the Award, the recipient will recognize the amount of the cash payment as ordinary income, and the Company will generally be entitled to a deduction in the same amount.~~

KYNDRYL 2022 PROXY STATEMENT | A-11

kyndryl

One Vanderbilt Avenue
New York, New York 10017
www.kyndryl.com

KD
LISTED
NYSE

Kyndryl.
The heart
of progress.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

DETACH AND RETURN THIS PORTION ONLY

KYNDRYL HOLDINGS, INC.

The Board of Directors recommends you vote FOR each of the Nominees listed in the following proposal:

Nominees:	**For**	**Against**	**Abstain**
1a. Janina Kugel	☐	☐	☐
1b. Denis Machuel	☐	☐	☐
1c. Rahul N. Merchant	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. Approval, in a non-binding vote, of the compensation of the Company's named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 1 Year on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
3. Approval, in a non-binding vote, of the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

SCAN TOVIEW MATERIALS & VOTE KYNDRYL HOLDINGS, INC.ONE VANDERBILT AVENUE, 15TH FLOOR NEW YORK, NEW YORK 10017 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 27, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/KD2022You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 27, 2022. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it is received by the day before the meeting date.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D86842-P65928 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on July 28, 2022:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. In addition, a list of the stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the Annual Meeting electronically during the Annual Meeting at www.virtualshareholdermeeting.com/KD2022 when you enter your 16-Digit Control Number.D86843-P65928KYNDRYL HOLDINGS, INC.Annual Meeting of Stockholders July 28, 2022 1:00 p.m. EDTThis Proxy is Solicited by the Board of DirectorsThe undersigned hereby appoint(s) Martin Schroeter, David Wyshner, Edward Sebold and Evan Barth, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Kyndryl Holdings, Inc. that the undersigned is/are entitled to vote if personally present at the Annual Meeting of Stockholders to be held at 1:00 p.m., EDT on July 28, 2022 virtually at www.virtualshareholdermeeting.com/KD2022 and at any adjournment or postponement thereof, and further authorize(s) such proxies to vote such shares in their discretion upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. The undersigned hereby acknowledge(s) receipt of the Proxy Statement and/or Notice of Internet Availability. The undersigned hereby revoke(s) all proxies heretofore given by the undersigned to vote at the Annual Meeting or any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE, FOR PROPOSALS 2, 4 AND 5 AND FOR EVERY 1 YEAR WITH RESPECT TO PROPOSAL 3. IT WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPECONTINUED AND TO BE SIGNED ON REVERSE SIDE